As filed with the Securities and Exchange Commission on April 27, 2022

File No. 333-201920

File No. 811-8537

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

PRE-EFFECTIVE AMENDMENT NO.  ☐

POST-EFFECTIVE AMENDMENT NO. 8  ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☐

Amendment No. 53  ☒

Variable Annuity Account A of
Protective Life

(Exact Name of Registrant)

Protective Life and Annuity Insurance Company

(Name of Depositor)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of Depositor’s Principal Executive Offices)

(205) 268-1000

(Depositor’s Telephone Number, including Area Code)

BRADFORD RODGERS, Esquire

Protective Life and Annuity Insurance Company

2801 Highway 280 South

Birmingham, Alabama, 35223

(Name and Address of Agent for Services)

Copy to:

STEPHEN E. ROTH, Esquire

THOMAS E. BISSET, Esquire

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, Suite 700

Washington, D.C. 20001-3980

It is proposed that this filing will become effective (check appropriate box):

☐  immediately upon filing pursuant to paragraph (b) of Rule 485

☒  on May 1, 2022 pursuant to paragraph (b) of Rule 485

☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐  on             pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered: Interests in a separate account issued through variable annuity contracts.

Supplement Dated May 1, 2022
(for Applications signed on or after May 1, 2022) to the
Prospectuses dated May 1, 2022 for
Protective Variable Annuity NY II B Series
Issued by
Protective Life and Annuity Insurance Company
Variable Annuity Account A of Protective Life

This Rate Sheet Prospectus Supplement should be read carefully and retained with the Prospectus dated May 1, 2022 for the Protective Variable Annuity NY II B Series  variable annuity. You may obtain a current Prospectus by calling 1-800-456-6330.

This Rate Sheet Prospectus Supplement provides the current SecurePay Fee as described in the “PROTECTED LIFETIME INCOME BENEFITS-SecurePay Fee” section of the Prospectus. It also describes the current Roll-up Percentage to your Contract, and the Maximum Withdrawal Percentage under the SecurePay 5 living benefit rider as described in the “PROTECTED LIFETIME INCOME BENEFITS-Determining the Amount of Your SecurePay Withdrawals” section of the Prospectus. This Supplement must be used in conjunction with an effective Protective Variable Annuity NY II B Series variable annuity Prospectus.
The Rate Sheet Prospectus Supplement and rates below are effective until superseded by a subsequent Rate Sheet Prospectus Supplement. For applications signed on or after May 1, 2022, and that we receive in Good Order, we will apply the rates in this supplement up until ten calendar days after we issue a new rate sheet supplement.  We must also receive at least the minimum initial Purchase Payment ($5,000) within the ten calendar days. No new Rate Sheet Prospectus Supplement that supersedes a prior Rate Sheet Prospectus Supplement will become effective unless written notice of effectiveness of the new Rate Sheet Prospectus Supplement is given at least 10 business days in advance.
Before submitting your application for a Protective Variable Annuity NY II B Series variable annuity, please obtain a current Rate Sheet Prospectus Supplement. To obtain a current Rate Sheet Prospectus Supplement:

  Contact your financial advisor
  Contact us toll-free at 1-800-456-6330
  Go to https://protective.onlineprospectus.net/protective/ProtectiveVariableAnnuityNYIIBSeries/index.html
  Go to www.sec.gov under File No. 333-201920.

The current SecurePay Fee applicable to your Contract is as follows:

Purchase of SecurePay 5 rider at Contract Purchase	1.20%
Purchase of SecurePay 5 rider under RightTime	1.30%

The Roll-up Percentage and the Maximum Withdrawal Percentage applicable to your Contract will not change for the life of your Contract.
ROLL-UP PERCENTAGE
5.00%
MAXIMUM WITHDRAWAL PERCENTAGE

Age of (Younger) Covered Person on the Benefit Election Date	(One Covered Person) Withdrawal Percentage -	(Two Covered Persons) Withdrawal Percentage -
At least 59 1/2 but less than 65 years old	5.00%	4.50%
At least 65 but less than 70 years old	5.00%	4.50%
At least 70 but less than 75 years old	5.00%	4.50%
At least 75 or more	5.00%	4.50%

If you have any questions regarding this Rate Sheet Prospectus Supplement, please contact us toll free at 1-800-456-6330. Please keep this Rate Sheet Prospectus Supplement for future reference.

PROSPECTUS
May 1, 2022
Protective Variable Annuity NY II B Series	Protective Life and Annuity Insurance Company Variable Annuity Account A of Protective Life P.O. Box 10648 Birmingham, Alabama 35202‑0648 Telephone: 1‑800‑456‑6330 Fax: 205‑268‑6479 www.protective.com
This Prospectus describes an individual flexible premium deferred variable and fixed annuity contract offered by Protective Life and Annuity Insurance Company (the “Contract”). The Contract is designed for investors who desire to accumulate capital on a tax deferred basis for retirement or other long term investment purposes. It may be purchased on a non-qualified basis or for use with certain qualified retirement plans.The Contract is only issued in the state of New York.
You generally may allocate your investment in the Contract among the Guaranteed Account and the Sub-Accounts of the Variable Annuity Account A of Protective Life (the “Variable Account”). The value of your Contract that is allocated to the Sub-Accounts will vary according to the investment performance of the Funds in which the selected Sub-Accounts are invested. You bear the investment risk on amounts you allocate to the Sub-Accounts. If you purchase the SecurePay 5 rider or the Protective Income Manager rider, your options for allocating Purchase Payments and Contract Value will be restricted. (See “PROTECTED LIFETIME INCOME BENEFITS.”) The Funds are described in an appendix to this Prospectus. (See “FUND APPENDIX — FUNDS AVAILABLE UNDER THE CONTRACT.”)
This Prospectus sets forth a description of all material features about the Contract and the Variable Account that a prospective investor should know before investing. Information about certain investment products, including variable annuities, has been prepared by the SEC staff and is available at Investor.gov.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer or the refund amount may be different. Upon cancellation, you will receive the greater of your Purchase Payments or your Contract Value without any deduction for fees or charges. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Please read this Prospectus carefully. You should keep a copy for future reference.
The Protective Variable Annuity NY II B Series Contract is not a deposit or obligation of, or guaranteed by, any bank or financial institution. It is not insured by the Federal Deposit Insurance Corporation or any other government agency, and it is subject to investment risk, including the possible loss of principal.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
PRO.PVABNY.05.22 C000154622

SPECIAL TERMS
“We”, “us”, “our”, “Protective Life”, and “Company”  refer to Protective Life and Annuity Insurance Company. “You”, “your” and “Owner” refer to the person(s) who has been issued a Contract.
Accumulation Unit A unit of measure used to calculate the value of a Sub-Account prior to the Annuity Date.
Administrative Office Protective Life and Annuity Insurance Company, P.O. Box 10648, Birmingham, Alabama 35202-0648 (for Written Notice sent by U.S. postal service) or Protective Life and Annuity Insurance Company, 2801 Highway 280 South, Birmingham, Alabama 35223 (for Written Notice sent by a nationally recognized overnight delivery service).
Annual Withdrawal Amount or AWA The maximum amount that may be withdrawn from the Contract under the SecurePay 5 rider each Contract Year after the Benefit Election Date without reducing the Benefit Base.
Annuity Date The date as of which the Annuity Value is applied to an Annuity Option.
Annuity Option The payout option under which the Company makes annuity income payments.
Annuity Value The amount we apply to the Annuity Option you have selected. Generally, this amount is your Contract Value plus any increase resulting from the PayStream Plus Annuitization Benefit, if applicable, less any applicable fees, charges and premium taxes.
Assumed Investment Return The assumed annual rate of return used to calculate the amount of the variable income payments.
Benefit Election Date The date you choose to start your SecurePay Withdrawals.
Code The Internal Revenue Code of 1986, as amended.
Contract  The Protective Variable Annuity NY II B Series, a flexible premium, deferred, variable and fixed annuity contract.
Contract Anniversary The same month and day as the Issue Date in each subsequent year of the Contract.
Contract Value  Before the Annuity Date, the sum of the Variable Account value and the Guaranteed Account value.
Contract Year Any period of 12 months commencing with the Issue Date or any Contract Anniversary.
Covered Person The person or persons upon whose lives the benefits of a SecurePay rider or Protective Income Manager rider, as applicable, are based. There may not be more than two Covered Persons.
DCA Dollar cost averaging.
DCA Accounts A part of the Guaranteed Account, but separate from the Fixed Account. The DCA Accounts are designed to transfer amounts to the Sub-Accounts of the Variable Account systematically over a designated period.
Death Benefit The amount we pay to the beneficiary if an Owner dies before the Annuity Date.
Due Proof of Death Receipt at our Administrative Office of a certified death certificate or judicial order from a court of competent jurisdiction or similar tribunal.
Excess Withdrawals Any portion of a withdrawal that, when aggregated with all prior withdrawals during a Contract Year, exceeds the maximum withdrawal amount permitted under one of the Protected Lifetime Income Benefits.
Fixed Account A part of the Guaranteed Account, but separate from the DCA Accounts. Amounts allocated or transferred to the Fixed Account earn interest from the date the funds are credited to the account.
Fund Any investment portfolio in which a corresponding Sub-Account invests.
Good Order (“good order”) A request or transaction generally is considered in “Good Order” if we receive it in our Administrative Office within the time limits, if any, prescribed in the Prospectus for a particular transaction or instruction, it includes all information necessary for us to execute the requested instruction or transaction, and is signed by the individual or individuals authorized to provide the instruction or engage in the transaction. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the request or transaction in writing (or, when permitted, by telephone or Internet as described above) along with all forms, information and supporting legal documentation we require to effect the instruction or transaction.

This information and documentation generally includes, to the extent applicable: the completed application or instruction form; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Investment Options affected by the requested transaction; the signatures of all Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have any questions, you should contact us or your registered representative before submitting the form or request.
Guaranteed Account The Fixed Account, the DCA Accounts and any other Investment Option we may offer with interest rate guarantees.
Investment Option Any account to which you may allocate Purchase Payments or transfer Contract Value under this Contract. The Investment Options are the Sub-Accounts of the Variable Account and the Guaranteed Account available in this Contract.
Issue Date The date as of which we credit the initial Purchase Payment to the Contract and the date the Contract takes effect.
Maximum Annuity Date The latest date on which you must surrender or annuitize the Contract, currently the oldest Owner’s or Annuitant’s 95th birthday.
Monthly Anniversary Date The same day each month as the Issue Date, or the last day of any month that does not have the same day as the Issue Date.
Optimal Withdrawal Amount The maximum amount that you may withdraw from your Contract Value each Contract Year without reducing or eliminating the benefits under the Protective Income Manager rider.
Owner The person or persons who own the Contract and are entitled to exercise all rights and privileges provided in the Contract.
Prohibited Allocation Instruction An instruction from you to allocate Purchase Payments or Contract Value or to take withdrawals that is not consistent with the Allocation Guidelines and Restrictions required in order to maintain one of the Protected Lifetime Income Benefits. If we receive a Prohibited Allocation Instruction, we will terminate your Protected Lifetime Income Benefits.
Protected Lifetime Income Benefits The optional SecurePay 5 and Protective Income Manager benefits offered with the Contract.
Purchase Payment The amount(s) paid by the Owner and accepted by the Company as consideration for this Contract.
Qualified Contracts Contracts issued in connection with retirement plans that receive favorable tax treatment under Sections 401, 408, 408A or 457 of the Code.
Qualified Plans Retirement plans that receive favorable tax treatment under Sections 401, 408, 408A or 457 of the Code.
Quarterly Anniversary The same month and day as the Contract Issue Date in each calendar quarter prior to the Annuity Date. If any Quarterly Anniversary is not a Valuation Date, we will calculate the quarterly value as of the next Valuation Period. If, however, a Quarterly Anniversary does not occur during a month, then we will calculate that quarterly value as of the prior Valuation Date.
Rate Sheet Prospectus Supplement A periodic supplement to this Prospectus which sets forth the current fees for the SecurePay rider as well as the applicable roll-up percentage and the Maximum Withdrawal percentage under the SecurePay living benefit rider available when you purchase your Contract. See “PROTECTED LIFETIME INCOME BENEFIT (‘SECUREPAY”) – Determining the Amount of Your SecurePay Withdrawals.”
Rider Issue Date The date a Protected Lifetime Income Benefit rider is issued.
Sub-Account A separate division of the Variable Account.
Valuation Date Each day on which the New York Stock Exchange is open for business.
Valuation Period The period which begins at the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central Time) on any Valuation Date and ends at the close of regular trading on the next Valuation Date.

A Valuation Period ends earlier if the New York Stock Exchange closes early on certain scheduled days (such as the Friday after Thanksgiving or Christmas Eve) or in case of an emergency.
Variable Account The Variable Annuity Account A of Protective Life, a separate investment account of Protective Life.
Written Notice A notice or request submitted in writing in Good Order that we receive at the Administrative Office via U.S. postal service or nationally recognized overnight delivery service. Please note that we use the term “written notice” in lower case to refer to a notice that we may send to you.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
FEES AND EXPENSES
Charges for Early Withdrawals
If you surrender or make a withdrawal from your Contract within seven (7) years following your last Purchase Payment and before the Annuity Date, you will be assessed a surrender charge of up to 7% on the amount of the withdrawal minus the annual free withdrawal amount. The surrender charge starts at 7% and declines to 0% over.
For example, assume you purchased a Contract with a single Purchase Payment of $100,000 and surrendered the Contract during the first Contract Year. Your free withdrawal amount is $10,000 (10% x $100,000) and is not subject to a surrender charge. You will be assessed a surrender charge of up to $6,300 (7% x $90,000) on the remaining amount of your surrender request.
For additional information about charges for surrenders and early withdrawals, see “CHARGES AND DEDUCTIONS – Surrender Charge (Contingent Deferred Sales Charge)” and “FEE TABLE -- Transactions Expenses” in the Prospectus.

Transaction Charges
In addition to surrender charges, you may also be assessed a fee for each transfer after the first 12 transfers in a Contract Year, and a SecurePay Medical Evaluation Fee if you request an increase in the Annual Withdrawal Amount under a SecurePay rider. Currently, we do not assess a charge for transfers.
For additional information about transaction charges, see “FEE TABLE – Transaction Expenses” and “CHARGES AND DEDUCTIONS” in the Prospectus.

Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Annual Fee	Minimum	Maximum
Base contract (1)	1.32%	1.32%
Investment options (Fund fees and expenses) (2)	0.35%	1.63%
Optional benefits available for an additional charge
Maximum Anniversary Value Death Benefit Fee (3)	0.20%	0.20%
Maximum Quarterly Value Death Benefit Fee (for Contracts issued on or after May 1, 2016) (3)	0.25%	0.25%
SecurePay 5 rider (4)
At Contract Purchase	1.20%	2.00%
Under RightTime Option	1.30%	2.20%
Protective Income Manager rider (5)
At Contract Purchase	1.20%	2.00%
Later Under RightTime Option	1.30%	2.20%

(1)
We calculate the Base Contract fee by dividing the total amount we receive from the annual contract maintenance fee, the mortality and expense risk charge and the administration charge for the last fiscal year by the total average net assets attributable to the Contracts for that year.

(2)
As a percentage of Fund assets.

(3)
As an annualized percentage of the death benefit value on each Monthly Anniversary Date, beginning on the 1st Monthly Anniversary Date.

(4)
As an annualized percentage of the Benefit Base on each Monthly Anniversary Date, beginning on the 1st Monthly Anniversary Date following election of the rider.

(5)
As an annualized percentage of Contract Value, beginning on the 1st Monthly Anniversary Date following election of the rider.

Because your Contract is customizable, the options and benefits you choose can affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. These estimates assume that you do not take any withdrawals from the Contract, which could add surrender charges, that substantially increase costs.
Lowest Annual Cost $1,703:	Highest Annual Cost $4,476:
Assumes:	Assumes:
• Investment of $100,000 • 5% annual appreciation • Least expensive combination of Fund fees and expenses • No optional benefits • No additional Purchase Payments, transfers or withdrawals	• Investment of $100,000 • 5% annual appreciation • Most expensive combination of optional benefits and Fund fees and expenses • No additional Purchase Payments, transfers, or withdrawals
For additional information about annual charges, see “FEE TABLE” and “CHARGES AND DEDUCTIONS” in the Prospectus.
RISKS
Risk of Loss	You can lose money by investing in this Contract, including loss of principal. For additional information about the risk of loss, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” in the Prospectus.
Not a Short-Term Investment
This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Although you are permitted to take withdrawals or surrender the Contract, surrender charges and federal and state income taxes may apply.
Surrender charges may apply for up to seven (7) years following your last Purchase Payment. Withdrawals will reduce your Contract Value and death benefit.
The benefits of tax deferral and living benefit protections also mean the Contract is less beneficial to investors with a short time horizon.
For additional information about the investment profile of the Contract, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT,” “CHARGES AND DEDUCTIONS,” ”FEDERAL TAX MATTERS,” and “TAXATION OF ANNUITIES IN GENERAL” in the Prospectus.

Risks Associated with Investment Options
An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Contract.
Each Investment Option (including the Guaranteed Account) has its own unique risks.
You should review the prospectuses for the available Funds and consult with your financial professional before making an investment decision.
For additional information about the risks associated with Investment Options, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” in the Prospectus.

Insurance Company Risks
An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Guaranteed Account), guarantees, or benefits under the Contract are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page.
For additional information about Company risks, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT,” and “THE COMPANY, VARIABLE ACCOUNT AND FUNDS” in the Prospectus.

RESTRICTIONS
Investments
Currently, there is no charge when you transfer Contract Value among Investment Options. However, we reserve the right to charge $25 for each transfer after the first 12 transfers in any Contract Year in the future.
We reserve the right to remove or substitute Funds as Investment Options that are available under the Contract. We also reserve the right to restrict the allocation of additional Purchase Payments and/or transfers of Contract Value to a Fund if we determine the Fund no longer meets one or more of our Fund selection criteria and/or if a Fund has not attracted significant contract owner assets.
For additional information about Investment Options, see “CHARGES AND DEDUCTIONS – Transfer Fee” and “THE COMPANY, VARIABLE ACCOUNT AND FUNDS – Selection of Funds – Addition, Deletion or Substitutions of Investments” in the Prospectus.

Optional Benefits
If you select a Protected Lifetime Income Benefit rider:
•
The Investment Options available to you under the Contract will be limited.

•
You may not make additional Purchase Payments two years or more after the Rider Issue Date or on or after the Benefit Election Date, whichever comes first.

•
Withdrawals from Contract Value that exceed the Annual Withdrawal Amount under the rider may significantly reduce or eliminate the rider benefits.

•
We may stop offering an optional benefit rider at any time.
If you purchased an optional death benefit, withdrawals may also reduce the benefit by an amount greater than the value withdrawn.
For additional information about the optional benefits, see "PROTECTED LIFETIME INCOME BENEFITS" and “DEATH BENEFIT - Selecting a Death Benefit” in the Prospectus.

TAXES
Tax Implications
You should consult with a qualified tax advisor regarding the federal tax implications of an investment in, payments received under, and other transactions in connection with this Contract.
If you purchase the Contract through a tax-qualified plan or individual retirement account (IRA), you do not get any additional tax benefits. Withdrawals are generally taxable (to the extent of any earnings in the Contract) at ordinary income tax rates, and may be subject to a 10% additional tax if the Owner takes a withdrawal before age 59½.
For additional information about tax implications, see “FEDERAL TAX MATTERS” and “TAXATION OF ANNUITIES IN GENERAL” in the Prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation
We pay compensation, in the form of commissions, non-cash compensation, and asset-based compensation, to broker-dealers in connection with the promotion and sale of the Contracts. A portion of any payments made to the broker-dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The prospect of receiving, or the receipt of, asset-based compensation may provide broker-dealers and/or their registered representatives with an incentive to recommend continued investment in the Contracts over other variable insurance products (or other investments). You may wish to take such compensation arrangements into account when considering and evaluating any recommendation relating to the Contracts.
For additional information about compensation, see “DISTRIBUTION OF THE CONTRACTS” in the Prospectus.

CONFLICTS OF INTEREST
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the contract you already own. You should only exchange your current contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
For additional information about exchanges, see “TAXATION OF ANNUITIES IN GENERAL – Exchanges of Annuity Contracts” in the Prospectus.

OVERVIEW OF THE VARIABLE ANNUITY CONTRACT
Q: What is this Contract, and what is it designed to do?
A: The Protective Variable Annuity II B Series NY Contract is designed to provide long-term accumulation of assets through investments in a variety of Investment Options during the accumulation phase. It can supplement your retirement income by providing a stream of income payments during the payout phase. It also offers death benefits to protect your beneficiaries. This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Funds, and may not be appropriate for you if you do not have a long-term investment horizon.
Q: How do I accumulate assets in this Contract and receive income from the Contract?
A: Your Contract has two phases: 1) an accumulation (savings) phase: and 2) a payout (income) phase.
1.
Accumulation (Savings) Phase

To help you accumulate assets, you can invest your Purchase Payments in:
•
Funds (mutual funds), each of which has its own investment strategies, investment advisers, expense ratios, and returns; and

•
The Fixed Account option, which offers a guaranteed interest rate during a selected period.

Additional information about the Funds in which you can invest is provided in the back of this Prospectus. See FUND APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT.
2.
Payout (Income) Phase

You can elect to annuitize your Contract and turn your Contract Value into a stream of income payments (sometimes called annuity payments) from Protective Life Insurance Company, at which time the accumulation phase of the Contract ends. These payments may continue for a fixed period of years, for your entire life, or for the longer of a fixed period or your life. The payments may also be fixed or variable. Variable payments will vary based on the performance of the Investment Options you select. Please note that if you annuitize, your investments will be converted to income payments and you may no longer be able to choose to withdraw money at will from your Contract. All benefits (including guaranteed minimum death benefits and living benefits) terminate upon annuitization.
Q: What are the primary features and options that this Contract offers?
A: Accessing your money. Until you annuitize, you have full access to your money. You can choose to withdraw your Contract Value at any time (although if you withdraw early, you may have to pay surrender charges and income taxes, including an additional tax if you are younger than age 59½).
Tax treatment. You can transfer money between Investment Options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are generally taxed when: (1) you make a withdrawal or (2) you receive an income payment from the Contract. Your beneficiary is taxed upon payment of a death benefit. For more information, see “Federal Tax Matters”.
Death benefits. Your Contract includes a basic death benefit, the Return of Purchase Payments Death Benefit, that will pay your beneficiaries the greater of  (1) the Contract Value, or (2) sum of your Purchase Payments less an adjustment for each withdrawal. You can purchase optional death benefits for an additional fee. These death benefits may increase the amount of money payable to your beneficiaries upon your death.
Optional benefits that occur during your lifetime. For an additional fee, you can purchase a protected lifetime income benefit rider (either the Protective Income Manager or the SecurePay 5 rider) to help protect your retirement income from declining markets and/or provide income guarantees to help protect you from outliving your assets, while still maintaining access to your money.

Portfolio rebalancing and dollar cost averaging. At no additional charge, you may select portfolio rebalancing, which automatically rebalances the Sub-Accounts you select to maintain your chosen percentage allocation of Variable Account value among the Sub-Accounts. Alternatively, at no additional charge, you may select dollar cost averaging (DCA), which automatically transfers a specific amount of money from the DCA Account or the Fixed Account to the Sub-Accounts you have selected, at set intervals over a specific period of time.
Automatic withdrawals. You may make pre-authorized withdrawals of a level dollar amount from the Contract on a monthly or quarterly basis before the Annuity Date. There is no charge for the automatic withdrawal program. However, if, during a Contract Year, the amount of the withdrawals exceeds the annual free withdrawal amount, we will deduct a surrender charge. You may also have to pay income taxes, including a 10% additional tax if you are younger than age 59½.

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and charges that you will pay at the time you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between Investment Options. New York does not currently impose premium taxes on variable annuities.

TRANSACTION EXPENSES
Maximum Surrender Charge (as % of amount surrendered) (1)	7%
Transfer Fee (2)	$25
SecurePay Medical Evaluation Fee (3)	$300

(1)
The surrender charge is based upon cumulative Purchase Payments as of the date each Purchase Payment is applied to the Contract, and decreases over time. The total of surrender charges assessed will not exceed 9% of aggregate Purchase Payments. (See “Surrender Charge, Determining the Surrender Charge” in the Prospectus.)

(2)
Protective Life currently does not charge this Transfer Fee, but reserves the right to do so in the future for each transfer after the first 12 transfers in any Contract Year. We will give written notice thirty (30) days before we impose a Transfer Fee. (See “CHARGES AND DEDUCTIONS, Transfer Fee” in the Prospectus.)

(3)
Currently, this charge is $150 for Single Coverage and $300 for Joint Coverage. Protective Life generally charges this fee if the Owner has purchased the SecurePay 5 rider, undergoes medical underwriting and accepts an offer by Protective Life to increase the Annual Withdrawal Amount (“AWA”) as a result of its underwriting review. See “SecurePay ME: Increased AWA for Certain Medical Conditions, How to Apply for an Increased AWA” for more information.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract, not including Fund fees and expenses. If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

ANNUAL CONTRACT EXPENSES
Administrative Expenses(1)	$30
Base Contract Expenses (as a percentage of average Variable Account value)(2)	1.30%
Optional Benefit Expenses
Maximum Anniversary Value Death Benefit Fee (as an annualized percentage of the death benefit value on each Monthly Anniversary Date, beginning on the 1st Monthly Anniversary Date)(3)	0.20%
Maximum Quarterly Value Death Benefit Fee (as an annualized percentage of the death benefit value on each Monthly Anniversary Date, beginning on the 1st Monthly Anniversary Date) (available on Contracts issued on or after May 1, 2016)(4)	0.25%

Protected Lifetime Income Benefits(5)
SecurePay 5 Rider Fee(6) (as an annualized percentage of the Benefit Base(7) on each Monthly Anniversary Date, beginning with the 1st Monthly Anniversary Date following election of the rider)
	Maximum	Current
Purchase of SecurePay 5 rider at Contract Purchase	2.00%	See Rate Sheet Prospectus Supplement
Purchase of SecurePay 5 rider under RightTime	2.20%	See Rate Sheet Prospectus Supplement
Protective Income Manager Fee (as an annualized percentage of Contract Value, beginning with the 1st Monthly Anniversary Date following election of the rider) The Protective Income Manager rider is not available for purchase on or after May 1, 2021.(8)(9)
	Maximum	Current
Purchase of the Protective Income Manager rider at time of Contract Purchase	2.00%	1.20%
Purchase of the Protective Income Manager rider under RightTime	2.20%	1.30%

(1)
Includes the annual contract maintenance fee. We will waive the annual contract maintenance fee if your Contract Value or aggregate Purchase Payments, reduced by surrenders and surrender charges, is $100,000 or more. (See “CHARGES AND DEDUCTIONS, Contract Maintenance Fee” in the Prospectus.)

(2)
Base Contract Expenses include a mortality and expense risk charge equal on an annual basis to 1.20% of the average daily net assets of the Variable Account attributable to your Contract and an administration charge equal on an annual basis to 0.10% of average daily net assets of the Variable Account attributable to your Contract.

(3)
The Maximum Anniversary Value Death Benefit is equal to the greatest of  (i) your Contract Value, (ii) your Purchase Payments less an adjustment for withdrawals, or (iii) the highest anniversary value of the Contract before the Owner’s 80th birthday. For more information on these death benefit values and fees, and how they are calculated, please see the “DEATH BENEFIT” and “CHARGES AND DEDUCTIONS, Death Benefit Fee” sections in the Prospectus.

(4)
The Maximum Quarterly Value Death Benefit is equal to the greatest of  (i) your Contract Value, (ii) your Purchase Payments less an adjustment for withdrawals, or (iii) the highest quarterly value of the Contract before the Owner’s 80th birthday. For more information on these death benefit values and fees, and how they are calculated, please see the “DEATH BENEFIT” and “CHARGES AND DEDUCTIONS, Death Benefit Fee” sections in the Prospectus.

(5)
You may not purchase both the SecurePay 5 rider and the Protective Income Manager rider.

(6)
We will give you at least 30 days’ written notice before any increase in the SecurePay Fee. You may elect not to pay the increase in your SecurePay Fee. If you do, your SecurePay rider will not terminate, but your current Benefit Base will be capped at its then current value. You will continue to be assessed your current SecurePay Fee, however, even though you will have given up the opportunity for any future increases in your SecurePay Benefit Base. See “THE SECUREPAY RIDER” and “CHARGES AND DEDUCTIONS, SecurePay Fee” in the Prospectus.

(7)
The Benefit Base is a value used to calculate the Annual Withdrawal Amounts, and the fees charged, under the SecurePay rider. If the rider is purchased at issue, your initial Benefit Base is equal to your initial purchase payments. If the rider is added through RightTime, your initial Benefit Base is equal to your Contract Value on the Rider Issue Date. For more information on the SecurePay rider, the Benefit Base and how it is calculated, please see “THE SECUREPAY RIDER” in the Prospectus.

(8)
The Protective Income Manager fee is a percentage of the greater of: (i) the Contract Value on the fee calculation date; or (ii) the Contract Value on the later of the Contract Issue Date or the most recent Reset Date. For more detailed information about the fee and fee increases, see “Protective Income Manager, Increase in Protective Income Manager Fee” in the Prospectus.

(9)
If you wish to purchase the Protective Income Manager rider when you purchase the Contract or plan to do so later under the RightTime option, you must choose the Return of Purchase Payments Death Benefit. We will not issue the Protective Income Manager rider if you select either the Maximum Anniversary Value Death Benefit or the Maximum Quarterly Value Death Benefit. (See “Protective Income Manager” in the Prospectus). You may not change your death benefit selection after your Contract is issued.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. A complete list of Funds available under the Contract, including their annual expenses, can be found in an Appendix to this Prospectus. (See “FUND APPENDIX — FUNDS AVAILABLE UNDER THE CONTRACT.”)

ANNUAL FUND EXPENSES
	Minimum	Maximum
Annual Fund Expenses before any waivers or expense reimbursements (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.35%	1.63%
Annual Fund Expenses after any waivers or expense reimbursements (1)	0.35%	1.44%

(1)
The “Annual Fund Expenses after any waivers or expense reimbursements” line in the above table shows the range of minimum and maximum fees and expenses based on the expenses of all Funds after taking into account contractual fee waiver or expense reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual Fund operating expenses for Contract Owners and will continue past the current year.

Example
The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The examples show the costs of investing in the Contract, including owner transaction expenses, the annual contract maintenance fee, mortality and expense risk charge, administration charge, and any optional rider charges, and Annual Fund Expenses.
The examples assume that you invest $100,000 in the Contract for the periods indicated. The examples also assume that your investment has a 5% return each year and assumes the most expensive and least expensive combination of Annual Fund Expenses and optional benefits available for an additional charge.
•
The first example assumes that you purchased the SecurePay 5 rider with RightTime at the maximum and current rider fees.

•
The second example assumes that you have not purchased the SecurePay 5 rider.

•
The examples also assume that the Maximum Quarterly Value Death Benefit is in effect, and that all Contract Value is allocated to the Variable Account. The examples do not reflect transfer fees.

•
The examples do not include Premium Taxes, as the state of New York does not currently impose Premium Taxes on variable annuities.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1.
If you purchased the SecurePay 5 rider under RightTime:

a.
If you surrender the Contract at the end of the applicable time period:

i.
reflecting the maximum charge:

	1 year	3 years	5 years	10 years
Maximum Fund Expense	$11,647	$21,720	$31,324	$58,301
Minimum Fund Expense	$10,505	$18,358	$25,773	$47,665

ii.
reflecting the current charge:

	1 year	3 years	5 years	10 years
Maximum Fund Expense	$10,803	$19,122	$26,826	$48,435
Minimum Fund Expense	$9,657	$15,717	$21,152	$37,254

b.
If you annuitize(1) or remain invested in the Contract at the end of the applicable time period:

i.
reflecting the maximum charge:

	1 year	3 years	5 years	10 years
Maximum Fund Expense	$5,378	$16,421	$27,861	$58,301
Minimum Fund Expense	$4,158	$12,851	$22,074	$47,665

ii.
reflecting the current charge:

	1 year	3 years	5 years	10 years
Maximum Fund Expense	$4,476	$13,663	$23,173	$48,435
Minimum Fund Expense	$3,251	$10,048	$17,257	$37,254

2.
If you have not purchased the SecurePay 5 rider:

a.
If you surrender the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expense	$9,597	$15,415	$20,421	$34,467
Minimum Fund Expense	$8,444	$11,941	$14,545	$22,372

b.
If you annuitize(1) or remain invested in the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expense	$3,187	$9,728	$16,496	$34,467
Minimum Fund Expense	$1,955	$6,040	$10,371	$22,372
Please remember that the examples are an illustration and do not guarantee the amount of future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% rate of return assumed in the examples.

(1)
You may not annuitize your Contract within 1 year of the Issue Date. For more information, see “ANNUITY PAYMENTS, Annuity Date, Changing the Annuity Date in the Prospectus.” The death benefit fee does not apply after the Annuity Date.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Unsuitable as Short-Term Savings Vehicle. The Contract is intended for retirement savings or other long-term investment purposes. It is not suitable as a short-term savings vehicle. This means if you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right investment for you. A charge may be assessed on withdrawals and surrenders, and it could be substantial. Withdrawals can reduce the value of the optional Maximum Annual Value Death Benefit or Maximum Quarterly Value Death Benefit by more than the amount withdrawn. Please discuss your insurance needs and financial objectives with your financial professional.
Investment Risk. You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Funds you have chosen. The Contract Value could decline very significantly, and there is a risk of loss of the entire amount invested. This risk varies with each Fund. This risk could have a significant negative impact on certain benefits and guarantees under the Contract. The investment risks are described in the prospectuses for the Funds.
Tax Consequences. Generally all earnings are tax-deferred until withdrawn or until annuity income payments begin. If you purchase the Contract through a tax-qualified plan or IRA, you do not get any additional tax deferred benefit. Distributions (which include surrenders, withdrawals, or payment of death benefits) from non-Qualified Contracts will generally result in taxable income if Contract Value has increased. Distributions from Qualified Contracts will generally result in taxable income even if Contract Value has not increased. All amounts includable in income with respect to the Contract are taxed at ordinary income tax rates. In certain circumstances, a 10% additional tax may also apply if the Owner takes a withdrawal before age 59½. See “Federal Tax Matters.”
Protected Lifetime Income Benefits Risk. If you select either the SecurePay 5 rider or the Protective Income Manager rider, you must allocate your Purchase Payments and Contract Value in accordance with certain guidelines and restrictions, which will limit or restrict the Investment Options available to you under the Contract. If you fail to allocate your Purchase Payments and Contract Value in accordance with the guidelines and restrictions, the optional benefit rider will terminate. If the optional benefit terminates and you have not made any additional Purchase Payments after termination of the rider, within 30 days you may instruct us to reinstate the rider subject to certain conditions we require. Your ability to make additional Purchase Payments after the Rider Issue Date will be limited. If you purchase either the SecurePay 5 rider or the Protective Income Manager rider and your withdrawals from Contract Value exceed the Annual Withdrawal Amount, or the Optimal Withdrawal Amount, under the rider, your rider benefits may be significantly reduced or eliminated. We may stop offering an optional benefit rider at any time. For additional information about the optional benefits, see “PROTECTED LIFETIME INCOME BENEFITS” in the Prospectus.
Company Risk. An investment in the Contract is subject to the risks related to Protective Life. Any obligations (including under the Guaranteed Account, death benefits, and any Protected Lifetime Income Benefits), guarantees, or benefits are subject to the claims-paying ability of Protective Life. More information about Protective Life, including its financial strength ratings, is available upon request at no charge by calling us at 1-800-456-6330 or writing to us at the address shown on the cover page of this Prospectus.
Business Disruption and Cyber-Security Risks. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Owner information. Such systems failures and cyber-attacks affecting us, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Funds, impact our ability to calculate Contract Value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Contract to lose value. In addition, the risk of cyber-attacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments). There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, floods, earthquakes, epidemics, pandemics, malicious acts, and terrorist acts, which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as the coronavirus COVID-19), could affect the ability, or willingness, of our workforce and employees of service providers and third party administrators to perform their job responsibilities. Catastrophic events may negatively affect the computer and other systems on which we rely and may interfere with our processing of Contract-related transactions, including processing of orders from Owners and orders with the Funds, impact our ability to calculate Contract Value, or have other possible negative impacts. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that we, the Funds or our service providers will avoid losses affecting your Contract due to a natural disaster or catastrophe.
Purchase Payment Risk. We reserve the right to refuse any Purchase Payment and to further limit your ability to make subsequent Purchase Payments. If we exercise our right to suspend, reject, and/or place limitations on the acceptance of subsequent Purchase Payments, you may be unable to, or limited in your ability to, increase your Contract Value through subsequent Purchase Payments and therefore may limit increases in the death benefits and the values of a Protected Lifetime Income Benefit rider. This could also prevent you from making future contributions to a Qualified Contract, including periodic contributions to an employer-sponsored retirement plan or an IRA. The Company restricts Purchase Payments in connection with the Protected Lifetime Income Benefit riders. We will also not accept Purchase Payments (i) on or after the earlier of the oldest Owner’s and Annuitant’s 86th birthday or (ii) within 3 years of the Annuity Date. For additional information about Purchase Payments, see “PURCHASE PAYMENTS” in the Prospectus.
THE COMPANY, VARIABLE ACCOUNT AND FUNDS
Protective Life and Annuity Insurance Company
The Contracts are issued by Protective Life and Annuity Insurance Company (formerly American Foundation Life Insurance Company), a wholly owned subsidiary of Protective Life Insurance Company, which is the principal operating subsidiary of Protective Life Corporation (“PLC”), a U.S. insurance holding company and subsidiary of Dai-ichi Life Holdings, Inc. (“Dai-ichi”). Dai-ichi’s stock is traded on the Tokyo Stock Exchange. As of December 31, 2021, PLC had total assets of approximately $131.9 billion. Protective Life and Annuity Insurance Company (“Protective Life”) was organized as an Alabama company in 1978. Protective Life is authorized to transact business as an insurance company or a reinsurance company in 47 states (including New York) and Washington D.C. and offers a variety of individual life, individual and group annuity insurance products. The Company’s statutory assets for fiscal year ending in 2021 were approximately $6.2 billion.
The assets of Protective Life’s general account support its insurance and annuity obligations and are subject to its general liabilities from business operations and to claims by its creditors. Because amounts allocated to the Fixed Account and the DCA Accounts, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with any enhanced death benefits and any Protected Lifetime Income Benefits), are paid from Protective Life’s general account, any amounts that Protective Life may pay under the Contract in excess of Variable Account value are subject to its financial strength and claims-paying ability. It is important to note that there is no guarantee that Protective Life will always be able to meet its claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider Protective Life’s financial strength and claims paying ability to meet its obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.
Variable Annuity Account A of Protective Life
The Variable Annuity Account A of Protective Life (the “Variable Account”) is a separate investment account of Protective Life. The Variable Account was established under Alabama law by the Board of Directors of Protective Life on December 1, 1997. The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), and meets the definition of a separate account under federal securities laws.
Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life’s general account. You assume all of the investment risk for Purchase Payments and Contract Value allocated to the Sub-Accounts. Your Contract Value in the Sub-Accounts is part of the assets of the Variable Account. The portion of the assets of the Variable Account equal to the reserves and other contract liabilities (which is equal to Contract Value) of the Variable Account will not be charged with liabilities that arise from any other business Protective Life conducts. Protective Life may transfer to its general account any assets which exceed the reserves and other contract liabilities (which is equal to Contract Value) of the Variable Account. Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the net assets supporting the contracts. The income, gains and losses, both realized and unrealized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Protective Life. The obligations under the Contracts are obligations of Protective Life.

If you select the SecurePay 5 rider or previously selected the Protective Income Manager rider, your options for allocating Purchase Payments and Contract Value will be restricted. You must allocate your Purchase Payments and Contract Value in accordance with our Allocation Guidelines and Restrictions. In general, the required allocations under these guidelines focus on conservative, high quality bond funds, combine bond funds and growth stock funds, or emphasize growth stock funds while including a significant weighting of bond funds with a goal of seeking to provide income and/or capital appreciation while avoiding excessive risk. (See “ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS.”)
Administration
Pursuant to an agreement with Protective Life, Protective Life Insurance Company performs the Contract administration at its Administrative Office at 2801 Highway 280 South, Birmingham, Alabama 35223. Contract administration includes processing applications for the Contracts and subsequent Owner requests; processing Purchase Payments, transfers, surrenders and death benefit claims as well as performing record maintenance and disbursing annuity income payments.
The Funds
Information regarding each Fund is included in an Appendix to this Prospectus. (See “FUND APPENDIX — FUNDS AVAILABLE UNDER THE CONTRACT.”) The Appendix includes the following information about each Fund:
•
Fund name;

•
Type of Fund;

•
Investment adviser and any sub-adviser;

•
Current expenses; and

•
Performance.

Each Fund has issued a prospectus. Before you invest, you should review the prospectuses for the Funds. These prospectuses contain more detailed information about the Funds and their risks and may be amended from time to time. You can find the prospectuses and other information about the Funds online at www.protective.com/eprospectus. You can also request this information at no cost by calling 855-920-9713 or sending an email request to prospectus@protective.com.
If you select the SecurePay 5 rider or the Protective Income Manager rider your options for allocating Purchase Payments and Contract Value will be restricted, to limit the risk that we will be required to make lifetime payments from our General Account. You must allocate your Purchase Payments and Contract Value in accordance with our Allocation Guidelines and Restrictions. In general, the required allocations under these guidelines focus on conservative, high quality bond funds, combine bond funds and growth stock funds, or emphasize growth stock funds while including a significant weighting of bond funds with a goal of seeking to provide income and/or capital appreciation while avoiding excessive risk. (See “ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS.”)
Shares of the Funds are offered only to:
1.
the Variable Account;

2.
other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies;

3.
separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies; and

4.
certain qualified retirement plans.

For a discussion of the potential conflicts of interest that may arise as a result of the sale of Fund shares to separate accounts that support variable annuity contracts, variable life insurance policies and certain qualified pension and retirement plans as well as the sale of Fund shares to the separate accounts of insurance companies that are not affiliated with Protective Life, see the prospectuses for the Funds. Fund shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.
Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.
There is no assurance that the stated objectives and policies of any of the Funds will be achieved.
Selection of Funds
We select the Funds offered through the Contracts based on several criteria, including but not limited to the following:
•
asset class coverage;

•
the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure;

•
brand recognition;

•
performance;

•
the capability and qualification of each investment firm; and

•
whether our distributors are likely to recommend the Funds to Contract Owners.

Another factor we consider during the selection process is whether the Fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see “Certain Payments We Receive with Regard to the Funds.” We also consider whether the Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contracts. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to a Fund if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant contract owner assets. We do not recommend or endorse any particular Fund, and we do not provide investment advice.
Asset Allocation Model Portfolios
Four asset allocation models (“Model Portfolios”) are available at no additional charge as Investment Options under your Contract.
Each Model Portfolio invests different percentages of Contract Value in some or all of the Sub-Accounts under your Contract, and these Model Portfolios range from conservative to aggressive. The Model Portfolios are intended to provide a diversified investment portfolio by combining different asset classes to help you reach your investment goal. Also, while diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market. There can be no assurance that any of the Model Portfolios will achieve their investment objectives.
Pursuant to an agreement with Protective Life, Milliman Financial Risk Management LLC (“Milliman”), a diversified financial services firm and registered investment adviser under the Investment Advisers Act of 1940, as amended, provides consulting services to Protective Life regarding the composition and review of the Model Portfolios and is compensated by Protective Life for doing so. There is no investment advisory relationship between Milliman and Owners with respect to the Model Portfolios. In the future, Protective Life may modify or discontinue its arrangement with Milliman, in which case Protective Life may contract with another firm to provide similar asset allocation models, provide its own asset allocation models, or cease offering asset allocation models. Protective Life does not provide investment advisory services in making the Model Portfolios or any other service or feature available under the Contract.
The selection of Investment Options in the Model Portfolios involves balancing a number of factors including, but not limited to, the investment objectives, policies and expenses of the Funds in each Model Portfolio, the overall historical performance and volatility of the Funds. In addition, Protective Life considers the marketability of individual Funds and Fund families, as well as marketing support provided to Protective Life and the broker-dealers who sell the Contracts and administrative services and marketing support payments made by the Fund or its manager to Protective Life or Investment Distributors, Inc. (“IDI”). The receipt of greater administrative services or marketing support payments from certain Funds may present a conflict of interest for Protective Life.
The available Model Portfolios may change from time to time. In addition, the target asset allocations of these Model Portfolios may vary from time to time in response to market conditions and changes in the portfolio holdings of the Funds in the underlying Sub-Accounts. We will provide written notice if the composition of a model portfolio changes, if there is a material change in our arrangement with Milliman, or if we cease offering asset allocation models altogether. We will not reallocate your Contract Value or change the allocations of your future Purchase Payments in response to these changes, however. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different Model Portfolio, you must submit new allocation instructions to our Administrative Office in writing. If you have elected either the SecurePay 5 or the Protective Income Manager living benefit, your new allocation instructions must meet the current Allocation Guidelines and Restrictions for the living benefit, and we will rebalance your Contract Value at the time we receive your new allocation.
The following is a brief description of the four Model Portfolios currently available. They are more fully described in a separate brochure. Your sales representative can provide additional information about the Model Portfolios and help you select which Model Portfolio, if any, may be suitable for you. Please talk to him or her if you have additional questions about these Model Portfolios.
•
Conservative Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 40% in equity and 60% in fixed income investments. The largest of the asset class target allocations are in fixed income, large-cap value and mortgages.

•
Balanced Growth & Income portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 50% in equity and 50% in fixed income investments. The largest asset class target allocations are in fixed income, large-cap value, international equity and large-cap growth.

•
Balanced Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 60% in equity and 40% in fixed income investments. The largest asset class target allocations are in fixed income, international equity, large-cap value, and large-cap growth.

•
Growth Focus portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 75% in equity and 25% in fixed income investments. The largest asset class target allocations are in international equity, large-cap value, large-cap growth and mid-cap stocks.

Other Information about the Funds
Each Fund sells its shares to the Variable Account in accordance with the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. If a participation agreement relating to a Fund terminates, the Variable Account may not be able to purchase additional shares of that Fund. In that event, Owners may no longer be able to allocate Variable Account value or Purchase Payments to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate Purchase Payments or transfer Contract Value to the Sub-Account investing in shares of that Fund.
Certain Payments We Receive with Regard to the Funds
We (and our affiliates) may receive payments from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof. These payments are negotiated and thus differ by Fund (sometimes substantially), and the amounts we (or our affiliates) receive may be significant. These payments are made for various purposes, including payment for the services provided and expenses incurred by us (and our affiliates) in promoting, marketing and administering the Contracts, and in our role as intermediary to, the Funds. We (and our affiliates) may profit from these payments.
12b-1 Fees.   We receive 12b-1 fees from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us. Rule 12b-1 fees are paid out of Fund assets as part of the Fund’s total annual operating expenses. Payments made out of Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The chart below shows the maximum 12b-1 fees we anticipate we will receive from the Funds on an annual basis:
Incoming 12b-1 Fees
Fund	Maximum 12b-1 fee
Paid to us:
AB Variable Products Series Fund, Inc.	0.25%
American Funds Insurance Series	0.25%
BlackRock Variable Series Funds, Inc.	0.25%
Clayton Street Trust	0.25%
Columbia Funds Variable Insurance Trust	0.25%
Fidelity Variable Insurance Products	0.25%
Franklin Templeton Variable Insurance Products Trust	0.25%
Goldman Sachs Variable Insurance Trust	0.25%
Royce Capital Fund	0.25%
Legg Mason Partners Variable Equity Trust	0.25%
PIMCO Variable Insurance Trust	0.25%
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0.25%
T. Rowe Price Equity Series, Inc.	0.25%
Payments From Advisers and/or Distributors.   As of the date of this Prospectus, we (or our affiliates) also receive payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of all of the Funds other than 12b-1 fees. These payments are not paid out of Fund assets. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us (or our affiliate). The payments we receive from the investment advisers, sub-advisers or distributors of the Funds currently range from 0.10% to 0.50% of Fund assets attributable to our variable insurance contracts.
Other Payments.   A Fund’s adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the Contracts (“selling firms”) with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.
For details about the compensation payments we make in connection with the sale of the Contracts, see “DISTRIBUTION OF THE CONTRACTS.”
Addition, Deletion or Substitution of Investments
Protective Life reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Fund are no longer available for investment or if in Protective Life’s judgment further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares, if any, of that Fund and substitute shares of another registered open-end management company or unit investment trust. The new Funds may have higher fees and charges than the ones they replaced. Protective Life will not substitute any shares attributable to a Contract’s interest in the Variable Account without notice and any necessary approval of the Securities and Exchange Commission and state insurance authorities. Because the plan fiduciary retains the right to select the investments in an employee benefit plan, when the fiduciary receives notice of an addition, deletion, or substitution of an investment (for example, either through this Prospectus or a supplement to the Prospectus), a plan fiduciary should consider whether the Contract will remain a prudent investment for the plan. If a plan fiduciary wishes to reject the change after receiving notice, it can do so by surrendering the Contract.
Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares of a new Fund. Subject to applicable law and any required SEC approval, Protective Life may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. We may make any new Sub-Accounts available to existing Owner(s) on a basis we determine.
If we make any of these substitutions or changes, Protective Life may by appropriate endorsement change the Contract to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owners and Annuitants, and subject to any approvals that applicable law may require, we may operate the Variable Account as a management company under the 1940 Act, we may de-register it under that Act if registration is no longer required, or we may combine it with other Protective Life separate accounts. Protective Life reserves the right to make any changes to the Variable Account that the 1940 Act or other applicable law or regulation requires or permits.
DESCRIPTION OF THE CONTRACT
The following sections describe the Contracts currently being offered.
The Contract
The Protective Variable Annuity NY II B Series Contract is an individual flexible premium deferred variable and fixed annuity contract issued by Protective Life.
Use of the Contract in Qualified Plans
You may purchase the Contract on a non-qualified basis. You may also purchase it for use within certain qualified retirement plans or in connection with other employee benefit plans or arrangements that receive favorable tax treatment. Such qualified plans include individual retirement accounts and individual retirement annuities (IRAs), and pension and profit sharing plans (including H.R. 10 Plans). Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans and employee benefit plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax and/ or financial adviser regarding the use of the Contract within a Qualified Plan or in connection with other employee benefit plans or arrangements. You should carefully consider the benefits and features provided by the Contract in relation to their costs (e.g., surrender charges) as they apply to your particular situation.
Parties to the Contract
Owner
The Owner is the person or persons who own the Contract and is entitled to exercise all rights and privileges provided in the Contract. Two persons may own the Contract together. In the case of two Owners, provisions relating to action by the Owner means both Owners acting together. Protective Life may accept instructions from one Owner on behalf of all Owners via the internet and only to transfer Contract Value among and/or between Sub-Accounts. Protective Life will only issue a Contract prior to each Owner’s 86th birthday (76th birthday if the Maximum Anniversary Value Death Benefit or the Maximum Quarterly Value Death Benefit is selected). Individuals as well as nonnatural persons, such as corporations or trusts, may be Owners. In the case of Owners who are nonnatural persons, age restrictions apply to the Annuitant.
The Owner of this Contract may be changed by Written Notice provided:
1.
each new Owner’s 86th birthday (76th birthday if the Maximum Anniversary Value Death Benefit or the Maximum Quarterly Value Death Benefit was selected) is after the Issue Date; and

2.
each new Owner’s 95th birthday is on or after the Annuity Date.

For a period of 1 year after any change of ownership involving a natural person, the death benefit will equal the Contract Value. Naming a nonnatural person as an Owner or changing the Owner may result in a tax liability. (See “TAXATION OF ANNUITIES IN GENERAL, Nonnatural Owner.”) If you select a Protected Lifetime Income Benefit rider, changing and/or adding Owners may result in termination of the rider. (See “PROTECTED LIFETIME INCOME BENEFITS.”)
Beneficiary
The Beneficiary is the person or persons who may receive the benefits of this Contract upon the death of the Owner.
Primary — The Primary Beneficiary is the surviving Owner, if any. If there is no surviving Owner, the Primary Beneficiary is the person or persons designated by the Owner and named in our records.
Contingent — The Contingent Beneficiary is the person or persons designated by the Owner and named in our records to be Beneficiary if the Primary Beneficiary is not living at the time of the Owner’s death.

If no Beneficiary designation is in effect or if no Beneficiary is living at the time of the Owner’s death, the Beneficiary will be the estate of the deceased Owner. If any Owner dies on or after the Annuity Date, the Beneficiary will become the new Owner.
Unless designated irrevocably, the Owner may change the Beneficiary by Written Notice prior to the death of any Owner. An irrevocable Beneficiary is one whose written consent is needed before the Owner can change the Beneficiary designation or exercise certain other rights. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. If you select a Protected Lifetime Income Benefit rider, changing and/or adding Beneficiaries may result in termination of the rider. (See “PROTECTED LIFETIME INCOME BENEFITS.”)
Annuitant
The Annuitant is the person or persons on whose life annuity income payments may be based. The first Owner shown on the application for the Contract is the Annuitant unless the Owner designates another person as the Annuitant. The Contract must be issued prior to the Annuitant’s 86th birthday (76th birthday if the Maximum Anniversary Value Death Benefit or the Maximum Quarterly Value Death Benefit is selected). If the Annuitant is not an Owner and dies prior to the Annuity Date, the Owner will become the new Annuitant unless the Owner designates otherwise. However, if the Owner is a nonnatural person, the death of the Annuitant will be treated as the death of the Owner.
The Owner may change the Annuitant by Written Notice prior to the Annuity Date. However, if any Owner is not a natural person, then the Annuitant may not be changed. The new Annuitant’s 95th birthday must be on or after the Annuity Date in effect when the change of Annuitant is requested. If you select a Protected Lifetime Income Benefit rider, changing the Annuitant will result in termination of the rider. (See “PROTECTED LIFETIME INCOME BENEFITS.”)
Payee
The Payee is the person or persons designated by the Owner to receive the annuity income payments under the Contract. The Annuitant is the Payee unless the Owner designates another party as the Payee. The Owner may change the Payee at any time.
Issuance of a Contract
To purchase a Contract, you must submit certain application information and an initial Purchase Payment to Protective Life through a licensed representative of Protective Life. Any such licensed representative must also be a registered representative of a broker/dealer having a distribution agreement with Investment Distributors, Inc. Protective Life reserves the right to accept or decline a request to issue a Contract, for any reason permitted or required by law. Contracts may be sold to or in connection with retirement plans which do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code.
If the necessary application information for a Contract accompanies the initial Purchase Payment, we will allocate the initial Purchase Payment (less any applicable premium tax) to the Investment Options as you direct on the appropriate form within two business days of receiving such Purchase Payment at the Administrative Office at the Accumulation Unit Value next determined for the portion of the Purchase Payment allocated to the Sub-Account. If we do not receive the necessary application information, Protective Life will retain the Purchase Payment for up to five business days while it attempts to complete the information. If the necessary application information is not complete after five business days, Protective Life will inform the applicant of the reason for the delay and return the initial Purchase Payment immediately unless the applicant specifically consents to Protective Life retaining it until the information is complete. Once the information is complete, we will allocate the initial Purchase Payment to the appropriate Investment Options within two business days. You may transmit information necessary to complete an application to Protective Life by telephone, facsimile, or electronic media.
Purchase Payments
We will only accept Purchase Payments before the earlier of the oldest Owner’s and Annuitant’s 86th birthday. No Purchase Payment will be accepted within 3 years of the Annuity Date then in effect. The minimum initial Purchase Payment is $25,000 ($5,000 without the Protective Income Manager rider or the SecurePay 5 rider). The minimum subsequent Purchase Payment is $100 or $50 if made by electronic funds transfer. We reserve the right not to accept any Purchase Payment in our sole discretion. Under certain circumstances, we may be required by law to reject a Purchase Payment.
If you select the SecurePay 5 rider, you cannot make any Purchase Payments two years or more after the Rider Issue Date, or on or after the Benefit Election Date. (See “THE SECUREPAY 5 RIDER.”) If you purchase the Protective Income Manager rider, you cannot make Purchase Payments more than 120 days after the Rider Issue Date.

Purchase Payments are payable at our Administrative Office. You may make them by check payable to Protective Life and Annuity Insurance Company or by any other method we deem acceptable. We will process Purchase Payments as of the end of the Valuation Period during which we receive your payment and a completed transaction service form at our Administrative Office at the Accumulation Unit Value next determined for the portion of the Purchase Payment allocated to the Sub-Account. Valuation Periods end at the close of regular trading on the New York Stock Exchange. We will process any Purchase Payment received at our Administrative Office after the end of the Valuation Period on the next Valuation Date.
The maximum aggregate Purchase Payment(s) that can be made without prior Administrative Office approval is currently $1,000,000.
We reserve the right to change the maximum aggregate Purchase Payment(s) that we will accept at any time, and to condition acceptance of Purchase Payments over any established maximum amount upon prior approval by our Administrative Office and to impose conditions upon the acceptance of aggregate Purchase Payments greater than the established maximum, such as limiting the death benefit options that are available under your Contract. We also reserve the right to limit, suspend, or reject any and all Purchase Payments at any time. We would suspend, reject, and/or place limitations on the acceptance of initial and/or subsequent Purchase Payments in order to limit our exposure to the risks associated with offering the Contracts or riders under the Contracts. We also reserve the right to limit the Investment Options to which you may direct Purchase Payments for the same reasons, because changes in our arrangements with a Fund, or the investment manager or distributor of a Fund, or because a Fund has or will become unavailable for purchase under the Contracts. We will give written notice at least five (5) days before any changes regarding Purchase Payment limitations, or the allocation of Purchase Payments go into effect unless otherwise required to do so earlier by law or order of a government authority with appropriate jurisdiction.
If we exercise our right to suspend, reject, and/or place limitations on the acceptance and/or allocation of subsequent Purchase Payments, you may be unable to, or limited in your ability to, increase your Contract Value through subsequent Purchase Payments and therefore may limit increases in the Return of Purchase Payments Death Benefit and the values of the SecurePay Rider. This could also prevent you from making future contributions to a Qualified Contract, including periodic contributions to an employer-sponsored retirement plan or an IRA. (See “QUALIFIED RETIREMENT PLANS.”). The Company restricts Purchase Payments in connection with the SecurePay Rider. (See “ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS.”) Before you purchase this Contract and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject, or limit subsequent Purchase Payments at some point in the future. You should consult with your sales representative prior to purchase.
Under the current automatic purchase payment plan, you may select a monthly or quarterly payment schedule pursuant to which Purchase Payments will be automatically deducted from a bank account. We currently accept automatic Purchase Payments on the 1st through the 28th day of each month. Each automatic Purchase Payment must be at least $50. You may not allocate payments made through the automatic purchase payment plan to any DCA Account. You may not elect the automatic purchase payment plan and the automatic withdrawal plan simultaneously. (See “Surrenders and Withdrawals”.) If you purchase the SecurePay 5 rider, the automatic purchase payment plan will terminate two years after the Rider Issue Date. Upon receipt of Due Proof of Death of the Owner, the Company will terminate deductions under the automatic purchase payment plan. The automatic purchase payment plan is not available if you purchase the Protective Income Manager rider. (See “Protective Income Manager.”) If you have the automatic purchase payment plan, and you elect the Protective Income Manager rider under RightTime, we will terminate your automatic purchase payment plan.
We do not always receive your Purchase Payment or your application on the day you send it or give it to your sales representative. In some circumstances, such as when you purchase a Contract in exchange for an existing annuity contract from another company, we may not receive your Purchase Payment from the other company for a substantial period of time after you sign the application and send it to us.
Right to Cancel
You have the right to return the Contract within 10 days after you receive it by returning it, along with a written cancellation request, to our Administrative Office or the sales representative who sold it. Return of the Contract by mail is effective on being post-marked, properly addressed and postage pre-paid. We will treat the returned Contract as if it had never been issued. Protective Life will refund the Contract Value plus any fees deducted from either Purchase Payments or Contract Value. This amount may be more or less than the aggregate amount of your Purchase Payments up to that time.
For individual retirement annuities and Contracts issued in states where, upon cancellation during the right-to-cancel period, we return at least your Purchase Payments, we reserve the right to allocate all or a portion of your initial Purchase

Payment (and any subsequent Purchase Payment made during the right-to-cancel period) that you allocated to the Sub-Accounts to the Invesco V.I. U.S. Government Money Portfolio Sub-Account until the expiration of the right-to-cancel period. When we allocate your initial Purchase Payment (and any subsequent Purchase Payments) to the Invesco V.I. U.S. Government Money Portfolio Sub-Account for the right-to-cancel period, we will refund the greater of the Contract Value without any deductions for fees or charges or the Purchase Payment. Thereafter, we will allocate all Purchase Payments according to your allocation instructions then in effect.
Allocation of Purchase Payments
Owners must indicate in the application how their initial and subsequent Purchase Payments are to be allocated among the Investment Options. If your allocation instructions are indicated by percentages, whole percentages must be used.
Owners may change allocation instructions by Written Notice at any time. Owners may also change instructions by telephone, facsimile, automated telephone system or via the Internet at www.protective.com (“non-written instructions”). For non-written instructions regarding allocations, we may require a form of personal identification prior to acting on instructions and we will record any telephone voice instructions. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or eliminate any of these non-written communication methods for any Contract or class of Contracts at any time for any reason.
If you selected the SecurePay 5 rider or the Protective Income Manager rider, your options for allocating Purchase Payments will be restricted. You must allocate your Purchase Payments (and Contract Value) in accordance with our Allocation Guidelines and Restrictions. (See “ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS.”)
Variable Account Value
Sub-Account Value
A Contract’s Variable Account value at any time is the sum of the Sub-Account values and therefore reflects the investment experience of the Sub-Accounts to which it is allocated. There is no guaranteed minimum Variable Account value. The Sub-Account value for any Sub-Account as of the Issue Date is equal to the amount of the initial Purchase Payment allocated to that Sub-Account. On subsequent Valuation Dates prior to the Annuity Date, the Sub-Account value is equal to that part of any Purchase Payment allocated to the Sub-Account and any Contract Value transferred to the Sub-Account, adjusted by income, dividends, net capital gains or losses (realized or unrealized), decreased by withdrawals (including any applicable surrender charges and premium tax), Contract Value transferred out of the Sub-Account and fees deducted from the Sub-Account.
The Sub-Account value for a Contract may be determined on any day by multiplying the number of Accumulation Units attributable to the Contract in that Sub-Account by the Accumulation Unit value for the Accumulation Units in that Sub-Account on that day.
Determination of Accumulation Units
Purchase Payments allocated and Contract Value transferred to a Sub-Account are converted into Accumulation Units. An Accumulation Unit is a unit of measure used to calculate the value of a Sub-Account prior to the Annuity Date. We determine the number of Accumulation Units to be credited to a Contract by dividing the dollar amount directed to the Sub-Account by the Accumulation Unit value of the appropriate class of Accumulation Units of that Sub-Account for the Valuation Date as of which the allocation or transfer occurs. Purchase Payments allocated or amounts transferred to a Sub-Account under a Contract increase the number of Accumulation Units of that Sub-Account credited to the Contract. We execute such allocations and transfers as of the end of the Valuation Period in which we receive a Purchase Payment or Written Notice or other instruction requesting a transfer.
Certain events reduce the number of Accumulation Units of a Sub-Account credited to a Contract. The following events result in the cancellation of the appropriate number of Accumulation Units of a Sub-Account:
•
surrenders and applicable surrender charges;

•
withdrawals and applicable surrender charges;

•
automatic withdrawals and applicable surrender charges;

•
transfer from a Sub-Account and any applicable transfer fee;

•
payment of a death benefit claim;

•
application of the Contract Value to an Annuity Option; and

•
deduction of the monthly death benefit fee, the monthly SecurePay Fee, the monthly Protective Income Manager fee and the annual contract maintenance fee.

Accumulation Units are canceled as of the end of the Valuation Period in which we receive Written Notice of or other instructions regarding the event. The deduction of the monthly death benefit fee, the monthly SecurePay Fee, the monthly Protective Income Manager fee, and the annual contract maintenance fee results in the cancellation of Accumulation Units without notice or instruction. The monthly fee is deducted from a Sub-Account in the same proportion that the Sub-Account value bears to the total Contract Value in the Variable Account on that date.
Determination of Accumulation Unit Value
The Accumulation Unit value for each class of Accumulation Units in a Sub-Account at the end of every Valuation Date is the Accumulation Unit value for that class at the end of the previous Valuation Date times the net investment factor.
Net Investment Factor
The net investment factor measures the investment performance of a Sub-Account from one Valuation Period to the next. For each Sub-Account, the net investment factor reflects the investment performance of the Fund in which the Sub-Account invests and the charges assessed against that Sub-Account for a Valuation Period. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:
1.
is the result of:

a.
the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

b.
the per share amount of any dividend or capital gain distributions made by the Funds held in the Sub-Account, if the “ex-dividend” date occurs during the current Valuation Period.

2.
is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the most recent prior Valuation Period.

3.
is a factor representing the mortality and expense risk charge and the administration charge for the number of days in the Valuation Period and a charge or credit for any taxes attributed to the investment operations of the Sub-Account, as determined by the Company.

Transfers
Before the Annuity Date, you may instruct us to transfer Contract Value between and among the Investment Options. When we receive your transfer instructions on a completed transaction service form at our Administrative Office, we will allocate the Contract Value you transfer at the next price determined for the Investment Options you indicate. Prices for the Investment Options are determined as of the end of each Valuation Period. Accordingly, transfer requests received in “good order” at our Administrative Office before the end of a Valuation Period are processed at the price determined as of the end of the Valuation Period on the day the requests are received; transfer requests received at our Administrative Office after the end of a Valuation Period are processed at the price determined as of the end of the next Valuation Period. A transaction request will be deemed in “good order” if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office. We may defer transfer requests under the same conditions that payment of withdrawals and surrenders may be delayed. (See “Suspension or Delay in Payments.”) There are limitations on transfers, which are described below.
After the Annuity Date, when variable income payments are selected, transfers are allowed between Sub-Accounts, but are limited to one transfer per month. Dollar cost averaging and portfolio rebalancing are not allowed. No transfers are allowed within the Guaranteed Account or from a Sub-Account and Guaranteed Account.
If you select the SecurePay 5 rider or the Protective Income Manager rider, your options for transferring Contract Value will be restricted. You must transfer Contract Value in accordance with our Allocation Guidelines and Restrictions. (See “Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.”)
In the event of the Owner’s death, all automatic transfers under the Contract, such as dollar cost averaging and portfolio rebalancing will cease upon our receipt of Due Proof of Death at our Administrative Office.
A surviving spouse who elects to continue the Contract as the new Owner may decide to participate in either dollar cost averaging or portfolio rebalancing, or both, subject to the terms and conditions set forth in this Prospectus.

Any Beneficiary who elects a Death Benefit payment option that provides for the payment of Death Benefit proceeds either over the lifetime of the Beneficiary or within 5 years of the Owner’s death may transfer Contract Value among the Sub-Accounts and participate in the portfolio rebalancing program. Because that Beneficiary may not make additional premium payments, however, the Beneficiary may not participate in dollar cost averaging. See “DEATH BENEFIT-Payment of the Death Benefit.”
How to Request Transfers
Before or after the Annuity Date, owners may request transfers by Written Notice at any time. Owners also may request transfers by telephone, facsimile, automated telephone system or via the Internet at www.protective.com (“non-written instructions”). From time to time and at our sole discretion, we may introduce additional methods for requesting transfers or discontinue any method for making non-written instructions for such transfers. We will require a form of personal identification prior to acting on non-written instructions and we will record telephone requests. We will send you a confirmation of all transfer requests communicated to us. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent transfer requests.
Reliability of Communications Systems
The Internet and telephone systems may not always be available. Any computer or telephone system, whether it is yours, your service providers’, your registered representative’s, or ours, can experience unscheduled outages or slowdowns for a variety of reasons. Such outages or delays may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you can request your transaction by writing to us at our Administrative Office.
Limitations on Transfers
We reserve the right to modify, limit, suspend or eliminate the transfer privileges (including acceptance of non-written instructions submitted by telephone, automated telephone system, the Internet or facsimile) with prior notice for any Contract or class of Contracts at any time for any reason.
Minimum amounts.   You must transfer at least $100 each time you make a transfer. If the entire amount in the Investment Option is less than $100, you must transfer the entire amount. If less than $100 would be left in an Investment Option after a transfer, then we may transfer the entire amount out of that Investment Option instead of the requested amount.
Number of transfers.   Currently we do not generally limit the number of transfers that may be made. We reserve the right, however, to limit the number of transfers to no more than 12 for each Contract in each Contract Year and we also reserve the right to charge a transfer fee for each additional transfer over 12 for each Contract during any Contract Year if Protective Life determines, in its sole discretion, that the number of transfers or the cost of processing such transfers is excessive. The transfer fee will not exceed $25 per transfer. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. We will deduct any transfer fee from the amount being transferred. See “CHARGES AND DEDUCTIONS, Transfer Fee.”
Limitations on transfers involving the Guaranteed Account.   No amounts may be transferred into a DCA Account. No amounts may be transferred to the Fixed Account within six months after any transfer from the Guaranteed Account to the Variable Account. The maximum amount that may be transferred from the Fixed Account during a Contract Year is the greater of  (a) $2,500 or (b) 25% of the Contract Value in the Fixed Account. Due to this limitation, if you want to transfer all of your Contract Value from the Guaranteed Account to the Variable Account, it may take several years to do so. The limitation on transfers from the Fixed Account does not apply, however, to dollar cost averaging transfers from the Fixed Account.
Limitations on frequent transfers, including “market timing” transfers.   Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of a Fund’s portfolio securities and the reflection of that change in the Fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Date or thereafter.
When you request a transfer among the Sub-Accounts, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants, or owners of other variable annuity contracts we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:
•
Increased brokerage, trading and transaction costs;

•
Disruption of planned investment strategies;

•
Forced and unplanned liquidation and portfolio turnover;

•
Lost opportunity costs; and

•
Large asset swings that decrease the Fund’s ability to provide maximum investment return to all Contract Owners.

In order to try to protect our Owners and the Funds from the potential adverse effects of frequent transfer activity, we have implemented certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants and owners of other variable annuity contracts we issue that invest in the Variable Account. We discourage frequent transfers of Contract Value between Sub-Accounts.
We monitor transfer activity in the Contracts to identify frequent transfer activity in any Contract. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-Accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the dollar-cost averaging and portfolio rebalancing programs when monitoring for frequent transfer activity.
When we identify transfer activity exceeding our established parameters in a Contract or group of Contracts that appear to be under common control, we suspend non-written methods of requesting transfers for that Contract or group of Contracts. All transfer requests for the affected Contract or group of Contracts must be made by Written Notice. We notify the affected Owner(s) in writing of these restrictions.
In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds’ policies and procedures, Owners and other persons with interests under the Contracts should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Fund.
Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund’s investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund’s refusal or restriction on purchases or redemptions. We will notify the Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Owner’s transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each Fund for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.
We apply our Market Timing Procedures consistently to all Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.
Owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

Dollar Cost Averaging
Before the Annuity Date, you may instruct us by Written Notice to transfer automatically, on a monthly basis, amounts from a DCA Account or the Fixed Account to any Sub-Account of the Variable Account. This is known as the “dollar-cost averaging” (“DCA”) method of investment. By transferring equal amounts of Contract Value on a regularly scheduled basis, as opposed to allocating a larger amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in the value of Sub-Account Accumulation Units. Protective Life, however, makes no guarantee that the dollar cost averaging method will result in a profit or protection against loss.
DCA transfers are made monthly; you may choose to make the transfers on the 1st through the 28th day of each month. Dollar cost averaging transfers cease upon our receipt of Due Proof of Death of the Owner at our Administrative Office. Any remaining balance designated for DCA transfers will be automatically transferred to the Sub-Accounts according to the Owner’s current dollar cost averaging instructions.
There is no charge for dollar cost averaging. Automatic transfers made to facilitate dollar cost averaging will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to restrict the Sub-Accounts into which you may make DCA transfers or discontinue dollar cost averaging upon written notice to the Owner at any time for any reason.
In states where, upon cancellation during the right-to-cancel period, we are required to return your Purchase Payment, we reserve the right to delay commencement of dollar cost averaging transfers until the expiration of the right-to-cancel period.
If you selected the SecurePay 5 rider or the Protective Income Manager rider, you may allocate your Purchase Payments to a DCA Account only; your dollar-cost averaging transfers from these Accounts must be allocated, however, in accordance with our Allocation Guidelines and Restrictions. You may not allocate Purchase Payments to the Fixed Account if you select the SecurePay 5 rider or the Protective Income Manager rider. (See “Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.”)
Transfers from the DCA Accounts.   If you allocate a Purchase Payment to one of the DCA Accounts, you must include instructions regarding the day of the month on which the transfers should be made, the period during which the dollar cost averaging transfers should occur, and the Sub-Accounts into which the transferred funds should be allocated. Currently, you may establish monthly transfers of equal amounts of Contract Value from DCA Account 1 monthly for a minimum of three to a maximum of six months and from the DCA Account 2 for a minimum of seven to a maximum of twelve months.
From time to time, we may offer different maximum periods for dollar cost averaging amounts from a DCA Account. At times, the Company may credit a higher annual rate of interest to the balance held in DCA Account 2 than the balance held in DCA Account 1. Dollar cost averaging transfers will be made monthly. The periodic amount transferred from a DCA Account will be equal to the Purchase Payment allocated to the DCA Account divided by the number of dollar cost averaging transfers to be made.
The interest rates on the DCA Accounts apply to the declining balance in the account. Therefore the amount of interest actually paid with respect to a Purchase Payment allocated to the DCA Account will be substantially less than the amount that would have been paid if the full Purchase Payment remained in the DCA Account for the full period. Interest credited will be transferred from the DCA Account after the last dollar cost averaging transfer.
We will process dollar cost averaging transfers until the earlier of the following: (1) the DCA Account Value equals $0, or (2) the Owner instructs us by Written Notice to cancel the automatic transfers. If you terminate transfers from a DCA Account before the amount remaining in that account is $0, we will immediately transfer any amount remaining in that DCA Account according to your instructions. If you do not provide instructions, we will transfer the remaining amount to the Sub-Accounts according to your dollar cost averaging allocation instruction in effect at that time.
Transfers from the Fixed Account.    You may also establish dollar-cost averaging transfers from the Fixed Account. The minimum period for dollar cost averaging transfers from the Fixed Account is twelve months; there is no maximum transfer period. If you wish to establish dollar-cost averaging transfers from the Fixed Account you must include instructions regarding the day of the month on which the transfers should be made, the amount of the transfers (you must transfer the same amount each time), the period during which the dollar cost averaging transfers should occur, and the Sub-Accounts into which the transferred funds should be allocated.
Portfolio Rebalancing
Before the Annuity Date, you may instruct Protective Life by Written Notice to periodically transfer your Variable Account value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account value among such Sub-Accounts (“portfolio rebalancing”). The portfolio rebalancing percentages must be in whole numbers and must allocate amounts only among the Sub-Accounts. Unless you instruct otherwise, portfolio rebalancing is based on your Purchase Payment allocation instructions in effect with respect to the Sub-Accounts at the time of each rebalancing transfer. We deem portfolio rebalancing instructions from you that differ from your current Purchase Payment allocation instructions to be a request to change your Purchase Payment allocation.
You may elect portfolio rebalancing to occur on the 1st through the 28th day of a month on either a quarterly, semi-annual or annual basis. If you do not select a day, transfers will occur on the same day of the month as your Contract Anniversary, or on the 28th day of the month if your Contract Anniversary occurs on the 29th, 30th or 31st day of the month. You may change or terminate portfolio rebalancing by Written Notice, or by other non-written communication methods acceptable for transfer requests. Portfolio rebalancing ceases when we receive Due Proof of Death of the Owner at our Administrative Office. The Contract Value will remain in the Investment Options as of the date we receive Due Proof of Death of the Owner. A surviving spouse who elects to continue the Contract and become the new Owner, or any Beneficiary who elects to receive payment of the Death Benefit over their lifetime or within 5 years of the Owner’s death, may provide us with new Contract allocation instructions. See “DEATH BENEFIT — Payment of the Death Benefit.”
There is no charge for portfolio rebalancing. Automatic transfers made to facilitate portfolio rebalancing will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to discontinue portfolio rebalancing upon written notice to the Owner at any time for any reason.
Surrenders and Withdrawals
At any time before the Annuity Date, you may request a surrender of or withdrawal from your Contract. Federal and state income taxes may apply to surrenders and withdrawals (including withdrawals made under the rider), and a 10% federal additional tax may apply if the surrender or withdrawal occurs before the Owner reaches age 59½. (See “TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders.”) A surrender charge may also apply to surrenders and withdrawals under the Contracts. (See “Charges and Deductions”.) Surrenders and withdrawals will reduce your death benefit and certain other benefits under your Contract. A surrender value may be available under certain Annuity Options. (See “Annuitization.”) In accordance with SEC regulations, surrenders and withdrawals are payable within 7 calendar days of our receiving your request in “good order” at our Administrative Office. (See “Suspension or Delay in Payments.”) A transaction request will be deemed in “good order” if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office.
Surrenders
At any time before the Annuity Date, you may request a surrender of your Contract for its surrender value either by Written Notice or by facsimile. Surrenders requested by facsimile are subject to limitations. Currently, we accept requests by facsimile for surrenders of Contracts that have a Contract Value of  $50,000 or less. For Contracts that have a Contract Value greater than $50,000, we will only accept surrender requests by Written Notice. We may eliminate your ability to request a surrender by facsimile or change the requirements for your ability to request a surrender by facsimile for any Contract or class of Contracts at any time without prior notice. We will pay you the surrender value in a lump sum.
Withdrawals
At any time before the Annuity Date, you may request a withdrawal of your Contract Value provided the Contract Value remaining after the withdrawal is at least $5,000. If you request a withdrawal that would reduce your Contract Value below $5,000, then the Company will (1) confirm the request for partial withdrawal with the Contract Owner, and, (2) if the request is confirmed, will treat the request for partial withdrawal as a request to fully surrender the Contract. Please note that if you select the rider special withdrawal rules apply. (See “Protected Lifetime Income Benefits.”)
You may request a withdrawal by Written Notice or by facsimile. If we have received your completed telephone withdrawal authorization form, you also may request a withdrawal by telephone. Withdrawals requested by telephone or facsimile are subject to limitations. Currently we accept requests for withdrawals by telephone or by facsimile for amounts not exceeding 25% of Contract Value, up to a maximum of  $50,000. For withdrawals exceeding 25% of the Contract Value and/or $50,000 we will only accept withdrawal requests by Written Notice. We may eliminate your ability to make withdrawals by telephone or facsimile or change the requirements for your ability to make withdrawals by telephone or facsimile for any Contract or class of Contracts at any time without prior notice.
You may specify the amount of the withdrawal to be made from any Investment Option. If you do not so specify, or if the amount in the designated Investment Option(s) is inadequate to comply with the request, the withdrawal will be made from each Investment Option based on the proportion that the value of each Investment Option bears to the total Contract Value.

Withdrawals will reduce your Contract Value and Death Benefit payable, and may reduce the value of the SecurePay 5 or Protective Income Manager rider.
Signature Guarantees
Signature guarantees are required for withdrawals or surrenders of  $50,000 or more.
Signature guarantees are relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim’s account with a financial institution or a provider of financial services. They provide protection to investors by, for example, making it more difficult for a person to take another person’s money by forging a signature on a written request for the disbursement of funds.
An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.
A notary public cannot provide a signature guarantee. Notarization will not substitute for a signature guarantee.
Surrender Value
The surrender value of any surrender or withdrawal request is equal to the Contract Value surrendered or withdrawn minus any applicable surrender charge, contract maintenance fee and premium tax. We will determine the surrender value as of the end of the Valuation Period during which we receive your request in “good order” at our Administrative Office. A transaction request will be deemed in “good order” if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange. We will process any request received at our Administrative Office after the end of the Valuation Period on the next Valuation Date.
The amount we will pay you if you request a withdrawal depends on whether you request a “gross” withdrawal or a “net” withdrawal. For a “gross” withdrawal, this amount is equal to the Contract Value withdrawn minus any applicable surrender charge and premium tax. For a “net” withdrawal, this amount is equal to the Contract Value withdrawn (we will deduct the surrender charge from your remaining Contract Value after we process the withdrawal). (See “Charges and Deductions — Surrender Charge (Contingent Deferred Sales Charge).”)
Cancellation of Accumulation Units
Surrenders and withdrawals, including any surrender charges, will result in the cancellation of Accumulation Units from each applicable Sub-Account(s) and/or in a reduction of the Guaranteed Account value.
Surrender and Withdrawal Restrictions
The Owner’s right to make surrenders and withdrawals is subject to any restrictions imposed by applicable law or employee benefit plan.
In the case of certain Qualified Plans, federal tax law imposes restrictions on the form and manner in which benefits may be paid. For example, spousal consent may be needed in certain instances before a distribution may be made. For details about the restrictions under your Qualified Plan, please contact your plan administrator.
Automatic Withdrawals
Currently, we offer an automatic withdrawal plan. This plan allows you to pre-authorize periodic withdrawals before the Annuity Date. You may elect to participate in this plan at the time of application or at a later date by properly completing an election form. Payments to you under this plan will only be made by electronic fund transfer. To participate in the plan you must have:
1.
made an initial Purchase Payment of at least $5,000 ($25,000 if the Protective Income Manager rider was purchased); or

2.
a Contract Value as of the previous Contract Anniversary of at least $5,000.

The automatic withdrawal plan and the automatic purchase payment plan may not be elected simultaneously. (See “Purchase Payments.”) There may be federal and state income tax consequences to automatic withdrawals from the Contract, including the possible imposition of a 10% federal additional tax if the withdrawal occurs before the Owner reaches age 59½. You should consult your tax adviser before participating in any withdrawal program. (See “Taxation of Withdrawals and Surrenders.”)
When you elect the automatic withdrawal plan, you will instruct Protective Life to withdraw a level dollar amount from the Contract on a monthly or quarterly basis. Automatic withdrawals may be made on the 1st through the 28th day of each month. The amount requested must be at least $100 per withdrawal. We will process withdrawals for the designated amount until you instruct us otherwise. If, during any Contract Year, the amount of the withdrawals exceeds the “free withdrawal amount” described in the “Surrender Charge” section of this prospectus, we will deduct a surrender charge where applicable. (See “Surrender Charge.”) Automatic withdrawals will be taken pro-rata from the Investment Options in proportion to the value each Investment Option bears to the total Contract Value. We will pay you the amount requested each month or quarter as applicable and cancel the applicable Accumulation Units.
If any automatic withdrawal transaction would result in a Contract Value of less than $5,000 after the withdrawal, the transaction will not be completed and the automatic withdrawal plan will terminate. Once automatic withdrawals have terminated due to insufficient Contract Value, they will not be automatically reinstated in the event that your Contract Value should reach $5,000 again. The automatic withdrawal plan may be discontinued by the Owner by Written Notice at any time for any reason. Upon receipt of Due Proof of Death of an Owner at our Administrative Office, we will terminate the automatic withdrawal plan.
There is no charge for the automatic withdrawal plan. We reserve the right to discontinue the automatic withdrawal plan upon written notice to you. If you select the SecurePay 5 rider under your Contract, any automatic withdrawal plan in effect will terminate on the Benefit Election Date. The automatic withdrawal plan is not available if you purchase the Protective Income Manager rider.
Note: If you purchase the SecurePay 5 rider, however, you should consider whether to elect an automatic withdrawal plan, keeping in mind that any withdrawals taken before the Benefit Election Date will proportionately reduce the rider’s Benefit Base, which is used to determine the amount of the SecurePay withdrawals available to you, in the same proportion that each withdrawal reduces the Contract Value on the date of the withdrawal. Automatic withdrawals will ultimately reduce the value of the SecurePay withdrawals available to you. See “PROTECTED LIFETIME INCOME BENEFITS (‘SECUREPAY 5 RIDER’) — Calculating the Benefit Base before the Benefit Election Date.”
Changes to the Contract or Registrant
From time to time certain changes may be made to the Contracts as a result of changes in applicable law or interpretations of law. In addition, other types of changes to the Contract may include the following:
•
deregistration of the Variable Account under the Investment Company Act of 1940; or

•
substitution of one Investment Option for another Investment Option by Protective Life.

The Company reserves the right to make these changes to the Contract. Depending on the nature of these changes, the SEC may be required to approve such changes in advance. In such instances, Protective Life will notify you of these changes.
THE GUARANTEED ACCOUNT
The Guaranteed Account has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, as amended (the “1933 Act”), and neither these accounts nor the Company’s general account have been registered as an investment company under the 1940 Act. Therefore, neither the Guaranteed Account, the Company’s general account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Guaranteed Account included in this Prospectus are for the Owner’s information. However, such disclosures are subject to certain generally applicable provisions of federal securities law relating to the accuracy and completeness of statements made in prospectuses.
The Guaranteed Account consists of the Fixed Account and the DCA Accounts. We may not always offer the Fixed Account or the DCA Accounts in new Contracts. If we are offering the Fixed Account or any of the DCA Accounts at the time you purchase your Contract, however, those accounts will always be available in your Contract. Please ask your sales representative whether the Fixed Account or any DCA Accounts are available in your Contract.
From time to time and subject to regulatory approval, we may offer Fixed Accounts or DCA Accounts with different interest guaranteed periods. We, in our sole discretion, establish the interest rates for each account in the Guaranteed Account. We will not declare a rate that yields values less than those required by the state in which the Contract is delivered. You bear the risk that we will not declare a rate that is higher than the minimum rate. Because these rates vary from time to time, allocations made to the same account within the Guaranteed Account at different times may earn interest at different rates. The guaranteed minimum interest for each account in the Guaranteed Account is disclosed in the specification pages of your Contract. The current interest rate for each account in the Guaranteed Account under your Contract is available to you through your myprotective.com account or by calling toll-free 1-800-456-6330.

Our General Account
The Guaranteed Account is part of our general account. Unlike Purchase Payments and Contract Value allocated to the Variable Account, we assume the risk of investment gain or loss on amounts held in the Fixed Account and the DCA Accounts.
The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Fixed Account and the DCA Accounts, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with any enhanced death benefits or the Protected Lifetime Income Benefits), are paid from our general account, any amounts that we may pay under the Contract in excess of Variable Account value are subject to our financial strength and claims-paying ability. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.
We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis as required by state regulators.
Our audited statutory financial statements are incorporated by reference in the Statement of Additional Information (which is available at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page of this Prospectus). In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of our financial capacity to meet the obligations of our insurance and annuity contracts based on our financial strength and/or claims-paying ability.
The Fixed Account
You generally may allocate some or all of your Purchase Payments and may transfer some or all of your Contract Value to the Fixed Account. Amounts allocated or transferred to the Fixed Account earn interest from the date the funds are credited to the account. There are limitations on transfers involving the Fixed Account. Due to this limitation, if you want to transfer all of your Contract Value from the Fixed Account to the Variable Account, it may take several years to do so. You should carefully consider whether the Fixed Account meets your investment needs. (See “Transfers.”)
The interest rates we apply to Purchase Payments and transfers into the Fixed Account are guaranteed for one year from the date the Purchase Payment or transfer is credited to the account. When an interest rate guarantee expires, we will set a new interest rate, which may not be the same as the interest rate then in effect for Purchase Payments and transfers allocated to the Fixed Account. The new interest rate is also guaranteed for one year.
If you elect the rider, you may not allocate any portion of your Purchase Payments or Contract Value to the Fixed Account. (See “Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.”)
The DCA Accounts
DCA Accounts are designed to systematically transfer amounts to the Sub-Accounts of the Variable Account over a designated period. (See “Transfers, Dollar Cost Averaging.”) We currently offer two DCA Accounts. The maximum period for dollar cost averaging transfers from DCA Account 1 is six months and from DCA Account 2 is twelve months.
The DCA Accounts are available only for Purchase Payments designated for dollar cost averaging. Purchase Payments may not be allocated into any DCA Account when that DCA Account value is greater than $0, and all funds must be transferred from a DCA Account before allocating a Purchase Payment to that DCA Account. Where we agree, under current administrative procedures, to allocate a Purchase Payment to any DCA Account in installments from more than one source, we will credit each installment with the interest rate applied to the first installment we receive. The interest rate we apply to Purchase Payments allocated to a DCA Account is guaranteed for the period over which dollar cost averaging transfers are allowed from that DCA Account.
Guaranteed Account Value
Any time prior to the Annuity Date, the Guaranteed Account value is equal to the sum of:
1.
Purchase Payments allocated to the Guaranteed Account; plus

2.
amounts transferred into the Guaranteed Account; plus

3.
interest credited to the Guaranteed Account; minus

4.
amounts transferred out of the Guaranteed Account including any transfer fee; minus

5.
the amount of any surrenders removed from the Guaranteed Account, including any premium tax and surrender charges; minus

6.
fees deducted from the Guaranteed Account, including the optional monthly death benefit fee and the annual contract maintenance fee.

For the purposes of interest crediting, amounts deducted, transferred or withdrawn from accounts within the Guaranteed Account will be separately accounted for on a “first-in, first-out” (FIFO) basis.
DEATH BENEFIT
If any Owner dies before the Annuity Date and while the Contract is in force, we will pay a death benefit, less any applicable premium tax, to the Beneficiary. The death benefit terminates on the Annuity Date.
We will determine the death benefit as of the end of the Valuation Period during which we receive at our Administrative Office Due Proof of Death of the Owner, either by certified death certificate or by judicial order from a court of competent jurisdiction or similar tribunal. If we receive Due Proof of Death of the Owner after the end of the Valuation Period, we will determine the death benefit on the next Valuation Date. Only one death benefit is payable under the Contract, even though the Contract may, in some circumstances, continue beyond the time of an Owner’s death. If any Owner is not a natural person, the death of the Annuitant is treated as the death of an Owner. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. The following discussion generally applies to Qualified Contracts and Non-Qualified Contracts, except where noted otherwise. In that regard, the post-death distribution requirements for Qualified Contracts and Non-Qualified Contracts are similar, but there are some significant differences. For a discussion of the post-death distribution requirements for Qualified Contracts, see “QUALIFIED RETIREMENT PLANS, Required Minimum Distributions Upon Your Death.”
The death benefit provisions of this Contract shall be interpreted to comply with the requirements of Section 72(s) of the Code in the case of a Non-Qualified Contract, and Section 401(a)(9) of the Code in the case of a Qualified Contract. We reserve the right to endorse the Contract, as necessary, to conform with regulatory requirements. We will send you a copy of any endorsement containing such Contract modifications.
Please note that any death benefit payment we make in excess of the Variable Account value is subject to our financial strength and claims-paying ability.
Payment of the Death Benefit
The Beneficiary may take the death benefit in one sum immediately, in which event the Contract will terminate.
If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive Due Proof of Death of the Owner, and the entire Contract Value must be distributed under one of the following options:
a.
the entire Contract Value must be distributed over the life of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary, with distributions beginning within one year of the Owner’s death, and subject to certain further limits in the case of a Qualified Contract; or,

b.
the entire Contract Value must be distributed (i) within 5 years of the Owner’s death if the Contract is a Non-Qualified Contract or, in some cases, a Qualified Contract, or (ii) within 10 years of the Owner’s death if the Contract is a Qualified Contract and the 5-year requirement does not apply under applicable federal tax rules.

The tax rules for Qualified Contracts differ in some material respects from the tax rules for Non-Qualified Contracts, including by limiting the types of beneficiaries who can elect the first option above and the circumstances in which a 5-year or 10-year distribution requirement will apply. See “QUALIFIED RETIREMENT PLANS, Temporary Rules under the CARES Act and Required Minimum Distributions Upon Your Death.”
If there is more than one Beneficiary, each Beneficiary must submit instructions in Good Order specifying the manner in which the Beneficiary wishes to receive his or her portion of the death benefit, and the value of each Beneficiary’s portion of the claim is established as of date we receive that Beneficiary’s claim. Until the death benefit is fully distributed, however, the undistributed portion of the death benefit will remain invested in accordance with the Owner’s allocation instruction. Accordingly, if we do not receive instructions in Good Order from the Beneficiary (or Beneficiaries) to make an immediate distribution or transfer all or part of the Beneficiary’s portion of the death benefit to the Fixed Account, the value of the portion of the death benefit that remains invested in the Sub-Account will be subject to the investment performance of the underlying Funds, and may increase or decrease in value.

Automatic Transfers Upon the Death of an Owner.   Regardless of whether your Contract is Qualified or non-Qualified, in the event of the Owner’s death, all automatic transfers under the Contract, such as dollar cost averaging and portfolio rebalancing will cease upon receipt of Due Proof of Death of the Owner at our Administrative Office. If the surviving spouse elects to continue the Contract as the new Owner, they may also elect to participate in the dollar cost averaging and portfolio rebalancing programs by sending us new instructions, subject to the requirements governing those programs described in this Prospectus. Any eligible Beneficiary who elects a Death Benefit payment option that provides for the payment of Death Benefit proceeds either over the lifetime of the Beneficiary or within 5 or 10 years following the Owner’s death (as applicable under federal tax rules) may transfer Contract Value among the Sub-Accounts and participate in the portfolio rebalancing program. Because that Beneficiary may not make additional premium payments, however, the Beneficiary may not participate in dollar cost averaging. See, “DEATH BENEFIT-Payment of the Death Benefit.”
Continuation of the Contract by a Surviving Spouse
In the case of non-Qualified Contracts and Contracts that are individual retirement annuities within the meaning of Code Section 408(b), if the deceased Owner’s spouse is the sole Beneficiary, the surviving spouse may elect, in lieu of receiving a death benefit, to continue the Contract and become the new Owner. This election is only available, however, if:
a.
the surviving spouse’s age on the Contract Issue Date would not have prevented her or his purchase of the Contract on that date;

b.
the surviving spouse’s age on either the Contract Issue Date or any date prior to the date on which we accept the request for continuation, would not have prevented the purchase of any optional benefit associated with the Contract on the requested continuation date; and

c.
the Maximum Annuity Date on the requested continuation date is on or after the Annuity Date in effect on the deceased spouse’s date of death, unless we agree otherwise.

The Contract will continue with the value of the death benefit having become the new Contract Value as of the end of the Valuation Period during which we received Due Proof of Death. The death benefit is not terminated by a surviving spouse’s continuation of the Contract. The surviving spouse may select a new Beneficiary. Upon this spouse’s death, the death benefit may be taken in one sum immediately and the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive Due Proof of Death and must be distributed to the new Beneficiary according to option (1) or (2) described above under “Payment of the Death Benefit.”
A Contract may be continued by a surviving spouse only once. This benefit will not be available to any subsequent surviving spouse under the continued Contract.
The rights of a Beneficiary under an annuity contract depend in part upon whether the Beneficiary is recognized as a “spouse” under federal tax law. A Beneficiary who is recognized as a spouse is treated more favorably than a Beneficiary who is not a spouse for federal tax purposes. Specifically, a Beneficiary who is the spouse of the deceased Owner may continue the Contract and become the new Owner, as described above. In contrast, a Beneficiary who is not recognized as a spouse of the deceased Owner generally must surrender the Contract within 5 or 10 years of the Owner’s death, or take distributions from the Contract over the Beneficiary’s life or life expectancy, beginning within one year of the deceased Owner’s death, with the applicable rules different depending on whether the Contract is a Non-Qualified Contract or a Qualified Contract.
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. In addition, if the Owner and the Beneficiary are no longer married as of the date of death, such individuals are no longer treated as spouses for federal tax purposes. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to a civil union or domestic partnership, or if the Beneficiary and the deceased Owner were no longer married as of the date of death, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.
If you have questions concerning your status as a spouse for federal tax purposes and how that status might affect your rights under the Contract, you should consult your legal adviser.
Whether a beneficiary continues the Contract as a spouse could also affect the rights and benefits under the Protected Lifetime Income Benefit riders. If state law affords legal recognition to domestic partnerships or civil unions, the riders will treat individuals who are in a bona fide civil union or domestic partnership as married and spouses for purposes of the riders. However, as described above, for federal tax law purposes such individuals are not treated as “spouses.” In addtion, if the Owner and the Beneficiary are n longer married as of the date of death, such individuals are no longer treated as spuses for federal tax law purposes. As a result, if a beneficiary of a deceased owner and the owner were parties to a civil union or domestic partnership, or if the Beneficiary and the deceased Owner were no longer married as of the date of death, the beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the Contract. In some circumstances, these required distributions could substantially reduce or eliminate the riders’ benefit while the surviving Beneficiary is still alive.
In addition, if the rider allows the surviving spouse of a deceased owner who continues the Contract and becomes the new owner to either continue the rider or purchase a new rider (depending on the date of death and whether the rider provides single or joint life coverage), this right is only available to an individual who was the spouse of the deceased owner within the meaning of federal tax law because only such a spouse is eligible to continue the Contract under federal tax law.
An individual who is a party to a civil union or a domestic partnership should not purchase a Protected Lifetime Income Benefit rider before consulting legal and financial advisors and carefully evaluating whether the Protected Lifetime Income Benefit rider is suitable for his or her needs.
Selecting a Death Benefit
This Contract offers a standard death benefit, the Return of Purchase Payments Death Benefit, and two optional death benefits, the Maximum Anniversary Value Death Benefit, and the Maximum Quarterly Value Death Benefit. The following table summarizes information about the death benefits available under the Contract.
Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Return of Purchase Payments Death Benefit
Equal to the greatest of:
1.
the Contract Value, or

2.
the aggregate Purchase Payments less an adjustment for each withdrawal (adjustment for each withdrawal is the amount that reduces the Return of Purchase Payments Death Benefit at the time of the withdrawal in the same proportion that the amount withdrawn, including any associated surrender charges, reduces the Contract Value.)

		Standard	No charge	• Death Benefit will never be more than the Contract Value plus $1,000,000.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Maximum Anniversary Value Death Benefit
Equal to the greatest of:
1.
the Contract Value,

2.
the aggregate Purchase Payments less an adjustment for each withdrawal (adjustment reduces the Maximum Anniversary Value Death Benefit at the time of the withdrawal in the same proportion that the amount withdrawn, including any surrender charges, reduces the Contract Value), or

3.
the greatest anniversary value attained prior to the older Owner’s 80th birthday.

		Optional	0.20% (as an annualized percentage of the death benefit value on each Monthly Anniversary Date)
•
Available only at purchase.

•
Death Benefit will never be more than the Contract Value plus $1,000,000.

•
It is possible that this Death Benefit will be no greater than the Return of Purchase Payments Death Benefit, for which we do not assess a fee.

•
Not available if you purchase the Protective Income Manager rider.

•
Withdrawals can reduce the value of the Death Benefit by more than the amount withdrawn.

Maximum Quarterly Value Death Benefit
Equal to the greatest of:
1.
the Contract Value,

2.
the aggregate Purchase Payments less an adjustment for each withdrawal (adjustment reduces the Maximum Quarterly Value Death Benefit at the time of the withdrawal in the same proportion that the amount withdrawn, including any surrender charges, reduces the Contract Value), or

3.
the greatest Quarterly Anniversary value attained prior to the older Owner’s 80th birthday.

		Optional	0.25% (as an annualized percentage of the death benefit value on each Monthly Anniversary Date)
•
Available only at purchase.

•
Death Benefit will never be more than the Contract Value plus $1,000,000.

•
It is possible that this Death Benefit will be no greater than the Return of Purchase Payments Death Benefit, for which we do not assess a fee.

•
Not available if you purchase the Protective Income Manager rider.

•
Withdrawals can reduce the value of the Death Benefit by more than the amount withdrawn.

You must determine the type of death benefit you want when you apply for your Contract. If you wish to purchase the Protective Income Manager rider when you purchase the Contract or plan to do so later under the RightTime option, you must choose the Return of Purchase Payments Death Benefit. We will not issue the Protective Income Manager rider if you select either the Maximum Anniversary Value Death Benefit or the Maximum Quarterly Value Death Benefit. (See “Protective Income Manager”). You may not change your death benefit selection after your Contract is issued.
The Return of Purchase Payments Death Benefit is included with your Contract at no additional charge. You may select the optional Maximum Anniversary Value Death Benefit or the Maximum Quarterly Value Death Benefit for an additional fee, but only if the oldest Owner is younger than 76 on the Issue Date of the Contract.

You should carefully consider each of these death benefits and consult a qualified financial adviser to help you carefully consider the three death benefits offered with the Contract, and if you select the Maximum Anniversary Death Benefit or the Maximum Quarterly Value Death Benefit, the relative costs, benefits and risks of the fee options in your particular situation.
Return of Purchase Payments Death Benefit
The Return of Purchase Payments Death Benefit will equal the greater of  (1) the Contract Value, or (2) the aggregate Purchase Payments less an adjustment for each withdrawal (including a withdrawal made under the SecurePay 5 rider or the Protective Income Manager rider); provided, however, that the Return of Purchase Payments Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each withdrawal in item (2) is the amount that reduces the Return of Purchase Payments Death Benefit at the time of the withdrawal in the same proportion that the amount withdrawn, including any associated surrender charges, reduces the Contract Value. If the value of the Return of Purchase Payments Death Benefit is greater than the Contract Value at the time of the withdrawal, the downward adjustment to the death benefit will be larger than the amount withdrawn. See Appendix A for an example of the calculation of the Return of Purchase Payments Death Benefit.
Suspension of Return of Purchase Payments Death Benefit.   For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value. During the one-year suspension period, we will continue to calculate the Return of Purchase Payments Death Benefit; however, if any Owner dies during this period we will only pay the Contract Value as of the end of the Valuation Period during which we receive Due Proof of Death at our Administrative Office. If death occurs after the one-year period has ended, we will include Purchase Payments received and withdrawals made during the one-year suspension when calculating the Return of Purchase Payments Death Benefit.
Optional Maximum Anniversary Value Death Benefit
If you select the Maximum Anniversary Value Death Benefit, you cannot purchase the Protective Income Manager rider.
At the time of application, you may select the Maximum Anniversary Value Death Benefit if the Issue Date of the Contract is before the oldest Owner’s 76th birthday.
We will determine an anniversary value for each Contract Anniversary occurring before the earlier of the older Owner’s 80th birthday or the deceased Owner’s date of death. Each anniversary value is equal to the sum of:
•
the Contract Value on that Contract Anniversary; plus

•
all Purchase Payments since that Contract Anniversary; minus

•
an adjustment for each withdrawal (including any withdrawal made under the SecurePay 5 rider) since that Contract Anniversary.

The adjustment for each withdrawal since the relevant Contract Anniversary is the amount that reduces the Maximum Anniversary Value Death Benefit at the time of the withdrawal in the same proportion that the amount withdrawn, including any associated surrender charges, reduces the Contract Value. If the value of the Maximum Anniversary Value Death Benefit is greater than the Contract Value at the time of the withdrawal, the downward adjustment to the death benefit will be larger than the amount withdrawn.
The Maximum Anniversary Value Death Benefit will equal the greatest of  (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal; or (3) the greatest anniversary value attained prior to the older Owner’s 80th birthday; provided, however, that the Maximum Anniversary Value Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each withdrawal in item (2) is the amount that reduces the Maximum Anniversary Value Death Benefit at the time of surrender in the same proportion that the amount withdrawn, including any associated surrender charges, reduces the Contract Value. If the Contract Value is lower than the Maximum Anniversary Value Death Benefit at the time of the withdrawal, the adjustment will be larger than the amount withdrawn. See Appendix A for an example of the calculation of the Maximum Anniversary Value Death Benefit.
If, as a result of poor market performance, your Contract Value does not increase, it is possible that, at the time of an Owner’s death, the Maximum Anniversary Value Death Benefit will be no greater than the Return of Purchase Payments Death Benefit. You should consult a qualified financial advisor to carefully consider this possibility and the cost of the Maximum Anniversary Value Death Benefit before you decide whether the Maximum Anniversary Value Death Benefit is right for you.
Suspension of Maximum Anniversary Value Death Benefit.   For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value. We will, however, continue to assess the death benefit fee during this period. During the one-year suspension period, we will continue to calculate the Maximum Anniversary Value Death Benefit; however, if any Owner dies during this period we will only pay the Contract Value as of the end of the Valuation Period during which we receive Due Proof of Death at our Administrative Office. If death occurs after the one-year period has ended, we will include the Contract Value on the Contract Anniversary occurring during the one-year suspension as well as Purchase Payments received and withdrawals made during the one-year suspension when calculating the Maximum Anniversary Value Death Benefit.
Maximum Anniversary Value Death Benefit Fee
We assess a fee for the Maximum Anniversary Value Death Benefit. If you select this death benefit, you must pay a fee based on the value of the death benefit on the day the fee is assessed. This fee is assessed on a monthly basis. (See “Charges and Deductions, Death Benefit Fee.”) It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract. (See “TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders.”)
Optional Maximum Quarterly Value Death Benefit
If you select the Maximum Quarterly Value Death Benefit, you cannot purchase the Protective Income Manager rider.
At the time of application, you may select the Maximum Quarterly Value Death Benefit if the Issue Date of the Contract is before the oldest Owner’s 76th birthday.
We will determine a quarterly value for each Quarterly Anniversary occurring before the earlier of the older Owner’s 80th birthday or the deceased Owner’s date of death. Each quarterly value is equal to the sum of:
•
the Contract Value on that Quarterly Anniversary; plus

•
all Purchase Payments since that Quarterly Anniversary; minus

•
an adjustment for each withdrawal (including any withdrawal made under the SecurePay 5 rider) since that Quarterly Anniversary.

The adjustment for each withdrawal since the relevant Quarterly Anniversary is the amount that reduces the Maximum Quarterly Value Death Benefit at the time of the withdrawal in the same proportion that the amount withdrawn, including any associated surrender charges, reduces the Contract Value. If the value of the Maximum Quarterly Value Death Benefit is greater than the Contract Value at the time of the withdrawal, the downward adjustment to the death benefit will be larger than the amount withdrawn.
The Maximum Quarterly Value Death Benefit will equal the greatest of  (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal; or (3) the greatest Quarterly Anniversary value attained prior to the older Owner’s 80th birthday; provided, however, that the Maximum Quarterly Value Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each withdrawal in item (2) is the amount that reduces the Maximum Quarterly Value Death Benefit at the time of surrender in the same proportion that the amount withdrawn, including any associated surrender charges, reduces the Contract Value. If the Contract Value is lower than the Maximum Quarterly Value Death Benefit at the time of the withdrawal, the adjustment will be larger than the amount withdrawn. See Appendix A for an example of the calculation of the Maximum Quarterly Value Death Benefit.
If, as a result of poor market performance, your Contract Value does not increase, it is possible that, at the time of an Owner’s death, the Maximum Quarterly Value Death Benefit will be no greater than the Return of Purchase Payments Death Benefit. You should consult a qualified financial advisor to carefully consider this possibility and the cost of the Maximum Quarterly Value Death Benefit before you decide whether the Maximum Quarterly Value Death Benefit is right for you.
Suspension of Maximum Quarterly Value Death Benefit.   For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value. We will, however, continue to assess the death benefit fee during this period. During the one-year suspension period, we will continue to calculate the Maximum Quarterly Value Death Benefit; however, if any Owner dies during this period we will only pay the Contract Value as of the end of the Valuation Period during which we receive Due Proof of Death at our Administrative Office. If death occurs after the one-year period has ended, we will include the Contract Value on the Quarterly Anniversary occurring during the one-year suspension as well as Purchase Payments received and withdrawals made during the one-year suspension when calculating the Maximum Quarterly Value Death Benefit.
Maximum Quarterly Value Death Benefit Fee
We assess a fee for the Maximum Quarterly Value Death Benefit. If you select this death benefit, you must pay a fee based on the value of the death benefit on the day the fee is assessed. This fee is assessed on a monthly basis. (See

“CHARGES AND DEDUCTIONS, Death Benefit Fee.”) It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract. (See “TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders.”)
Important Considerations for Choosing a Death Benefit
Under the Optional Maximum Quarterly Value Death Benefit, we calculate the anniversary values used in determining the greatest Quarterly Anniversary value on each Quarterly Anniversary prior to the older Owner’s 80th birthday. As noted above, the death benefit equals the greatest of: (1) the Contract Value, (2) aggregate Purchase Payments less adjustment for withdrawals or (3) the greatest Quarterly Anniversary value.
We use a substantially similar formula to calculate the death benefit under the Maximum Anniversary Value Death Benefit. However, the anniversary values used in determining the Maximum Anniversary Value Death Benefit are calculated less frequently, on each Contract Anniversary.
By choosing the Optional Maximum Quarterly Value Death Benefit, an Owner will increase the number of times per Contract Year that the value of the death benefit payable under the Contract is calculated. As a result, the value of the death benefit may be less affected by a large short term decline in Contract Value. Owners who are concerned about short term downward volatility in their Contract Value may therefore want to consider selecting the Optional Maximum Quarterly Value Death Benefit. By calculating anniversary values quarterly, rather than annually, the Optional Maximum Quarterly Value Death Benefit uses a larger number of anniversary values to determine the greatest Quarterly Anniversary value used to determine the death benefit. This increases the potential for a higher Quarterly Anniversary value, and in turn, the potential for a higher death benefit. At the same time, it may limit the impact of a lower Contract Anniversary value and corresponding lower death benefit.
You should also consider the effect of the optional SecurePay 5 rider on your choice of death benefit options. If you purchase the SecurePay 5 rider, you may not make any additional Purchase Payments two years or more after the Rider Issue Date or on or after the Benefit Election Date, whichever comes first. This will limit your ability to increase your death benefit value by making additional Purchase Payments, particularly under the Return of Purchase Payments Death Benefit. In addition, your SecurePay 5 Withdrawals will reduce your Contract Value and any death benefit that is based on your Contract Value. Higher withdrawals will reduce the value of your death benefit more quickly.
Escheatment of Death Benefit
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the contract’s annuity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Contract beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the contract owner last resided, as shown on our books and records, or to our state of domicile. We will withhold tax and tax report on the amount that escheats to the state. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, by telephone, or other approved electronic means to our Administrative Office.
PROTECTED LIFETIME INCOME BENEFITS
If you are concerned that poor investment performance or market volatility in the Sub-Accounts may adversely impact the amount of money you can withdraw from your Contract, we offer for an additional charge two optional protected lifetime income benefit riders — the SecurePay 5 and the Protective Income Manager riders. Under these riders, we guarantee the right to make withdrawals each Contract Year for life (subject to certain conditions) — even if your Contract Value declines, or reduces to zero, due to poor market performance. Beginning May 1, 2021, the Protective Income Manager rider is no longer available for purchase.
The features and guarantees these riders provide differ. For example, the riders provide different methods in calculating the amount that may be withdrawn each year, identify different transactions that may impact this calculation or that may terminate the rider, and impose different fees. In addition, if you purchase one protected lifetime income rider, the other rider will no longer be available to you, even if the rider you purchase later terminates.

The following table summarizes information about the optional Protected Lifetime Income Benefits available under the Contract.
Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/Limitations
SecurePay 5 rider	Provides an Annual Withdrawal Amount that is guaranteed for life, even if Contract Value is reduced to zero.	2.00% (1) (if selected at Contract purchase) 2.20% (1) (under RightTime option)	See Rate Sheet Prospectus Supplement (1)
•
Benefit limits available Investment Options

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No Purchase Payments two years or more after Rider Issue Date or on or after Benefit Election Date, whichever comes first

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Excess Withdrawals may significantly reduce or eliminate value of benefit

•
Available to Contract Owners age 60 to 85.

Protective Income Manager rider	Provides an Annual Withdrawal Amount that is designed to deplete Contract Value by age 95 and then provide lifetime payments.	2.00% (2) (if selected at Contract purchase) 2.20% (2) (under RightTime option)	1.20% (2) (if selected at Contract purchase) 1.30% (2) (under RightTime option)
•
No longer available for purchase

•
Benefit limits available Investment Options

•
No Purchase Payments 120 days after Rider Issue Date

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Only the Return of Purchase Payments Death Benefit is available.

•
Excess Withdrawals may significantly reduce or eliminate value of benefit

•
Available to Contract Owners age 60 to 80.

(1)
Fee is calculated as an annualized percentage of the Benefit Base.

(2)
Fee is calculated as an annualized percentage of the greatest of: (1) Contract Value on each Monthly Anniversary Date; (2) Contract Value on the later of the Rider Issue Date or most recent Reset Date (Contract Anniversary following an Excess Withdrawal); and (3) sum of all Purchase Payments received less any Excess Withdrawals made during the 120 day period following the Rider Issue Date.

The primary distinctions between the SecurePay 5 rider and the Protective Income Manager rider are as follows:
	SecurePay 5	Protective Income Manager
Rider Objective
To make available an annual withdrawal amount that is guaranteed for life if Contract Value is reduced to zero. Withdrawals under the Contract will reduce Contract Value. However, the annual withdrawals under the SecurePay 5 rider are not designed to deplete Contract Value by any specific attained age.
This rider may be more appropriate for you if you are concerned that you might outlive your Contract Value, and you care about providing a death benefit to your heirs.

To make available an annual withdrawal amount that is designed to deplete Contract Value by age 95, and then provide lifetime payments.
This rider may be more appropriate for you if your primary objective is to receive a stream of income now, and you are less concerned about providing a death benefit to your heirs. But, see “Protective Income Manager — Selecting Your Coverage Option” if joint life coverage is desired and there is a significant age difference between you and your spouse because the rider may not be appropriate for you.

	SecurePay 5	Protective Income Manager
Investment Restrictions	In order to maintain your SecurePay 5 rider, you must allocate Purchase Payments and Contract Value in accordance with specific Allocation Guidelines and Restrictions that are designed to limit our risk under the rider. The Allocation Guidelines and Restrictions are the same for each rider, although they may differ in the future.	In order to maintain your rider, you must allocate Purchase Payments and Contract Value in accordance with specific Allocation Guidelines and Restrictions that are designed to limit our risk under the rider. The Allocation Guidelines and Restrictions are the same for each rider, although they may differ in the future.
Death Benefit
The Maximum Anniversary Value Death Benefit, the Maximum Quarterly Value Death Benefit and the Return of Purchase Payments Death Benefit are available.
The death benefit value under SecurePay 5 may remain higher than under the Protective Income Manager rider because withdrawal amounts under SecurePay 5 will likely be lower than under Protective Income Manager and therefore will reduce the death benefit more slowly

Only the Return of Purchase Payments Death Benefit is available.
Because the rider is designed to deplete Contract Value over time, higher periodic withdrawals may more quickly reduce the death benefit value than if the SecurePay 5 rider is elected.

Withdrawal Amount
Annual Withdrawal Amount is calculated as a percentage of the Benefit Base. May increase for certain medical conditions or confinement to a nursing home.
The rider is designed to provide consistent withdrawal amounts each year.

Optimal Withdrawal Amount is calculated as a percentage of the Contract Value.
The rider is designed to provide potentially higher, fluctuating withdrawal amounts each year, with the intent of depleting the Contract Value by age 95.

Purchase Payments	You cannot make Purchase Payments two years or more after the Rider Issue Date, or on or after the Benefit Election Date.	You may not make Purchase Payments more than 120 days after the Rider Issue Date.
Fee (for rider as currently offered)	Fee is calculated as a percentage of the Benefit Base; 2.00% maximum, 1.20% current (2.20% maximum, 1.30% current under RightTime).	2.00% maximum, 1.20% current (2.20% maximum, 1.30% current under RightTime option) (as a percentage of the greater of: (1) the Contract Value on the fee calculation date; or (2) the Contract Value on the later of the Contract Issue Date or the most recent Reset Date).
Eligibility	You must be at least 60 and no older than 85 to select the SecurePay 5 rider.	You must be between the ages of 60 and 80 to elect the rider.
Availability	You may purchase the SecurePay 5 rider at the time you purchase your Contract, or later, under the RightTime option, provided you satisfy the rider’s age requirements. Under Single Life Coverage, the surviving spouse may immediately purchase a new rider (if available) following the death of the Covered Person.	The Protective Income Manager rider is no longer available for purchase.

Please note that any amounts in excess of the Variable Account value that we make available through withdrawals, lifetime payments, or guaranteed values under these riders are subject to our financial strength and claims-paying ability.
THE SECUREPAY 5 RIDER
In general, the SecurePay 5 rider guarantees the right to make withdrawals (“SecurePay Withdrawals”) based upon the value of a protected lifetime income benefit base (“Benefit Base”) that will remain fixed if your Contract Value has declined due to poor market performance, provided you comply with the terms and conditions of the rider. Withdrawals from your Contract before the Benefit Election Date, and Excess Withdrawals on or after the Benefit Election Date, reduce the Benefit Base. (For more information regarding the effect of withdrawals and Excess Withdrawals on the Benefit Base, see “Calculating the Benefit Base Before the Benefit Election Date” and “Calculating the Benefit Base On or After the Benefit Election Date.”) In order to maintain your SecurePay 5 rider, you must allocate Purchase Payments and Contract Value in accordance with specific Allocation Guidelines and Restrictions that are designed to limit our risk under the rider. The SecurePay 5 rider provides for increases in your Benefit Base on your Contract Anniversary if your Contract Value has increased. SecurePay 5 also provides for potential increases in your Benefit Base of up to 5.0% each Contract Anniversary during a specified period, even if your Contract Value has not increased.
Under the SecurePay 5 rider, the Owner or Owner(s) may designate certain persons as “Covered Persons” under the Contract. See “Selecting Your Coverage Option.” These Covered Persons will be eligible to make SecurePay Withdrawals each Contract Year up to a specified amount — the Annual Withdrawal Amount (“AWA”) — during the life of the Covered Person(s). Annual aggregate withdrawals that exceed the AWA will result in a reduction of rider benefits (and may even significantly reduce or eliminate such benefits) because we will reduce the Benefit Base and corresponding AWA. SecurePay Withdrawals are guaranteed, even if the Contract Value falls to zero after the Benefit Election Date (which is the earliest date you may begin taking SecurePay Withdrawals), if you satisfy the SecurePay rider requirements.
You may purchase the SecurePay 5 rider when you purchase your Contract, or later, under the RightTime option, provided you satisfy the rider’s age requirements. See “Purchasing the Optional SecurePay 5 Rider.”
The SecurePay 5 Rider does not guarantee Contract Value or the performance of any Investment Option.
Important Considerations
•
If you purchase the SecurePay 5 rider, your options for allocating Purchase Payments and Contract Value are restricted. See “Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits”.

•
You may not make any additional Purchase Payments two years or more after the date the rider is issued (the “Rider Issue Date”), or on or after the Benefit Election Date, whichever comes first. Such restrictions on Purchase Payments after the Benefit Election Date or two years following the Rider Issue Date may limit the ability to increase the Benefit Base, and therefore the AWA, through higher Contract Values on Contract Anniversaries, as well as limit the ability for increase in Contract Value and death benefit values (particularly the Return of Purchase Payments Death Benefit). In most cases, if the Company receives a Purchase Payment two years or more after the Rider Issue Date or on or after the Benefit Election Date, the Company will return it to the address on file. If the amount of the Purchase Payment would be sufficient to purchase another variable annuity contract we offer, however, you will be given the option of purchasing a new contract.

•
Any change in a Covered Person following the Benefit Election Date (the “Benefit Period”), other than a spousal continuation under a Joint Life Coverage option, will cause the rider to terminate without any refund of SecurePay Fees. A change in a Covered Person includes changing and/or adding Owners, Beneficiaries, and Annuitants under your Contract.

•
On the Benefit Election Date, we will cancel any existing automatic withdrawal plan that you have established.

The ways to purchase the SecurePay 5 rider, conditions for continuation of the benefit, process for beginning SecurePay Withdrawals, and the manner in which your AWA is calculated are discussed below.
You should not purchase the SecurePay 5 rider if:
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you expect to take annual withdrawals on or after the Benefit Election Date in excess of the AWA (“Excess Withdrawals”) because such Excess Withdrawals may significantly reduce or eliminate the value of the benefit. See “Calculating the Benefit Base On or After the Benefit Election Date, Excess Withdrawals”; or

•
you are primarily interested in maximizing the Contract’s potential for long-term accumulation rather than building a Benefit Base that will provide guaranteed withdrawals; or

•
you do not expect to take SecurePay Withdrawals (especially before the age of 95).

Appendix D demonstrates the operation of the SecurePay 5 rider using hypothetical examples. You should review Appendix D and consult your sales representative to discuss whether SecurePay 5 suits your needs.
Purchasing the Optional SecurePay 5 Rider
You may purchase the SecurePay 5 rider when you purchase your Contract, or later, under the RightTime option, provided you satisfy the rider’s age requirements. The Owner (or older Owner) or Annuitant must be age 85 or younger and the youngest Owner and Annuitant must be age 60 or older on the Rider Issue Date. Where the Owner is a corporation, partnership, company, trust, or other “non-natural person,” eligibility is determined by the age of the Annuitant.
Important Considerations:
•
You will begin paying the SecurePay Fee as of the Rider Issue Date, even if you do not begin taking SecurePay Withdrawals for many years.

•
You may not cancel the SecurePay rider during the ten years following the Rider Issue Date.

•
We do not refund any SecurePay Fees if a rider terminates for any reason or if you choose not to take SecurePay Withdrawals after the Benefit Election Date.

•
You must comply with our Allocation Guidelines and Restrictions after the Rider Issue Date (see “Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits”) .

•
Prior to the Benefit Election Date, you may take withdrawals according to the terms of your Contract but withdrawals will proportionally reduce the Benefit Base, and ultimately the value of the SecurePay Withdrawals available to you.

•
You must submit a SecurePay Benefit Election Form to establish the Benefit Election Date and begin taking SecurePay Withdrawals. Withdrawals taken before the Benefit Election Date are not SecurePay Withdrawals.

Allocation Guidelines and Restrictions
In order to maintain your SecurePay rider, you must allocate your Purchase Payments and Contract Value in accordance with the Allocation Guidelines and Restrictions that we have established. The Allocation Guidelines and Restrictions are designed to limit our risk under the SecurePay rider. Please see “Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.”
Designating the Covered Person(s)
The Covered Person is the person upon whose life the SecurePay rider benefit is based. You may designate one Covered Person (Single Life Coverage) or two Covered Persons (Joint Life Coverage).
•
If Single Life Coverage is elected, then the Owner will be the Covered Person (if there are two Owners, then the older Owner will be the Covered Person).

•
Joint Life Coverage may be elected if there are two Owners under the Contract who are spouses or if there is one Owner and his or her spouse is the sole Primary Beneficiary under the Contract. If Joint Life Coverage is elected, then the Owner and the Owner’s spouse will be the Covered Persons.

•
Where the Owner is a corporation, partnership, company, trust, or other “non-natural person,” the Annuitant (under Single Life Coverage) or Annuitant and Annuitant’s spouse who is the sole primary beneficiary (under Joint Life Coverage) will be the Covered Person(s).

•
The Covered Person (or, if Joint Life Coverage is selected, one of the two Covered Persons) must be designated as the Annuitant under the Contract as of the Benefit Election Date.

Note: A change of Covered Persons after the Benefit Election Date will cause your SecurePay rider to terminate and any scheduled SecurePay Withdrawals to cease. If you remove a Covered Person (which may occur, for example, if you remove a spouse Beneficiary or add additional Primary Beneficiaries or change the Owner or Annuitant), or if you add a Covered Person (which may occur, for example, if you add a spouse as a sole Primary Beneficiary), then this would constitute a change of Covered Persons. If we terminate your rider due to a change in Covered Person, you may reinstate the rider subject to certain conditions. See “Reinstating Your SecurePay Rider Within 30 Days of Termination.” In addition, whether a spouse continues the Contract could affect the rights and benefits under the SecurePay rider and could have tax consequences. (See “Spousal Continuation” and “Tax Consequences — Treatment of Civil Unions, Domestic Partners, and Divorce.”)

Selecting Your Coverage Option.   If both Owners of the Contract are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, you must indicate on the SecurePay Benefit Election Form whether there will be one or two Covered Persons. Please pay careful attention to this designation, as it will impact the Maximum Withdrawal Percentage and whether the SecurePay Withdrawals will continue for the life of the surviving spouse. The various coverage options are illustrated in the following table:
	Single Life Coverage	Joint Life Coverage
Single Owner/Non-spouse Beneficiary	Covered Person is the Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date.	Not applicable.
Single Owner/Spouse Beneficiary	Covered Person is the Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date. Upon death of Covered Person following the Benefit Election Date, the surviving spouse may purchase a new SecurePay 5 rider if he or she continues the Contract under the spousal continuation provisions and certain conditions are met. See, “Continuation of the Contract by a Surviving Spouse.”	Both are Covered Persons. SecurePay rider expires upon death of last surviving Covered Person following the Benefit Election Date.
Joint Owner/Non-spouse 2nd Owner	Covered Person is older Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date.	Not applicable.
Joint Owner/ Spouse 2ndOwner	Covered Person is older Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date. Upon death of older Owner, the surviving spouse may purchase a new SecurePay 5 rider if he or she continues the Contract under the spousal continuation provisions and certain conditions are met. See, “Continuation of the Contract by a Surviving Spouse.”	Both are Covered Persons. SecurePay rider expires upon death of last surviving Covered Person following the Benefit Election Date.
Changing Beneficiaries — Single Owner with Joint Life Coverage.   After selecting Joint Life Coverage, a single Owner may decide to remove a spouse Beneficiary or add additional Primary Beneficiaries. This would constitute a change of Covered Persons after the Benefit Election Date, and upon notification of the change, we will terminate the SecurePay rider. If we terminate your rider due to a change in Covered Person, you may reinstate the rider subject to certain conditions. See “Reinstating Your SecurePay 5 Rider Within 30 Days of Termination.” In addition, whether a spouse continues the Contract could affect the rights and benefits under the SecurePay rider and could have tax consequences. (See “Spousal Continuation” and “Tax Consequences — Treatment of Civil Unions, Domestic Partners, and Divorce.”)
Beginning Your SecurePay Withdrawals
You must submit a completed SecurePay Benefit Election Form to our Administrative Office to establish the Benefit Election Date and begin taking SecurePay Withdrawals under the rider.
•
Even though your SecurePay 5 rider is in effect as of the Rider Issue Date and we begin the SecurePay Fee deductions on that date, any withdrawals made before we receive your SecurePay Benefit Election Form will not qualify as SecurePay Withdrawals.

You should carefully consider when to establish the Benefit Election Date and begin taking SecurePay Withdrawals.
•
All Contract withdrawals taken on or after the Benefit Election Date are considered either SecurePay Withdrawals or Excess Withdrawals and are subject to the Annual Withdrawal Amount.

•
You may not make additional Purchase Payments two years or more after the Rider Issue Date, or on or after the Benefit Election Date, whichever comes first. In most cases, if the Company receives a Purchase Payment on or after the Benefit Election Date, the Company will return it to the address on file. If the amount of the Purchase Payment would be sufficient to purchase another variable annuity contract we offer, however, you will be given the option of purchasing a new contract.

•
We do not calculate the “roll-up” feature of the SecurePay 5 rider — the SecurePay Rollup Value — on or after the Benefit Election Date. See “Calculating the Benefit Base Before the Benefit Election Date” and “Calculating the Benefit Base On or After the Benefit Election Date.”

•
You may limit the value of the benefit if you begin taking SecurePay Withdrawals too soon. For example, SecurePay Withdrawals reduce your Contract Value (but not the Benefit Base) and may limit the potential for increasing the Benefit Base through higher Contract Values on Contract Anniversaries. Also, if your Benefit Election Date is within the two years of the Rider Issue Date, you will shorten the period of time during which you could increase your Benefit Base because you may not make additional Purchase Payments on or after the Benefit Election Date.

•
Conversely, if you delay establishing the Benefit Election Date, you may shorten the Benefit Period due to life expectancy, thereby limiting the time during which you may take SecurePay Withdrawals, so you may be paying for a benefit you are not using.

Please consult your sales representative regarding the appropriate time for you to establish the Benefit Election Date and begin taking SecurePay Withdrawals.
Important Considerations
•
All withdrawals, including SecurePay Withdrawals, reduce your Contract Value and death benefit. Surrender charges and federal and state income taxes may apply, as well as a 10% federal additional tax if a withdrawal occurs before the Owner reaches age 59½. See “CHARGES AND DEDUCTIONS, Surrender Charge” and “TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders.”

•
All withdrawals, including SecurePay Withdrawals, count towards the free withdrawal amount under the Contract. However, we do not assess the surrender charge on SecurePay Withdrawals, even when surrender charges would apply if the withdrawal was not a SecurePay Withdrawal. We do impose a surrender charge on Excess Withdrawals and Excess Withdrawals are subject to the minimum Contract Value limitation. See “CHARGES AND DEDUCTIONS, Surrender Charge,” “Surrenders and Withdrawals, Withdrawals,” and “Taxation of Withdrawals and Surrenders.”

The SecurePay rider is designed for you to take SecurePay Withdrawals each Contract Year. SecurePay Withdrawals are aggregate withdrawals during any Contract Year on or after the Benefit Election Date that do not exceed the Annual Withdrawal Amount. Aggregate withdrawals during any Contract Year on or after the Benefit Election Date that exceed the Annual Withdrawal Amount are “Excess Withdrawals.” You should not purchase the SecurePay 5 rider if you intend to take Excess Withdrawals.
•
Excess Withdrawals could reduce your Benefit Base by substantially more than the actual amount of the withdrawal (described below).

•
Excess Withdrawals may result in a significantly lower AWA in the future.

•
Excess Withdrawals may significantly reduce or eliminate the value of the SecurePay benefit.

If you would like to make an Excess Withdrawal and are uncertain how an Excess Withdrawal will reduce your future guaranteed withdrawal amounts, then you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of the Excess Withdrawal.
Rate Sheet Prospectus Supplement Information
The Rate Sheet Prospectus Supplement contains the Maximum Withdrawal Percentage(s), the applicable roll-up percentage, and the current fee for the SecurePay 5 rider applicable to Contracts applied for while that Rate Sheet Prospectus Supplement remains in effect (the “Effective Period”). The Effective Period is described in each Rate Sheet Prospectus Supplement. See “Maximum Withdrawal Percentage”.

In order for us to use the percentages and fees in any particular Rate Sheet Prospectus Supplement, your necessary application information must be signed during it’s Effective Period. We must receive your necessary application information and payment of at least the minimum initial Purchase Payment ($5,000) within ten calendar days of the end of the Effective Period. If you plan to pay the initial Purchase Payment by exchanging another annuity contract that you own, we must receive your necessary application information within ten calendar days of the end of the Effective Period and the exchanged amount within 90 calendar days of the end of the Effective Period. If those conditions (the “Rate Sheet Eligibility Conditions”) are met, or if the then current Rate Sheet Prospectus Supplement percentages and fees are identical to those set forth in the Rate Sheet Prospectus Supplement attached to your prospectus, we will follow our established procedures for issuing the Contract. See “Issuance of a Contract.”
If any of these conditions are not met, we will consider your application not to be in Good Order. In that case, we will inform your financial adviser and request instructions as whether to apply the initial Purchase Payment and issue the Contract with the percentages and fees in effect under the current Rate Sheet Prospectus Supplement or cancel the application and return your Purchase Payment. If your financial adviser instructs us to issue the Contract, we will provide you with the Rate Sheet Prospectus Supplement that applies to your Contract and an amendment to your application upon delivery of the Contract. If we are unable to contact your financial adviser within five business days after we determine the application is not in Good Order, we will return your Purchase Payment. You, or your financial adviser may also instruct us to issue the Contract without the SecurePay 5 rider. Once we receive both the necessary application information and at least the minimum initial Purchase Payment, we will follow our established procedures for issuing the Contract.
If any of the Rate Sheet Eligibility Conditions are not met because of reasons reasonably beyond your control, Protective Life may, in its sole discretion, modify, terminate, suspend or waive the Rate Sheet Eligibility Conditions on such terms and conditions as it deems advisable (each a “Rate Sheet Eligibility Condition Change”). Any such Rate Sheet Eligibility Condition Change shall be effected by the Company on a basis that is not unfairly discriminatory.
Percentages and fees reflected in a Rate Sheet Prospectus Supplement with an Effective Period that does not include the date you signed your application will not apply to your Contract. You should not purchase the SecurePay 5 rider without first obtaining the applicable Rate Sheet Prospectus Supplement. Please contact us at 1-800-456-6330 to obtain the current Rate Sheet Prospectus Supplement. The current Rate Sheet Prospectus Supplement is also available online at https://protective.onlineprospectus.net/protective/ProtectiveVariableAnnuityNYIIBSeries/index.html and www.sec.gov under File Number 333-201920. No new Rate Sheet Prospectus Supplement that supersedes a prior Rate Sheet Prospectus Supplement will become effective unless written notice of effectiveness of the new Rate Sheet Prospectus Supplement is given at least 10 business days in advance. The relevant information from all superseded Rate Sheet Prospectus Supplements can be found in Appendix H to the Prospectus.
Determining the Amount of Your SecurePay Withdrawals
The AWA is the maximum amount of SecurePay Withdrawals permitted each Contract Year. We determine your initial AWA as of the end of the Valuation Period during which we receive your completed SecurePay Benefit Election form at our Administrative Office in “good order” by multiplying your Benefit Base on that date by the “Maximum Withdrawal Percentage” applicable to your Contract and determined according to the Rate Sheet Prospectus Supplement effective when you purchase the SecurePay 5 rider. The Benefit Election form will be deemed in “good order” if it is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office.
Maximum Withdrawal Percentage
The current Maximum Withdrawal Percentage is set forth in the Rate Sheet Prospectus Supplement attached to your prospectus. See “Rate Sheet Prospectus Supplement Information.”
Under certain circumstances, we may increase your AWA. See “SecurePay ME®: Increased AWA for Certain Medical Conditions” and “Required Minimum Distributions.” In no event will the AWA increase once the Contract Value is reduced to zero and an Annuity Date is established. (See “Reduction of Contract Value to Zero.”)
Calculating the Benefit Base Before the Benefit Election Date
The Benefit Base is used to calculate the AWA and determine the SecurePay Fee. As the Benefit Base increases, both the AWA and the amount of the SecurePay Fee increase. Your Benefit Base can never be more than $5 million.
Note: The Benefit Base is only used to calculate the AWA and the SecurePay Fee; it is not a cash value, surrender value, or death benefit, it is not available to Owners, it is not a minimum return for any Sub-Account, and it is not a guarantee of any Contract Value.
Under the SecurePay rider, your initial Benefit Base is equal to your initial Purchase Payment.

Thereafter, we increase the Benefit Base dollar-for-dollar for each Purchase Payment made within 2 years of the Rider Issue Date. We reduce the Benefit Base for each withdrawal from the Contract prior to the Benefit Period in the same proportion that each withdrawal reduces the Contract Value as of the date we process the withdrawal request.
Example: Assume your Benefit Base is $100,000, but because of poor Sub-Account performance your Contract Value has fallen to $90,000. If you make a $9,000 withdrawal, thereby reducing your Contract Value by 10% to $81,000, we would reduce your Benefit Base also by 10%, or $10,000, to $90,000.
On each Contract Anniversary following the Rider Issue Date, we also will increase the Benefit Base to equal the “SecurePay Anniversary Value” if that value is higher than the Benefit Base. On each Contract Anniversary, the “SecurePay Anniversary Value” is equal to your Contract Value on that Contract Anniversary. If we receive a withdrawal request on a Contract Anniversary, we will deduct the withdrawal from Contract Value before calculating the SecurePay Anniversary Value.
The SecurePay 5 “Roll-up”.
The SecurePay 5 rider is also designed to provide for potential increases in your Benefit Base (the “roll-up percentage”) each Contract Anniversary during a specified period (“Roll-up Period”), even if your Contract Value has not increased. The roll-up percentage applicable to your Contract is identified in the Rate Sheet Prospectus Supplement in effect when you purchase your Contract.
Your Contract Value must be at least 50% (i.e., half) of your Benefit Base to be eligible for an increase in Benefit Base equal to the “roll-up” amount (described below) on any Contract Anniversary during the Roll-up Period.
This means that when calculating the Benefit Base before the Benefit Election Date, we will recalculate your Benefit Base on each Contract Anniversary during the Roll-up Period to equal the greatest of:
1.
the Benefit Base on that Contract Anniversary;

2.
the SecurePay Anniversary Value on that Contract Anniversary; or

3.
the SecurePay Roll-up Value, which is equal to:

a.
the most recently calculated Benefit Base prior to that Contract Anniversary; plus

b.
the “roll-up” amount, which is equal to:

i.
if your Contract Value on that Contract Anniversary is at least 50% (i.e., half) of the most recently calculated Benefit Base prior to that Contract Anniversary, and the applicable roll-up percentage is 5.0%, then the roll-up amount is equal to 5.0% of the Benefit Base on the previous Contract Anniversary, reduced proportionately for withdrawals made since that anniversary. This means that we will reduce the “roll-up” amount for each withdrawal made since the previous Contract Anniversary in the same proportion that each withdrawal reduced the Contract Value as of the date we processed the withdrawal request.

We will also include Purchase Payments made within the first 120 days following the Contract Issue Date when calculating the roll-up amount on the first Contract Anniversary. For example, if your initial Purchase Payment on the Contract Issue Date is $50,000 and we receive an additional $100,000 Purchase Payment 90 days later, then assuming you do not take any withdrawals during the first Contract Year, the roll-up amount on the first Contract Anniversary will be $7,500 (($50,000 + $100,000) x 5.0%).
ii.
if your Contract Value on that Contract Anniversary is less than 50% (i.e., half) of the most recently calculated Benefit Base prior to that Contract Anniversary, then the roll-up amount is equal to $0.

We will only recalculate your Benefit Base on each Contract Anniversary during the Roll-up Period if your Contract Value is at least 50% (i.e., half) of your Benefit Base as of that Contract Anniversary. For example, if on a Contract Anniversary your Contract Value is $65,000 and the most recently calculated Benefit Base prior to that anniversary is $150,000, you will not be eligible for an increase on that anniversary equal to the “roll-up” amount because your Contract Value ($65,000) is less than 50% of your Benefit Base ($150,000 x 0.5 = $75,000).
Note: If the SecurePay Anniversary Value is consistently higher than the SecurePay Roll-up Value (because your Contract Value is generally increasing by more than the applicable roll-up percentage each Contract

Year), the SecurePay Roll-up Value may never be used to increase your Benefit Base. See the Rate Sheet Prospectus Supplement in effect when you purchased your Contract for the roll-up percentage applicable to your contract.
When we calculate the SecurePay Roll-up Value on the first Contract Anniversary following the Rider Issue Date, we will apply the applicable roll-up percentage to the Benefit Base on the Rider Issue Date to determine the “roll-up” amount, and then reduce the “roll-up” amount proportionately for withdrawals made since the Rider Issue Date. We will then add the reduced “roll-up” amount to the most recently calculated Benefit Base prior to the first Contract Anniversary to determine the SecurePay Roll-up Value. The Benefit Base can never be greater than $5 million.
Example: Assume on the Rider Issue Date your Benefit Base is $100,000 and the applicable roll-up percentage is 5.0%. Three months later, assume your Contract Value is $103,000 and you take a withdrawal of  $10,300, reducing your current Contract Value to $92,700, which results in a decrease of 10% (($103,000 – $92,700)/$103,000). Because of the withdrawal, we will reduce your Benefit Base by 10% as well, to $90,000. Also assume that one month later your Contract Value increased from $92,700 to $94,000 due to favorable market performance and you do not make any additional Purchase Payments or withdrawals.
On the first Contract Anniversary, we will determine the SecurePay Roll-up Value by adding the most recently calculated Benefit Base ($90,000) to 5.0% of the Benefit Base on the previous Contract Anniversary (the Rider Issue Date), increased by any Purchase Payments made within 120 days of the Contract Issue Date and reduced proportionately for withdrawals made since that anniversary. The Benefit Base on the Rider Issue Date was $100,000, and 5.0% of  $100,000 = $5,000. However, because a withdrawal was made during the year, we will reduce this “roll-up” amount in the same proportion that the withdrawal reduced the Contract Value, which was 10%. Because 10% of the “roll-up” amount is $500, the reduced “roll-up” amount is $4,500 ($5,000 – $500). We then calculate the SecurePay Roll-up Value by adding the “roll-up” amount of  $4,500 to $90,000 (the most recently calculated Benefit Base), and determine that the SecurePay Roll-up Value is $94,500.
We will then recalculate your Benefit Base on the first Contract Anniversary to equal the greatest of:
1.
the Benefit Base on that Contract Anniversary ($90,000);

2.
the SecurePay Anniversary Value on that Contract Anniversary ($94,000); or

3.
the SecurePay Roll-up Value ($94,500)

We will set your Benefit Base equal to $94,500 because the SecurePay Roll-up Value is greater than the Benefit Base on that Contract Anniversary and the SecurePay Anniversary Value on that Contract Anniversary.
Note: Withdrawals could reduce your SecurePay Roll-up Value by substantially more than the actual amount of the withdrawal. For example, assume your Benefit Base at the beginning of the Contract Year is $100,000 and the applicable roll-up percentage is 5.0%. Assuming that you do not make any additional Purchase Payments or withdrawals and assuming your Contract Value remains at 50% or more of your Benefit Base, the SecurePay Roll-up Value on the next Contract Anniversary would be $105,000 ($100,000 + $5,000 (the 5.0% “roll-up” amount)).
Assume instead, however, that during the Contract Year you make a withdrawal of  $45,000 and your Contract Value at that time is $90,000 (i.e., the withdrawal is 50% of your Contract Value). Both the Benefit Base and the “roll-up” amount are also reduced by 50%, to $50,000 and $2,500, respectively. This would result in a SecurePay Roll-up Value of  $52,500 on the next Contract Anniversary ($50,000 + $2,500), rather than $105,000. Thus, the $45,000 withdrawal would reduce the SecurePay Roll-up Value by more than $45,000 — it would reduce it by $52,500 ($105,000 – $52,500).
The Roll-up Period begins on the Rider Issue Date and generally lasts for ten Contract Anniversaries. The Roll-up Period will end on the next Valuation Date following the 10th Contract Anniversary on which we increase your Benefit Base to equal either the SecurePay Anniversary Value or the SecurePay Roll-up Value. This means that when determining the ten Contract Anniversaries that make up your Roll-up Period, we will not count Contract Anniversaries on which your Benefit Base does not increase.
However, your Roll-up Period will end sooner — on either the Benefit Election Date or the date the SecurePay 5 rider terminates (see “Terminating the SecurePay 5 Rider”) — if either of these dates occur while your Roll-up Period is in effect. If the Roll-up Period ends, the SecurePay 5 rider may not terminate. We will continue to assess the SecurePay Fee for the SecurePay 5 rider until the SecurePay 5 rider terminates. Also, we will only include the SecurePay Roll-up Value when calculating your Benefit Base while the Roll-up Period is in effect.
Note: This means that if the Roll-up Period ends because you have established the Benefit Election Date, we will still continue to assess the SecurePay Fee until termination of the SecurePay 5 rider. We also will assess the SecurePay Fee during times when the Roll-up Period has expired.

Note: Once you establish your Benefit Election Date, we no longer calculate the SecurePay Roll-up Value. See “Calculating the Benefit Base On or After the Benefit Election Date.” Therefore, once you reach your Benefit Election Date you will no longer receive any additional value from the “Roll-up” feature of the SecurePay 5 rider. On the other hand, delaying the Benefit Election Date may limit the time during which you may take SecurePay Withdrawals, due to life expectancy. See “Beginning Your SecurePay Withdrawals”. You should carefully weigh the advantages of the SecurePay Roll-up Value with the disadvantages of delaying taking SecurePay Withdrawals.
Calculating the Benefit Base On or After the Benefit Election Date
We continue calculating the Benefit Base after the Benefit Election Date in the same manner as we did prior to the Benefit Election Date, except withdrawals are treated differently. The effect of a withdrawal on the Benefit Base depends on whether the withdrawal is a SecurePay Withdrawal or an Excess Withdrawal. An Excess Withdrawal is any withdrawal after the Benefit Election Date which, when aggregated with all prior withdrawals during that Contract Year, exceeds the Contract Year’s Annual Withdrawal Amount.
We will not calculate the SecurePay Roll-up Value on or after the Benefit Election Date.
SecurePay Withdrawals
SecurePay Withdrawals do not reduce the Benefit Base. Therefore, if all your withdrawals during the Benefit Period are SecurePay Withdrawals, your Annual Withdrawal Amount will never decrease and you may continue to withdraw at least that amount for the lifetime of the Covered Person (or the last surviving Covered Person, if you selected Joint Life Coverage).
If your Benefit Base increases on a Contract Anniversary because the SecurePay Anniversary Value exceeds the Benefit Base on that date, your Annual Withdrawal Amount and therefore SecurePay Withdrawals available to you in subsequent Contract Years will also increase.
Important Consideration
•
SecurePay Withdrawals are not cumulative. If you choose to receive only a part of, or none of, your AWA in any given Contract Year, you should understand that you cannot carry over any unused SecurePay Withdrawals to any future Contract Years.

For example, assume your Maximum Withdrawal Percentage is 5.0% and your Benefit Base is $100,000, which means your AWA is $5,000 ($100,000 x .05). If you withdraw only $4,000 during the Contract Year, the AWA will not increase the next Contract Year by the $1,000 you did not withdraw.
We do not impose a surrender charge on any SecurePay Withdrawals.
Excess Withdrawals
During the Benefit Period any portion of a withdrawal that, when aggregated with all prior withdrawals during that Contract Year, exceeds the Annual Withdrawal Amount constitutes an Excess Withdrawal. Therefore, a withdrawal during the Benefit Period that causes the aggregate withdrawals for that Contract Year to exceed the Annual Withdrawal Amount may include amounts that qualify as a SecurePay Withdrawal as well as amounts that are Excess Withdrawals.
An Excess Withdrawal will reduce the Benefit Base. The effect of the Excess Withdrawal on the Benefit Base depends, in part, on the relationship of the Benefit Base to the Contract Value at that time.
a.
If, at the time of the Excess Withdrawal, your Contract Value minus the non-excess portion of the withdrawal (the portion of the withdrawal that qualifies as a SecurePay Withdrawal) is greater than the Benefit Base, we will reduce the Benefit Base by the amount of the Excess Withdrawal plus any applicable surrender charge.

b.
If, at the time of Excess Withdrawal, your Contract Value minus the non-excess portion of the withdrawal (the portion of the withdrawal that qualifies as a SecurePay Withdrawal) is less than or equal to the Benefit Base, we will reduce the Benefit Base in the same proportion that the Excess Withdrawal, plus any applicable surrender charge, bears to the Contract Value minus the SecurePay Withdrawal.

For example, suppose your Benefit Base is $100,000, your Maximum Withdrawal Percentage is 5.0% (i.e., your AWA is $5,000), your Contract Value is $110,000, and no surrender charges apply. If you have already taken $3,000 of SecurePay Withdrawals in the Contract Year and then request another $3,000 withdrawal you will exceed your AWA by $1,000, and we will consider $2,000 of that withdrawal to be a SecurePay Withdrawal and $1,000 to be an Excess Withdrawal. In this case, rule (a) above applies because the Contract Value less the SecurePay Withdrawal ($110,000 –

$2,000 = $108,000) is greater than your Benefit Base ($100,000). We will therefore reduce your Benefit Base by the Excess Withdrawal and your new Benefit Base will be $99,000 ($100,000 – $1,000).
However, if in the example above your Contract Value is $70,000 then rule (b) applies. In this case, we determine the reduction in your Benefit Base first by determining the proportion that the Excess Withdrawal bears to the Contract Value less SecurePay Withdrawal. We calculate this by dividing the $1,000 Excess Withdrawal by the Contract Value less the $2,000 SecurePay Withdrawal ($1,000 ÷ ($70,000 – $2,000) = 1.4706%). We will then apply this same percentage to reduce your Benefit Base. Thus your new Benefit Base will be equal to $98,529 ($100,000 – ($100,000 * 0.014706)).
The examples above do not include the effect of any surrender charges that may be applicable.
We will recalculate the Annual Withdrawal Amount on the next Contract Anniversary by multiplying the Benefit Base on that date by the Maximum Withdrawal Percentage. We also will apply a surrender charge to the Excess Withdrawal, if a surrender charge would otherwise be applicable.
Reduction of Contract Value to Zero
If the Contract Value is reduced to zero due to the deduction of fees or a SecurePay Withdrawal, the Contract will terminate and we will settle the benefit under your SecurePay rider as follows:
•
We will pay the remaining AWA not yet withdrawn in the current Contract Year, if any, in a lump sum;

•
We will establish an Annuity Date that is the Contract Anniversary following the date of the transaction that reduced the Contract Value to zero; and

•
On the Annuity Date we will pay a monthly payment equal to the AWA divided by 12 until the death of the Owner, or if the rider covers two spouses, the death of the second spouse. Please note that we may accept different payment intervals.

If you request a surrender and your Contract Value at the time of the request is less than your remaining AWA for that Contract Year, we will pay you a lump sum equal to such remaining AWA.
If your Contract Value reduces to zero due to an Excess Withdrawal, we will terminate your Contract and the SecurePay rider. You will not be entitled to receive any further benefits under the SecurePay rider.
As with any distribution from the Contract, there may be tax consequences. In this regard, we intend to treat any amounts that you receive before the Annuity Date is established as described above and that are in the form of SecurePay Withdrawals as withdrawals. We intend to treat any amounts that you receive after the Annuity Date is established as described above and that are a settlement of the benefit under your SecurePay rider as annuity payments for tax purposes. See “TAXATION OF ANNUITIES IN GENERAL.”
Benefit Available on Maximum Annuity Date (oldest Owner’s or Annuitant’s 95th birthday)
You must annuitize the Contract no later than the oldest Owner’s or Annuitant’s 95th birthday (“Maximum Annuity Date”). The SecurePay 5 rider will terminate on the Annuity Date, whether or not you have begun your SecurePay Withdrawals.
If your SecurePay rider is in effect on the Maximum Annuity Date, in addition to the other Annuity Options available to you under your Contract, one of your Annuity Options will be to receive monthly annuity payments equal to the AWA divided by 12 for the life of the Covered Person (or the last surviving Covered Person if Joint Life Coverage was selected). If you do not select an Annuity Option, your monthly annuity payments will be the greater of  (i) the AWA divided by 12 or (ii) payments based upon the Contract Value for the life of the Annuitant with a 10-year Certain Period. We must receive written notification of your election of such annuity payments at least three days but no earlier than 90 days before the Maximum Annuity Date. For more information regarding Annuity Options, including Certain Period options, see “ANNUITY PAYMENTS, Annuity Options.”
SecurePay Fee
We deduct a fee for the SecurePay 5 rider that compensates us for the costs and risks we assume in providing this benefit. This SecurePay Fee is a percentage of the Benefit Base. We deduct this fee from your Contract Value on the Valuation Date that occurs after each Valuation Period containing a Monthly Anniversary Date. The SecurePay Fee is deducted from the Sub-Accounts of the Variable Account only; it is not deducted from the assets in the DCA Account. The monthly fee is deducted from the Sub-Accounts in the same proportion that the value of each Sub-Account bears to the total Contract Value in the Variable Account on that date. Accordingly, you must have transferred some assets from your DCA Account to Sub-Accounts in accordance with our Allocation Guidelines and Restrictions before the fee is charged. The monthly fee is deducted from a Sub-Account in the same proportion that the Sub-Account value bears to the total Contract Value in the Variable Account on that date.
See the Rate Sheet Prospectus Supplement attached to the Prospectus for the current SecurePay 5 Fee. We may increase the SecurePay Fee. However, we will not increase the SecurePay Fee above a maximum 2.00% (2.20% under RightTime) of the Benefit Base.
We reserve the right to increase the SecurePay fee up to the maximum stated above if, in our sole discretion, the increase is necessary or appropriate to cover the costs Protective Life incurs to mitigate the risks associated with offering the rider. If we increase the SecurePay Fee, we will give you at least 30 days’ written notice prior to the increase which notice will identify the date the increase in the SecurePay Fee will take place and provide instructions on how to accept or decline the increase. You may elect not to pay the increase in your SecurePay Fee. If you elect not to pay the increased SecurePay Fee, your SecurePay rider will not terminate, but your Benefit Base will be capped at its then current value and you will give up the opportunity for any future increases in the Benefit Base if your Contract Value exceeds your Benefit Base on subsequent Contract Anniversaries. You will continue to be assessed your current SecurePay Fee. We also will no longer calculate the SecurePay Roll-up Value when determining your Benefit Base if you elect not to pay the increase in your SecurePay Fee. You will continue to be assessed your current SecurePay Fee, even though you will no longer be entitled to additional SecurePay Roll-up Values. See “SecurePay 5 Rider.”
Terminating the SecurePay Rider
The SecurePay 5 rider will terminate upon the earliest of:
•
the Valuation Date you terminate your SecurePay rider (permitted after the rider has been in effect for at least ten years);

•
the Valuation Date the Contract is surrendered or terminated;

•
the Valuation Date your Contract Value reduces to zero due to an Excess Withdrawal;

•
the Valuation Date your Contract Value reduces to zero due to poor Sub-Account performance, the deduction of fees, and/or a SecurePay Withdrawal (subject to our obligation to make monthly payments to you, as set forth above under “Reduction of Contract Value to Zero”);

•
the Valuation Date on or after the Benefit Election Date we receive instructions from you that results in a change in Covered Person(s);

•
for a SecurePay 5 rider with one Covered Person, the date of the Covered Person’s death before the Annuity Date (even if the surviving spouse of the deceased Covered Person elects to continue the Contract);

•
for a SecurePay 5 rider with two Covered Persons, the date of death of the last surviving Covered Person before the Annuity Date;

•
the Maximum Annuity Date (being the Owner’s choice of the options outlined under “Benefit Available on Maximum Annuity Date (Oldest Owner’s or Annuitant’s 95th Birthday)”); or

•
the Valuation Date we receive instructions that are not in compliance with our Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.

Deduction of the monthly fee for the SecurePay 5 rider ceases upon termination. We will not refund the SecurePay fees you have paid if your SecurePay rider terminates for any reason. If your SecurePay 5 rider terminates, you may not reinstate it or purchase a new rider except as described below under “Spousal Continuation” and “Reinstating Your SecurePay Rider Within 30 Days of Termination.”
Spousal Continuation
Upon the death of the Owner before the Benefit Election Date, if the surviving spouse elects to continue the Contract and become the new Owner, the surviving spouse may also continue the SecurePay rider, provided the surviving spouse meets the rider’s issue age requirements as of the Rider Issue Date or as of any date prior to the date we receive the written request to continue the Contract. On the next Contract Anniversary, the Benefit Base will be the greater of  (1) the Contract Value (which will reflect the Death Benefit), or (2) the current Benefit Base.
If the SecurePay Benefit Election Form indicates Single Life Coverage and the SecurePay rider terminates due to the death of the Covered Person following the Benefit Election Date and the surviving spouse elects to continue the Contract and become the new Sole Owner, then the surviving spouse may purchase a new SecurePay 5 rider before the

Annuity Date if we are offering the rider at that time. If all the conditions to purchase a new SecurePay 5 rider have been met, we will issue the rider upon our receipt of the surviving spouse’s written request. The new rider will be subject to the terms and conditions of the SecurePay 5 rider in effect at the time it is issued. This means:
•
The initial Benefit Base will be equal to the Contract Value as of the new Rider Issue Date.

•
We will impose the current SecurePay Fee in effect on the new Rider Issue Date.

The surviving spouse may not purchase a new SecurePay 5 rider if he or she does not meet the rider’s issue age requirements as of the Rider Issue Date or the date we receive the written request to continue the Contract. Only the surviving spouse is eligible to be a Covered Person under the new rider, and the rider will terminate upon the death of that Covered Person. Please note that the SecurePay 5 rider may not be available in all states and that we may limit the availability of the SecurePay 5 rider at any time.
If the SecurePay Benefit Election Form indicates Joint Life Coverage and a Covered Person dies following the Benefit Election Date, and if the surviving spouse elects to continue the Contract and the SecurePay rider, the Annual Withdrawal Amount remains the same until the next Contract Anniversary. On the next Contract Anniversary, the Benefit Base will be the greater of the Contract Value (which will reflect the addition of the Death Benefit) or the current Benefit Base and we will recalculate the Annual Withdrawal Amount, if necessary, using the Maximum Withdrawal Percentage associated with Joint Life Coverage.
Reinstating Your SecurePay Rider Within 30 Days of Termination
If your SecurePay rider terminated due to a Prohibited Allocation instruction (see “ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS”) or due to a change in Covered Person after the Benefit Election Date (see “Designating the Covered Person(s)”), and you made no additional Purchase Payment after the termination, you may request that we reinstate the rider.
If termination occurred due to a Prohibited Allocation instruction, your written reinstatement request must correct the previous Prohibited Allocation instruction by either directing us to allocate your Contract Value in accordance with the rider’s Allocation Guidelines and Restrictions and/or resume portfolio rebalancing. If termination occurred due to a change in Covered Person after the Benefit Election Date, your written reinstatement request must correct the change in Covered Person by directing us to designate under the reinstated rider the original Covered Person(s) that had been selected on the Benefit Election Date.
We must receive your written reinstatement request within 30 days of the date the rider terminated. The reinstated rider will have the same terms and conditions, including the same SecurePay Rider Issue Date, Benefit Base, AWA, SecurePay Fee and Maximum Withdrawal Percentage as it had prior to termination.
Tax Consequences
Treatment of Civil Unions, Domestic Partners, and Divorce.   If state law affords legal recognition to domestic partnerships or civil unions, the Rider will treat individuals who are in a bona fide civil union or domestic partnership as married and spouses for purposes of the Rider. However, as described above in “Death Benefit — Continuation of the Contract by a Surviving Spouse,” for federal tax law purposes such individuals are not treated as “spouses.” Likewise, if the Covered Persons are no longer married as of the date of death, such individuals are no longer treated as spouses for federal tax law purposes. As a result, if a beneficiary of a deceased owner and the owner were parties to a civil union or domestic partnership, or if the beneficiary and the deceased owner were no longer married as of the date of death, the beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the Contract. In some circumstances, these required distributions could substantially reduce or eliminate the SecurePay rider benefit while the surviving Beneficiary is still alive.
In addition, the rider allows the surviving spouse of a deceased owner who continues the Contract and becomes the new owner to either continue the SecurePay rider or purchase a new rider (depending on the date of death and whether the rider provides single or joint life coverage). This right is only available to an individual who was the spouse of the deceased owner within the meaning of federal tax law because only such a spouse is eligible to continue the Contract under federal tax law.
An individual who is a party to a civil union or a domestic partnership should not purchase the SecurePay rider before consulting legal and financial advisors and carefully evaluating whether the SecurePay rider is suitable for his or her needs.

Other Tax Matters.   For a discussion of other tax consequences specific to the SecurePay rider, please see “TAXATION OF ANNUITIES IN GENERAL, Tax Consequences of Protected Lifetime Income Benefits” and “QUALIFIED RETIREMENT PLANS, Protected Lifetime Income Benefits.”
SecurePay ME: Increased AWA for Certain Medical Conditions
If you have certain medical conditions, and you have held your Contract for two years or more, you may qualify for an increase in your AWA at the time you establish your Benefit Election Date. You may not apply for an increased AWA after the Benefit Election Date.
Note: The two-year waiting period for the SecurePay ME benefit begins on the Contract’s Issue Date (not necessarily when you select the SecurePay 5 rider). A new waiting period begins if ownership of the Contract changes.
At present, the maximum age at which you may apply for a medical evaluation of your benefit under the SecurePay 5 rider and request the SecurePay ME benefit is age 75. We reserve the right to change this maximum age so that in the future the maximum age for medical evaluation may increase or decrease, if, in our sole discretion, such change is necessary or appropriate to mitigate the risks and costs Protective Life assumes in offering the benefit. We determine the maximum age based on a variety of factors including current life expectancies, developments in medical treatment and technology, and the costs to us of providing the SecurePay ME benefit, as well as the costs of the various death benefits we make available under the Contract.
After receiving your application for the SecurePay ME benefit, we will determine, in our sole discretion, whether a medical condition will qualify for an increased benefit under the SecurePay ME benefit and, if so, the amount of the increase. In general, in order to qualify for an increased AWA, the medical condition must be one which significantly reduces life expectancy. Our evaluation of life expectancy will be based on a review of the medical records made available to us and our assessment of the specific characteristics and severity of an impairment or impairments, including, but not limited to, our judgment as to your individual medical condition and the likelihood of improved medical treatment for that condition. Based upon this evaluation, we will assign a life expectancy or “table” rating in accordance with the guidance provided in standard industry underwriting manuals and written company guidelines specific to assessing longevity in the context of annuity payments, rather than life insurance underwriting. The table rating will correspond to an estimated decrease in life expectancy compared to other persons of the same age and gender without significant medical impairments. Because of their complexity or severity, or both, certain impairments or combinations of impairments will require the expertise and knowledge of our Medical Director, who will assist us in determining the appropriate life expectancy table rating. As part of this process, the Medical Director will review the medical records in light of our underwriting manual/guidelines and pertinent medical literature.
After a table rating has been assigned, it will be used to determine whether, and the extent to which, we will increase the AWA. Table ratings currently range from 1 to 16. The higher the table rating, the greater the estimated decrease in longevity. In order to qualify for an increased AWA, the estimated decrease in longevity currently must be greater than or equal to 25%. The table rating required to hit this threshold will vary depending on your age and sex. We also will take into account our experience and expectations regarding the mortality of the entire pool of Covered Persons under all SecurePay riders, as well as the investment performance of the required allocations under our Allocation Guidelines and Restrictions and our expectations regarding the securities markets in general. The factors upon which we base our decision, the weight we give to each factor and the table rating requirements may change periodically.
If we determine that an increase in your AWA is warranted, the Maximum Withdrawal Percentage that you receive will be from 0.25% to 2.00% higher than you would otherwise receive. The amount of any increase in the Maximum Withdrawal Percentage that we may make available will apply consistently to all similarly rated applicants. After the Benefit Election Date, the amount of your increase will not change. An increase in your AWA will not affect the amount of the SecurePay Fee, although we may charge a processing fee to establish the SecurePay ME benefit, as described below.
Note: We reserve the right to discontinue this benefit at any time if, in our sole discretion, such change is necessary or appropriate to mitigate the risks and costs Protective Life assumes in offering the benefit.
How to Apply for an Increased AWA.   You may ask for a determination as to whether you (or in the case of Joint Life Coverage, you and your spouse) qualify for an increased AWA because of certain serious medical conditions if you have held your Contract for two or more years.
If you believe you may qualify for an increased AWA, you should provide Written Notice to us in order to begin the process. Among other things, you must complete a SecurePay ME questionnaire and authorize us to obtain copies of your medical records and a statement from your attending physician as well as certain other personal information.
If we determine that you do not qualify for the increased AWA, you may request a subsequent determination of qualification if one year or more has passed since the previous determination of qualification.

If you have questions about applying for an increased AWA under the SecurePay ME benefit, or to obtain a copy of the SecurePay ME questionnaire and other forms required to apply, you can call us at 1-800-456-6330 or write to us at Protective Life and Annuity Insurance Company, P.O. Box 1928, Birmingham, Alabama 35202-1928.
Note: You may not apply for an increased AWA after the Benefit Election Date.
In the case of a Contract with two Owners who are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, a request may be made for a determination regarding an increased AWA for Single Coverage for the older of the spouses or for Joint Coverage for both spouses. If you request Joint Coverage, we will require a medical evaluation of both spouses and we will advise you of our determination with respect to Single and Joint Coverage. The increased AWA will continue for the lives of both spouses.
Note: Although Single Coverage may provide a higher AWA than Joint Coverage, you should consider that Single Coverage terminates upon the death of the Covered Person following the Benefit Election Date.
We will assess a charge for evaluating your request for an increased AWA only if we determine that you qualify for an increased AWA and you elect to begin taking your SecurePay Withdrawals at the increased AWA. However, if you request an increase in AWA under the SecurePay ME feature more than twice, we will deduct the charge from your current Contract Value whether or not we determine that you qualify for an increased AWA and whether or not you begin taking your SecurePay Withdrawals at the increased AWA.
The current fee is $150 for each person designated as a “Covered Person” in the Benefit Election Form, in other words, $150 for Single Coverage and $300 for Joint Coverage if the AWA is increased. Although we may increase this charge, it will not be more than $300 per Covered Person. We will deduct the charge from your current Contract Value when you submit your Benefit Election Form.
Electing to Begin Your SecurePay Withdrawals after a Determination that You are Eligible for an Increased AWA.    We must receive your Benefit Election Form at our Administrative Office within 6 months after the date we notify you that you are eligible for the increased AWA. If we do not receive this form within this time period, we will not increase your AWA, but you may request a subsequent determination of qualification if one year or more has passed since the previous determination of qualification.
Required Minimum Distributions
If the SecurePay 5 rider is purchased for use with a Qualified Contract, the Qualified Contract must comply with the required minimum distribution (RMD) rules under the Code Section 401(a)(9). The SecurePay 5 rider, and certain other benefits that the IRS may characterize as “other benefits” for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the RMD that must be taken from your Qualified Contract. See “QUALIFIED RETIREMENT PLANS.”
After the Benefit Election Date, we permit withdrawals from a Qualified Contract that exceed the AWA in order to satisfy the RMD for the Qualified Contract without compromising the SecurePay guarantees. In particular, if you provide us with Written Notice of an RMD at the time you request a SecurePay Withdrawal from your Qualified Contract, we will compute an amount that is treated under the SecurePay rider as the RMD for the calendar year with respect to your Qualified Contract. Note that although the tax law may permit you in certain circumstances to take distributions from your Qualified Contract to satisfy the RMDs with respect to other retirement plans established for your benefit, only the amount computed by us as the RMD with respect to your Qualified Contract is treated as an RMD for purposes of the SecurePay rider. Also, if you do not provide us with Written Notice of an RMD at the time you request a SecurePay Withdrawal, the entire amount by which the withdrawal exceeds any remaining AWA for the Contract Year will reduce the amount of your future AWA and could reduce your Benefit Base.
In the future, we may institute certain procedures, including requiring that RMD be established as automatic, periodic distributions, in order to ensure that RMDs for a calendar year do not exceed the AWA for the corresponding Contract Year.
In general, under the SecurePay 5 rider, you may withdraw the greater of  (i) your AWA for a contract year or (ii) the RMD attributable to your Contract that is determined as of December 31st immediately preceding the beginning of your contract year.
Note: If you submit your Benefit Election Form before the first RMD under Code Section 401(a)(9) is due, we may adjust the amount of your maximum SecurePay Withdrawal for the contract year that includes the due date for the first RMD so that the maximum amount of your withdrawal under the SecurePay 5 rider will be the greater of your first RMD or AWA plus the greater of your second RMD or AWA minus your actual withdrawals in the previous contract year. Thereafter, the maximum allowed is the greater of the AWA or the RMD determined as of the preceding December 31st.

PROTECTIVE INCOME MANAGER
Beginning May 1, 2021, the Protective Income Manager rider is no longer available for purchase.
In general, the Protective Income Manager rider guarantees the right to make withdrawals (“Protective Income Manager Withdrawals”) each year even if your Contract Value is reduced to zero due to those Protective Income Manager Withdrawals, poor market performance, or both. Withdrawals from your Contract reduce the Contract Value dollar for dollar. Excess withdrawals (withdrawals that exceed the Optimal Withdrawal Amount) result in a recalculation of the Optimal Withdrawal Amount and the Protected Lifetime Payment. (See “Excess Withdrawals.”) The Rider also provides fixed lifetime income payments for the life of any Covered Person (“Protected Lifetime Payments”) beginning on the Maximum Annuity Date. Protective Income Manager is specifically designed for you to withdraw all your Contract Value by the (younger) Covered Person’s 95th birthday in annual amounts that may vary from year to year (the “Optimal Withdrawal Amount”).
Note: The rider may not operate as designed if joint life coverage is selected and there is a significant age difference between the two Covered Persons. In that event, it is likely that on the Maximum Annuity Date (the older Covered Person’s 95th birthday), a substantial amount of Contract Value will still be remaining. As a result, it may be in your best interest to apply this amount to an Annuity Option instead of the rider’s Protected Lifetime Payment Annuity Option. If so, you will have paid for the rider without receiving its full benefit. If there is a significant age disparity between you and your spouse, then joint life coverage under the rider may not be appropriate for you. You should discuss this with your financial advisor to ascertain if joint life coverage will address your financial needs and be suitable for you. See “Selecting Your Coverage Option” below for factors to consider when discussing this with your advisor. Also see Appendix G for examples of joint life coverage when there is a significant age difference.
Under the Protective Income Manager rider, the Owner or Owner(s) may designate certain persons as “Covered Persons” under the Contract. See “Selecting Your Coverage Option.” These Covered Persons will be eligible to make Protective Income Manager Withdrawals each Contract Year up to a specified amount during the life of the Covered Person(s). This amount is called the “Optimal Withdrawal Amount,” and is calculated as a percentage of your Contract Value. Annual aggregate withdrawals that exceed the Optimal Withdrawal Amount may result in a reduction of rider benefits (and may even significantly reduce or eliminate such benefits) because we will recalculate the minimum guarantees associated with your Optimal Withdrawal Amount on the next Contract Anniversary. Protective Income Manager Withdrawals are guaranteed to be no lower than your minimum Optimal Withdrawal Amount, even if your Contract Value falls to zero, if you do not take any withdrawals in excess of your Optimal Withdrawal Amount (“Excess Withdrawals”).
You may purchase the Protective Income Manager rider when you purchase your Contract, provided the Covered Person (or both Covered Persons) are between ages 60 and 80 and your initial Purchase Payment is at least $25,000. You may also purchase the Protective Income Manager rider later, under RightTime, provided the Covered Person (or both Covered Persons) are between ages 60 and 80 and your Contract Value is at least $25,000.
The Protective Income Manager rider does not guarantee Contract Value or the performance of any Investment Option.
Important Considerations
•
If you purchase the Protective Income Manager rider, your options for allocating Purchase Payments and Contract Value are restricted. See “ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS.”

If you wish to purchase the Protective Income Manager rider when you purchase the Contract or plan to do so later under the RightTime option, you must choose the Return of Purchase Payments Death Benefit. We will not issue the Protective Income Manager rider if you select either the Maximum Anniversary Value Death Benefit or the Maximum Quarterly Value Death Benefit, and you cannot change your death benefit after the Contract is issued.
•
Any change in a Covered Person other than a spousal continuation under a Joint Life Coverage option, will cause the rider to terminate without any refund of fees.

Excess Withdrawals will cause a “reset” your minimum Optimal Withdrawal Amount (which is the lowest amount we guarantee your Optimal Withdrawal Amount will be each year) on the next Contract Anniversary. This may result in a substantially lower Optimal Withdrawal Amount in the future, which could significantly reduce or even eliminate the value of the Protective Income Manager rider. See “Determining Your Optimal Withdrawal Amount.”
•
You will begin paying the Protective Income Manager fee as of the Rider Issue Date, even if you do not begin taking Protective Income Manager Withdrawals for many years.

•
You may not cancel the Protective Income Manager rider during the ten years following the Rider Issue Date.

•
We do not refund any Protective Income Manager fees if the rider terminates for any reason or if you choose not to take Protective Income Manager Withdrawals.

•
The automatic purchase payment plan and automatic withdrawal plan are not available if you purchase the Protective Income Manager rider.

The ways to purchase the Protective Income Manager rider, conditions for continuation of the benefit, process for beginning Protective Income Manager Withdrawals, and the manner in which your Optimal Withdrawal Amount is calculated are discussed below.
You should not purchase the Protective Income Manager rider if:
•
you expect to take Excess Withdrawals because such Excess Withdrawals may significantly reduce or eliminate the value of the benefit (see “Excess Withdrawals”);

•
you are primarily interested in maximizing the Contract’s potential for long-term accumulation rather than systematically withdrawing all of your Contract Value over time;

•
it is important for you to leave a death benefit for your heirs;

•
there is a significant age disparity between the two Covered Persons; or

•
you do not expect to take Protective Income Manager Withdrawals (especially before the age of 95).

Appendix E demonstrates the operation of the Protective Income Manager rider using hypothetical examples. You should review Appendix E and consult your sales representative to discuss whether the Protective Income Manager rider suits your needs.
Purchasing Protective Income Manager
You may purchase the Contract and the Protective Income Manager rider if your initial Purchase Payment is at least $25,000. If your initial Purchase Payment is funded, in whole or in part, by the exchange of another annuity contract or contracts, the aggregate value of your Purchase Payments within the first 120 days following the Contract Issue Date must be equal to or greater than $25,000. If the total of your Purchase Payments is less than $25,000 at the end of the Valuation Period on the 120th day following the Contract Issue Date, we will terminate Protective Income Manager and credit to your account all Protective Income Manager fees previously deducted from your Contract Value. In addition, if we terminate your Protective Income Manager, any withdrawals that you took under Protective Income Manager during the initial 120 day period will be treated as Contract withdrawals.
You may purchase the Protective Income Manager rider after the Contract is issued if the Contract Value is at least $25,000 and the Covered Person(s) satisfy the rider’s age requirements on the Rider Issue Date. Regardless of when you purchase the rider, we do not accept Purchase Payments received more than 120 days after the Rider Issue Date.
Important Considerations
The timing of the Protective Income Manager rider purchase may have a significant impact on the minimum Optimal Withdrawal Amount guarantee under the rider:
•
For example, there are certain advantages to purchasing the Protective Income Manager rider early. Foremost, the rider is designed for you to receive income over the long term through periodic withdrawals. In addition, the amount you can withdraw each Contract Year under the rider will never drop below your minimum Optimal Withdrawal Amount, which is calculated as a percentage of your Contract Value on the Rider Issue Date (so long as you do not take an Excess Withdrawal, which would result in a recalculation of your minimum Optimal Withdrawal Amount based on your current Contract Value). This means if you purchase the Protective Income Manager rider at issue, or early on under the RightTime option, then you will “lock in” a minimum Optimal Withdrawal Amount that will not decrease even if there is a future downturn in Sub-Account performance.

•
On the other hand, if you wait to purchase the Protective Income Manager rider, you may be able to lock in a higher minimum Optimal Withdrawal Amount if Sub-Account performance has been favorable and your Contract Value has increased. In addition, the minimum Optimal Withdrawal Amount may be higher the closer you are to a Covered Person’s 95th birthday when you elect the rider (assuming Sub-Account performance has not significantly decreased since the Contract Issue Date) as the rider is designed for you to withdraw a greater proportion of Contract Value over time.

You also should consider:
•
If you purchase the Protective Income Manager rider when you purchase the Contract, the annual Protective Income Manager fee is currently 0.10% lower than if you exercise the RightTime option to purchase the Protective Income Manager rider after that date. The Protective Income Manager fee for new purchasers and the difference between the fee for the rider purchased at Contract issue and under the RightTime option may change.

•
Specifically, you must: (1) allocate all of your Purchase Payments and Contract Value in accordance with the Allocation by Investment Category guidelines (described below), (2) allocate all of your Purchase Payments and Contract Value in accordance with one of the three eligible Benefit Allocation Model Portfolios (described below) or (3) allocate all of your Purchase Payments and Contract Value to one of the permissible single investment options. All of the investment options available under the Allocation Guidelines and Restrictions are described below. You may also allocate your Purchase Payments to the dollar cost averaging (“DCA”) Account(s), provided that transfers from the DCA Account are allocated to the Sub-Accounts in accordance with the Allocation Guidelines and Restrictions described above.

But, if you purchase the Protective Income Manager rider too early, you may pay the Protective Income Manager fee for a longer period than is necessary. Additionally, beginning on the Rider Issue Date, your death benefit will be the Return of Purchase Payments Death Benefit (the Maximum Anniversary Value Death Benefit and the Maximum Quarterly Value Death Benefit will not be available) and you must comply with our Allocation Guidelines and Restrictions.
Please consult your sales representative to discuss the appropriate time for you to purchase the Protective Income Manager rider.
Designating the Covered Person(s)
The Covered Person is the person upon whose life the Protective Income Manager rider benefit is based. You may designate one Covered Person (Single Life Coverage) or two Covered Persons (Joint Life Coverage).
•
If Single Life Coverage is elected, then the Owner will be the Covered Person (if there are two Owners, then the older Owner will be the Covered Person).

•
Joint Life Coverage may be elected if there are two Owners under the Contract who are spouses or if there is one Owner and his or her spouse is the sole Primary Beneficiary under the Contract. If Joint Life Coverage is elected, then the Owner and the Owner’s spouse will be the Covered Persons.

•
Where the Owner is a corporation, partnership, company, trust, or other “non-natural person,” the Annuitant (under Single Life Coverage) or Annuitant and Annuitant’s spouse who is the sole primary beneficiary (under Joint Life Coverage) will be the Covered Person(s).

•
The Covered Person (or, if Joint Life Coverage is selected, one of the two Covered Persons) must be designated as the Annuitant under the Contract.

Note: A change of Covered Persons will cause the Protective Income Manager rider to terminate and any scheduled Protective Income Manager Withdrawals to cease. If you remove a Covered Person (which may occur, for example, if you remove a spouse Beneficiary or add additional Primary Beneficiaries or change the Owner or Annuitant), or if you add a Covered Person (which may occur, for example, if you add a spouse as a sole Primary Beneficiary), then this would constitute a change of Covered Persons. In addition, whether a spouse continues the Contract could affect the rights and benefits under the Protective Income Manager rider and could have tax consequences. (See “Tax Consequences — Treatment of Civil Unions and Domestic Partners.”)
Selecting Your Coverage Option.   If both Owners of the Contract are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, you must indicate at the time you purchase the rider whether there will be one or two Covered Persons. Please pay careful attention to this designation, as it will impact the Protective Income Manager Payment Factor and whether the Optimal Withdrawal Amount will continue to be available for the life of the surviving spouse.
The various coverage options are illustrated in the following table:
	Single Life Coverage	Joint Life Coverage
Single Owner/Non-spouse Beneficiary	Covered Person is the Owner. Protective Income Manager rider expires upon death of Covered Person.	Not applicable.

	Single Life Coverage	Joint Life Coverage
Single Owner/Spouse Beneficiary	Covered Person is the Owner. Protective Income Manager rider expires upon death of Covered Person.	Both are Covered Persons. Protective Income Manager rider expires upon death of last surviving Covered Person.
Joint Owner/Non-spouse 2nd Owner	Covered Person is older Owner. Protective Income Manager rider expires upon the death of the Covered Person.	Not applicable.
Joint Owner/Spouse 2nd Owner	Covered Person is older Owner. Protective Income Manager rider expires upon death of Covered Person.	Both are Covered Persons. Protective Income Manager rider expires upon death of last surviving Covered Person.
Important Note on Joint Life Coverage: The rider is designed to distribute all of your Contract Value by the younger Covered Person’s 95th birthday. The rider may not operate as designed if joint life coverage is selected and there is a significant age difference between the two Covered Persons. In that event, it is likely that on the Maximum Annuity Date (the older Covered Person’s 95th birthday), a substantial amount of Contract Value will still be remaining. As a result, it may be in your best interest to apply this amount to an Annuity Option instead of the rider’s Protected Lifetime Payment Annuity Option. If so, you will have paid for the rider without receiving its full benefit. See “Determining Your Optimal “Protected Lifetime Payments Available on Maximum Annuity Date (Oldest Owner’s or Annuitant’s 95th Birthday).”
Factors for you, your spouse, and your financial advisor to consider before purchasing joint life coverage under the rider include:
•
Your expectations as to Variable Account performance between now and the Maximum Annuity Date. Please see Appendix G for examples demonstrating how negative, flat, and positive market performance may influence the payment of lifetime income under the rider when there is a significant age difference between Covered Persons.

•
The age difference between you and your spouse. As the age difference increases (particularly when there is more than ten years between you), the more likely it is that the rider will not distribute all of your Contract Value and then make Protected Lifetime Payments.

•
The age and health of the older Covered Person. If the older Covered Person does not live to age 95, then the Contract Value will be distributed by the surviving Covered Person’s 95th birthday, at which time Protected Lifetime Payments under the rider will begin. You may also want to consider the sex of the older Covered Person, as females are more likely to live to age 95 than are males.

•
Whether the Contract was purchased for use in connection with a Qualified Contract owned by the younger spouse. If the younger spouse is the sole Owner under the Contract, then there may be a desire for the older spouse to receive Protected Lifetime Payments under the rider in the event of the younger spouse’s death. You should discuss these payments as well as the payments you might receive under other Annuity Options under your Contract.

If there is a significant age disparity between you and your spouse, then joint life coverage under the rider may not be appropriate for you. You should discuss this with your financial advisor to ascertain if joint coverage under the Protective Income Manager rider will address your financial needs and be suitable for you.
Allocation Guidelines and Restrictions
In order to maintain the Protective Income Manager rider, you must allocate your Purchase Payments and Contract Value in accordance with the Allocation Guidelines and Restrictions that we have established. The Allocation Guidelines and Restrictions are designed to limit our risk under the Protective Income Manager rider. Please see “ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS.”

Determining Your Optimal Withdrawal Amount
The Optimal Withdrawal Amount is the maximum amount that you may withdraw from your Contract Value each Contract Year without reducing or eliminating the benefits under the Protective Income Manager rider. We calculate your Optimal Withdrawal Amount each year by multiplying your Contract Value by the “Protective Income Manager Payment Factor.” This factor is based on:
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the age of the (younger) Covered Person on the Rider Issue Date; and

•
the age of the (younger) Covered Person on the date we calculate the Optimal Withdrawal Amount.

Note: So long as you never take an Excess Withdrawal (described below), the amount you may withdraw from your Contract Value each year will never be less than your Protected Lifetime Payment. For riders issued on or after May 1, 2016, this amount is 90% of your initial Optimal Withdrawal Amount. For riders issued before May 1, 2016, the Protected Lifetime Payment is the initial Optimal Withdrawal Amount.
We determine your initial Optimal Withdrawal Amount as of the Rider Issue Date by multiplying the “Protective Income Manager Payment Factor” (described below) by your Contract Value on that date.
For example, assume there is one Covered Person under the Protective Income Manager rider, a 75-year old who has made an initial Purchase Payment of  $100,000. As provided in the Single Life Coverage table in Appendix F, the Protective Income Manager Payment Factor is 0.06100 (because she is 75). We determine the initial Optimal Withdrawal Amount by multiplying the Protective Income Manager Payment Factor by the Contract Value. Therefore, the initial Optimal Withdrawal Amount is $6,100 (0.06100 x $100,000). See Appendix F: Protective Income Manager Rider Payment Factors.
If you purchase the Protective Income Manager rider and we receive an additional Purchase Payment or Payments within the first 120 days, then we recalculate your initial Optimal Withdrawal Amount at 30-day intervals during the 120 days following the Rider Issue Date. We will recalculate your initial Optimal Withdrawal Amount to equal the Protective Income Manager Payment Factor as of the Rider Issue Date multiplied by the total aggregate Purchase Payments received (including your initial Purchase Payment) less any aggregate Excess Withdrawals made since the Rider Issue Date. We will consider this to be your initial Optimal Withdrawal Amount for purposes of calculating future Optimal Withdrawal Amounts. If any scheduled recalculation date is not a Valuation Date, then we make this calculation on the next Valuation Date.
We recalculate your Optimal Withdrawal Amount on each subsequent Contract Anniversary prior to the Annuity Date by multiplying the Protective Income Manager Payment Factor by your Contract Value on that anniversary. We will advise you of your current Optimal Withdrawal Amount by written notice following each Contract Anniversary.
Your Optimal Withdrawal Amount for any Contract Year can not be more than 110% of your Optimal Withdrawal Amount for the prior Contract Year. In addition, unless you have taken an Excess Withdrawal (which would result in a Reset of the Optimal Withdrawal Amount, as described below), we guarantee that your Optimal Withdrawal Amount will always be at least the greater of:
a.
90% of your Optimal Withdrawal Amount for the prior Contract Year; or

b.
Your initial Optimal Withdrawal Amount if your rider was issued before May 1, 2016 (or 90% of your Optimal Withdrawal Amount if your rider was issued on or after May 1, 2016)

For example, assume that the Covered Person described above did not take an Excess Withdrawal during her first Contract Year, and that her Contract Value on the first Contract Anniversary is $95,684. We determine the Optimal Withdrawal Amount on each Contract Anniversary by multiplying the Protective Income Manager Payment Factor by the Contract Value on that anniversary, subject to the minimum and maximum limits described above.
For riders issued before May 1, 2016, we calculate the Optimal Withdrawal Amount as the Protective Income Manager Payment Factor at attained age 76 (while also taking into account her age 75 on the Rider Issue Date, since she did not take an Excess Withdrawal) times the Contract Value, or $6,082 (0.06357 x $95,684). Because this amount is less than her initial Optimal Withdrawal Amount but not more than 110% of that amount, her Optimal Withdrawal Amount will remain at $6,100 for the second Contract Year.
For riders issued on or after May 1, 2016, the Optimal Withdrawal Amount is the Protective Income Manager Payment Factor times the Contract Value, or $6,082 (0.06357 x $95,684). This amount is less than the prior year’s Optimal Withdrawal Amount but greater than 90% of that amount ($6,100 x 0.9 = $5,490), so her Optimal Withdrawal Amount is $6,082 for the second Contract Year.
Note: The Optimal Withdrawal Amount is not cumulative. If you choose to withdraw only a part of, or none of, your Optimal Withdrawal Amount in any given Contract Year, you should understand that you cannot carry over any unused Optimal Withdrawal Amount to any future Contract Years.

Increase in Protective Income Manager Fee.   If you elect not to pay an increase in your Protective Income Manager Fee, then we will “lock in” your current Protective Income Manager Payment Factor and will use this factor when we calculate your Optimal Withdrawal Amount on all future Contract Anniversaries. Your Protective Income Manager Payment Factor will never change, even if there is a Reset following the date you elect not to pay the fee increase due to an Excess Withdrawal. This could ultimately mean a significant reduction in your future Optimal Withdrawal Amount because the Protective Income Manager Payment Factors are designed to increase each year. You should carefully consider whether or not it is in your best interest to decline an increase in the Protective Income Manager fee. See “Protective Income Manager Fee.”
The Protective Income Manager Payment Factor.   We determine the Protective Income Manager Payment Factor based upon the age of the (younger) Covered Person on the Rider Issue Date, as well as that person’s attained age on the date we calculate the Optimal Withdrawal Amount. On each Contract Anniversary when we recalculate your Optimal Withdrawal Amount, we will use a new Protective Income Manager Payment Factor based upon the current attained age of the (younger) Covered Person at that time, but the Protective Income Manager Payment Factor will still continue to be based on the age of the (younger) Covered Person on the Rider Issue Date unless there has been a Reset (discussed below). If you take no Excess Withdrawals, the Protective Income Manager Payment Factor increases each year as the (younger) Covered Person’s age increases. Because the Protective Income Manager is designed for you to withdraw a greater proportion of Contract Value over time, the Optimal Withdrawal Amount tends to increase over time (assuming Sub-Account performance has not significantly decreased since the Contract Issue Date). The Protective Income Manager Payment Factors are set forth in Appendix F for Single Life Coverage and Joint Life Coverage.
Reset of the Minimum Optimal Withdrawal Amount.   If you take an Excess Withdrawal, the next Contract Anniversary will be a Reset Date. On that date we will Reset the “floor” for all future Optimal Withdrawal Amounts following the Reset Date. This floor is the lowest amount we guarantee your Optimal Withdrawal Amount will be each year, as follows:
If you purchased your Protective Income Manager rider on or after May 1, 2016, the minimum Optimal Withdrawal Amount on each Contract Anniversary will be the lesser of:
a.
90% of your initial Optimal Withdrawal Amount; or

b.
90% of your Optimal Withdrawal Amount on the most recent Reset Date.

If you purchased your Protective Income Manager ride prior to May 1, 2016, the minimum Optimal Withdrawal Amount on each Contract Anniversary will be the lesser of:
a.
your initial Optimal Withdrawal Amount; or,

b.
the Optimal Withdrawal Amount on the most recent Reset Date.

In addition, on a Reset Date, we will use a new Protective Income Manager Payment Factor to calculate your Optimal Withdrawal Amount on that date. This will be based solely on the attained age of the (younger) Covered Person on the Reset Date (provided you have not declined an increase in the Protective Income Manager fee, as discussed above). This will result in a lower Protective Income Manager Payment Factor. For future Optimal Withdrawal Amount calculations, we will continue to base the Protective Income Manager Payment Factor on the age of the (younger) Covered Person on the Reset Date (until the next Reset Date, if any), as well as on that person’s attained age on the date we calculate the Optimal Withdrawal Amount.
For example, assume that on the Rider Issue Date, the Contract Value is $133,000, there is one Covered Person under the Protective Income Manager rider, and that person is 60 years old. The initial Optimal Withdrawal Amount is $6,251 ($6,251 = 0.04700 x $133,000). Further assume that he takes an Excess Withdrawal five years later. On the next Contract Anniversary, he is 65, and his Contract Value is $100,000. On that anniversary, we will calculate his Optimal Withdrawal Amount by multiplying the Protective Income Manager Payment Factor at age 65 by the Contract Value, or $5,000 (0.05000 x $100,000). We will reset his minimum Optimal Withdrawal Amount for all future years. The new Optimal Withdrawal amount on the reset date will be $5,000. For riders issued on or after May 1, 2016, his new minimum Optimal Withdrawal Amount will be $4,500 ($5,000 x 0.90). For riders issued before May 1, 2016, his new minimum Optimal Withdrawal Amount is $5,000.
For cases where the Contract Value has increased, consider the following example. Assume that on the Rider Issue Date, the Contract Value is $133,000, there is one Covered Person under the Protective Income Manager rider, and that person is 60 years old. The initial Optimal Withdrawal Amount is $6,251 ($6,251 = 0.04700 x $133,000). On the fourth anniversary, when he is 64 years old, assume his Contract Value is $140,000 and his Optimal Withdrawal Amount is therefore $7,042 ($7,042 = 0.0503 x $140,000). He takes an Excess Withdrawal the next year. On the next Contract Anniversary, he is 65, and his Contract Value is $150,000. On that anniversary, we will calculate his Optimal Withdrawal

Amount by multiplying the Protective Income Manager Payment Factor at age 65 by the Contract Value, or $7,500 (0.05000 x $150,000). The Protective Income Manager Payment Factor is lower because that anniversary was a reset date, but the Optimal Withdrawal Amount increases due to the higher Contract Value on that anniversary. However, there is no change in the minimum Optimal Withdrawal Amount in future years (unless additional excess withdrawals occur). For riders issued on or after May 1, 2016, his minimum Optimal Withdrawal Amount will remain $5,625.90 ($6,251 x 0.90). For riders issued before May 1, 2016, his minimum Optimal Withdrawal Amount remains $6,251.
Note: If you take an Excess Withdrawal, your Optimal Withdrawal Amount as of the Reset Date may be substantially lower than your initial Optimal Withdrawal Amount, which would mean a significant reduction in the Optimal Withdrawal Amount available to you on and after a Reset Date. You should carefully consider whether or not it is in your best interest to take an Excess Withdrawal.
Beginning Your Protective Income Manager Withdrawals
All Contract withdrawals taken are considered either Protective Income Manager Withdrawals or Excess Withdrawals.
•
Protective Income Manager Withdrawals are aggregate withdrawals you make from your Contract Value each Contract Year that do not exceed your Optimal Withdrawal Amount.

•
An Excess Withdrawal is any portion of a withdrawal that, when aggregated with all prior withdrawals during that Contract Year, exceeds the Optimal Withdrawal Amount.

At any time prior to the Annuity Date, you may request Protective Income Manager Withdrawals individually or instruct us to send you specific Protective Income Manager Withdrawal amounts periodically by submitting to us a request that includes all of the information necessary for us to complete your request.
Note: The Protective Income Manager rider is designed for you to take Protective Income Manager Withdrawals each Contract Year. If all your withdrawals on and after the Rider Issue Date are Protective Income Manager Withdrawals, your Optimal Withdrawal Amount will never decrease below your minimum Optimal Withdrawal Amount and you may continue to withdraw that amount for the lifetime of the Covered Person (or the last surviving Covered Person, if you selected Joint Life Coverage).
The Protective Income Manager rider is designed for you to receive income. If you delay taking Protective Income Manager Withdrawals, you may shorten the period during which you may take such withdrawals due to life expectancy, so you may be paying for a benefit you are not using. Please consult your sales representative regarding the appropriate time for you to begin taking Protective Income Manager Withdrawals.
Important Considerations
•
All withdrawals, including Protective Income Manager Withdrawals, reduce your Contract Value and death benefit. Surrender charges and federal and state income taxes may apply, as well as a 10% federal additional tax if a withdrawal occurs before the Owner reaches age 59½. See “CHARGES AND DEDUCTIONS, Surrender Charge” and “TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders.”

•
All withdrawals, including Protective Income Manager Withdrawals, count towards the free withdrawal amount under the Contract. However, we do not assess a surrender charge on Protective Income Manager Withdrawals, even when surrender charges would otherwise apply. See “CHARGES AND DEDUCTIONS, Surrender Charge.” Protective Income Manager Withdrawals are not subject to the minimum Contract Value limitation. See “Surrender and Withdrawals.”

Excess Withdrawals
An Excess Withdrawal is any portion of a withdrawal that, when aggregated with all prior withdrawals during that Contract Year, exceeds the Optimal Withdrawal Amount. We will not recalculate your Optimal Withdrawal Amount until the next Contract Anniversary, so any subsequent withdrawal you request that Contract Year is also an Excess Withdrawal. A withdrawal that causes the aggregate withdrawals for that Contract Year to exceed the Optimal Withdrawal Amount may include amounts that qualify as a Protective Income Manager Withdrawal as well as amounts that are deemed an Excess Withdrawal.
If you have instructed us to send you all or a portion of the Optimal Withdrawal Amount periodically, an Excess Withdrawal automatically terminates these periodic withdrawals. You may resume periodic Protective Income Manager Withdrawals beginning on the next Contract Anniversary based on the recalculated Optimal Withdrawal Amount by sending us Written Notice.
Excess withdrawals reduce your Contract Value and death benefit. Excess Withdrawals are subject to surrender charges and count towards the free withdrawal amount under the Contract, and federal and state income taxes may apply. Excess Withdrawals are subject to the minimum Contract Value limitation. See “CHARGES AND DEDUCTIONS, Surrender Charge,” “Surrender and Withdrawals,” and “TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders.”
Note: An Excess Withdrawal will cause a Reset on the next Contract Anniversary. This may result in a substantially lower Optimal Withdrawal Amount in the future, which could significantly reduce or even eliminate the value of the Protective Income Manager rider. See “Determining Your Optimal Withdrawal Amount.” You should not purchase the Protective Income Manager rider if you intend to take Excess Withdrawals.
If your Contract Value reduces to zero due to an Excess Withdrawal, we will terminate your Contract and the Protective Income Manager rider. You will not be entitled to receive any further benefits under the Protective Income Manager rider.
If you would like to make an Excess Withdrawal and are uncertain how an Excess Withdrawal will reduce your future guaranteed withdrawal amounts, then you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of the Excess Withdrawal.
Required Minimum Distributions
If the Protective Income Manager rider is purchased for use with a Qualified Contract, the Qualified Contract must comply with the required minimum distribution (RMD) rules under the Code Section 401(a)(9). The Protective Income Manager rider, and certain other benefits that the IRS may characterize as “other benefits” for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the RMD that must be taken from your Qualified Contract. See “QUALIFIED RETIREMENT PLANS.”
We permit withdrawals from a Qualified Contract that exceed the Optimal Withdrawal Amount in order to satisfy the RMD for the Qualified Contract without compromising the Protective Income Manager guarantee. In particular, if you provide us with Written Notice of an RMD at the time you request a Protective Income Manager Withdrawal from your Qualified Contract, we will compute an amount that is treated under the Protective Income Manager rider as the RMD for the calendar year with respect to your Qualified Contract. Note that although the tax law may permit you in certain circumstances to take distributions from your Qualified Contract to satisfy the RMDs with respect to other retirement plans established for your benefit, only the amount computed by us as the RMD with respect to your Qualified Contract is treated as an RMD for purposes of the Protective Income Manager rider. Also, if you do not provide us with Written Notice of an RMD at the time you request a Protective Income Manager Withdrawal, the entire amount by which the withdrawal exceeds any remaining Optimal Withdrawal Amount for the Contract Year will reduce the amount of your future Optimal Withdrawal Amount and could reduce or eliminate the benefit under the Protective Income Manager rider.
In the future, we may institute certain procedures, including requiring that the RMD be established as automatic, periodic distributions, in order to ensure that RMDs for a calendar year do not exceed the Optimal Withdrawal Amount for the corresponding Contract Year.
In general, under the Protective Income Manager rider, you may withdraw the greater of  (i) your Optimal Withdrawal Amount for a Contract Year or (ii) the RMD attributable to your Contract that is determined as of December 31st immediately preceding the beginning of your Contract Year.
Note: If you begin taking Protective Income Manager Withdrawals before the first RMD under Code Section 401(a)(9) is due, we may adjust the amount of your maximum Protective Income Manager Withdrawal for the Contract Year that includes the due date for the first RMD so that the maximum amount of your withdrawal under the Protective Income Manager rider will be the greater of your first RMD or Optimal Withdrawal Amount plus the greater of your second RMD or Optimal Withdrawal Amount minus your actual withdrawals in the previous Contract Year. Thereafter, the maximum allowed is the greater of the Optimal Withdrawal Amount or the RMD determined as of the preceding December 31st.
Reduction of Contract Value to Zero
If your Contract Value is reduced to zero due to poor Sub-Account performance, the deduction of fees, and/or a Protective Income Manager Withdrawal, we will terminate your rider and settle the benefit under your Protective Income Manager rider as follows:
•
We will pay any remaining Optimal Withdrawal Amount in accordance with your instructions until the Contract Anniversary following the date of the transaction that reduced the Contract Value to zero;

•
We will establish an Annuity Date that is the Contract Anniversary following the date of the transaction that reduced the Contract Value to zero;

•
We will continue to recalculate your Optimal Withdrawal Amount on each Contract Anniversary until the earlier of the death of the Covered Person (or last surviving Covered Person if Joint Life Coverage was selected) or the Maximum Annuity Date. As described above under “Determining your Optimal Withdrawal Amount,” your Optimal Withdrawal Amount on each Contract Anniversary is equal to your Contract Value multiplied by the Protective Income Manager Payment Factor. However, your Optimal Withdrawal Amount for any Contract Year will not be less than 90% of the Optimal Withdrawal Amount for the prior Contract Year. Because the Contract Value is $0, your Optimal Withdrawal Amount will decrease by 10% in each successive Contract Year until it reaches the minimum Optimal Withdrawal Amount.

•
If a Covered Person (or last surviving Covered Person if Joint Life Coverage was selected) is alive on the Maximum Annuity Date, then you will begin receiving Protected Lifetime Payments as described below under “Benefit Available on Maximum Annuity Date (Oldest Owner’s or Annuitant’s 95th Birthday).”

•
If Single Life Coverage was selected and the Covered Person dies, no further payments (i.e., the Optimal Withdrawal Amount or the Protected Lifetime Payment Amount, as applicable) are payable. If Joint Life Coverage was selected and one Covered Person dies, the remaining payments (i.e., the Optimal Withdrawal Amount or the Protected Lifetime Payment Amount, as applicable) will be made at least as rapidly as they were made prior to the death of the first Covered Person.

If you request a surrender and your Contract Value at the time of the request is less than your remaining Optimal Withdrawal Amount for that Contract Year, we will pay you a lump sum equal to such remaining Optimal Withdrawal Amount. As with any distribution from the Contract, there may be tax consequences. In this regard, we intend to treat any amounts that you receive after the Contract Value is reduced to zero due to poor Sub-Account performance, the deduction of fees, and/or a Protective Income Manager Withdrawal as annuity payments for tax purposes. See “TAXATION OF ANNUITIES IN GENERAL.”
If your Contract Value reduces to zero due to an Excess Withdrawal, we will terminate your Contract and the Protective Income Manager rider. You will not be entitled to receive any further benefits under the Protective Income Manager rider.
Benefit Available on Maximum Annuity Date (Oldest Owner’s or Annuitant’s 95th Birthday)
The Protective Income Manager rider will terminate on the Annuity Date, whether or not you have begun your Protective Income Manager Withdrawals. You must annuitize the Contract no later than the Maximum Annuity Date.
If your Protective Income Manager rider is in effect on the Maximum Annuity Date, in addition to other Annuity Options available to you under your Contract (see “ANNUITY PAYMENTS, Annuity Options”), one of your Annuity Options will be the Protective Income Manager rider’s Protected Lifetime Payment Annuity Option. This option provides fixed monthly annuity payments for the life of the Covered Person (or last surviving Covered Person if Joint Life Coverage was selected), as follows:
1.
If no Reset Date has occurred under the Protective Income Manager rider, then each Protected Lifetime Payment will be equal to your minimum Optimal Withdrawal Amount divided by 12.

2.
If any Reset Date has occurred under the Protective Income Manager rider because you have taken one or more Excess Withdrawals, then each Protected Lifetime Payment will be equal to the lesser of: (a) your minimum Optimal Withdrawal Amount, divided by 12; or (b) the minimum Optimal Withdrawal Amount calculated on the most recent Reset Date, divided by 12.

If you do not select an Annuity Option, your monthly annuity payments will be the greater of  (i) the Protected Lifetime Payments described above; or (ii) payments based upon the Contract Value for the life of the Annuitant with a 10-year Certain Period. We must receive Written Notice of your election of such annuity payments at least three days but no earlier than 90 days before the Maximum Annuity Date. For more information regarding Annuity Options, including Certain Period options, see “ANNUITY PAYMENTS, Annuity Options.”
Important Considerations. Please consult your financial adviser to discuss whether to elect the rider’s Protected Lifetime Payment Annuity Option or one of the other Annuity Options available on the Maximum Annuity Date. Among other things, you should consider the amount of the payments you would receive under each available option, your tax situation, whether you want variable or fixed payments, your need for income over the life of one or two individuals, and whether you desire to leave any benefit to your Beneficiary(ies).
Death of a Covered Person Before the Annuity Date
If there is one Covered Person and he or she dies before the Annuity Date, the Protective Income Manager rider terminates upon the Covered Person’s death. If there are two Covered Persons and one dies before the Annuity Date, we will continue the Contract and the Protective Income Manager rider and continue to calculate the Optimal Withdrawal Amount as if no death had occurred so long as the Contract is not terminated by the surviving spouse. See “Death Benefit.”
Protective Income Manager Fee
We deduct a monthly fee for the Protective Income Manager rider that compensates us for the costs and risks we assume in providing this benefit. The fee is a percentage of the greatest of:
a.
the Contract Value on each Monthly Anniversary Date;

b.
the Contract Value on the later of the Rider Issue Date or the most recent Reset Date; or

c.
the sum of all Purchase Payments received (including your initial Purchase Payment), less any Excess Withdrawals made, during the 120-day period following the Rider Issue Date.

The percentage is currently 1.20% (1.30% under RightTime) on an annual basis.
We calculate the monthly Protective Income Manager fee on each Monthly Anniversary Date following the Rider Issue Date, and continue to calculate the fee monthly through the Annuity Date. We deduct the fee on the following Valuation Date from the Sub-Accounts of the Variable Account only. The fee is not deducted from the assets in the DCA Account. The monthly fee is deducted from the Sub-Accounts in the same proportion that the value of each Sub-Account bears to the total Contract Value in the Variable Account on that date. Accordingly, you must have transferred some assets from your DCA Account to one or more Sub-Accounts in accordance with our Allocation Guidelines and Restrictions before the fee is charged. We treat the deduction of the monthly fee as a withdrawal, but we will not reduce any free surrender amount available under the Contract, and we will not treat the deduction as an Excess Withdrawal under the rider.
We reserve the right to increase the Protective Income Manager fee if, in our sole discretion, the increase is necessary or appropriate to cover the costs Protective Life incurs to mitigate the risks associated with offering the rider. The fee will never exceed 2.00% (2.20% under RightTime) on an annual basis, however. If we increase the Protective Income Manager fee, we will give you at least 30 days’ written notice prior to the increase which notice will identify the date the increase in the Protective Income Manager Fee will take place and provide instructions on how to accept or decline the increase. You may elect not to pay the increase in your Protective Income Manager fee. We must receive your Written Notice declining the increase before the end of the Valuation Period during which the new Protective Income Manager fee becomes effective. If you elect not to pay an increase in your Protective Income Manager Fee, then we will “lock in” your most recent Protective Income Manager Payment Factor and will use this factor when we calculate your Optimal Withdrawal Amount on all future Contract Anniversaries. Your Protective Income Manager Payment Factor will never change, even if there is a Reset following the date you elect not to pay the fee increase. This could ultimately mean a significant reduction in your future Optimal Withdrawal Amount because the Protective Income Manager Payment Factors are designed to increase each year.
You should carefully consider whether or not it is in your best interest to decline an increase in the Protective Income Manager fee.
Terminating the Protective Income Manager Rider
We will terminate the Protective Income Manager rider upon the earliest of:
•
the Valuation Date you terminate the Protective Income Manager rider (permitted after the Protective Income Manager rider has been in effect for at least ten years);

•
the Valuation Date the Contract is surrendered or terminated;

•
the Valuation Date your Contract Value reduces to zero due to an Excess Withdrawal;

•
the Valuation Date your Contract Value reduces to zero due to poor Sub-Account performance, the deduction of fees, and/or a Protective Income Manager Withdrawal (subject to our obligation to make monthly payments to you, as set forth above under “Reduction of Contract Value to Zero”);

•
the Valuation Date we receive instructions from you that results in a change in Covered Person(s);

•
for a Protective Income Manager rider with one Covered Person, the date of the Covered Person’s death before the Annuity Date (even if the surviving spouse of the deceased Covered Person elects to continue the Contract);

•
for a Protective Income Manager rider with two Covered Persons, the date of death of the last surviving Covered Person before the Annuity Date;

•
the Annuity Date (subject to any obligation we may have to make Protected Lifetime Payments to you, as set forth above under “Protected Lifetime Payments Available on Maximum Annuity Date (Oldest Owner’s or Annuitant’s 95th Birthday)”); or

•
the Valuation Date we receive instructions that are not in compliance with our Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.

Deduction of the monthly fee for the Protective Income Manager rider ceases upon termination. We will not refund the Protective Income Manager fees you have paid if the Protective Income Manager rider terminates for any reason. If the Protective Income Manager rider terminates, you may not reinstate it or purchase a new rider except as described below under “Reinstating the Protective Income Manager rider within 30 Days of Termination.”
Reinstating the Protective Income Manager rider within 30 Days of Termination
If your Protective Income Manager rider terminated due to a Prohibited Allocation instruction (see “Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits”), you may request that we reinstate the rider.
Your written reinstatement request must correct the previous Prohibited Allocation instruction by either directing us to allocate your Contract Value and/or resume portfolio rebalancing in accordance with our Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits. We must receive your written reinstatement request within 30 days of the date the rider terminated. The reinstated rider will have the same terms and conditions, including the same Rider Issue Date, Optimal Withdrawal Amount, and Protective Income Manager fee as it had prior to termination. We will deduct any fees and make any other adjustments that were scheduled during the period of termination so that after the reinstatement, the Protective Income Manager rider will be as though the termination never occurred.
Tax Consequences
Treatment of Civil Unions and Domestic Partners.   If state law affords legal recognition to domestic partnerships or civil unions, the Rider will treat individuals who are in a bona fide civil union or domestic partnership as married and spouses for purposes of the Rider. However, as described above in “Death Benefit — Continuation of the Contract by a Surviving Spouse,” for federal tax law purposes such individuals are not treated as “spouses.” In addition, if the Owner and the Beneficiary are no longer married as of the date of death, such individuals are no longer treated as “spouses” for federal tax law purposes. As a result, if a beneficiary of a deceased owner and the owner were parties to a civil union or domestic partnership, or if the Beneficiary and the deceased Owner were no longer married as of the date of death, the beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the Contract. In some circumstances, these required distributions could substantially reduce or eliminate the Protective Income Manager rider benefit while the surviving Beneficiary is still alive.
An individual who is a party to a civil union or a domestic partnership should not purchase the Protective Income Manager rider before consulting legal and financial advisors and carefully evaluating whether the Protective Income Manager rider is suitable for his or her needs.
Other Tax Matters.   For a general discussion of tax consequences specific to the Protective Income Manager rider, see “TAXATION OF ANNUITIES IN GENERAL, Tax Consequences of Protected Lifetime Income Benefits” and “QUALIFIED RETIREMENT PLANS, Protected Lifetime Income Benefits.”
ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS
In order to maintain the SecurePay 5 rider or the Protective Income Manager rider, you must allocate your Purchase Payments and Contract Value in accordance with the Allocation Guidelines and Restrictions that we have established. The Allocation Guidelines and Restrictions are designed to limit our risk under these riders.
Specifically, you must: (1) allocate all of your Purchase Payments and Contract Value in accordance with the Allocation by Investment Category guidelines (described below), (2) allocate all of your Purchase Payments and Contract Value in accordance with one of the three eligible Benefit Allocation Model Portfolios (described below) or (3) allocate all of your Purchase Payments and Contract Value to one of the permissible single investment options. All of the investment options available under the Allocation Guidelines and Restrictions are described below. You may also allocate your Purchase Payments to the dollar cost averaging (“DCA”) Account(s), provided that transfers from the DCA Account are allocated to the Sub-Accounts in accordance with the Allocation Guidelines and Restrictions described above.
Note: The Allocation Guidelines and Restrictions, as well as the inclusion of Funds that employ volatility management strategies in the Investment Options available under your Contract, are intended in part to reduce risks of investment losses that would require us to use our own assets to make payments in connection with the guarantees provided by the SecurePay 5 rider and the Protective Income Manager rider. The Allocation Guidelines and Restrictions, and the inclusion of Funds that employ volatility management strategies are designed to reduce the overall volatility of your Contract Value. During rising markets, the Allocation Guidelines and Restrictions and the Funds that employ volatility management strategies could cause Contract Value to rise less than would have been the case had you been invested in Funds with more aggressive investment strategies. Conversely, investing according to the Allocation Guidelines and Restrictions, and in Funds that employ volatility management strategies, may be helpful in a declining market when high market volatility triggers a reduction in the Funds’ equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your Contract Value may decline less than would have been the case had you not been invested in a Fund or Funds that feature volatility management strategies.
There is no guarantee that the Allocation Guidelines and Restrictions, or Funds with volatility management strategies, can limit volatility in your investment portfolio, and you may lose principal.
To the extent that the Allocation Guidelines and Restrictions and the Funds with managed volatility strategies are successful in reducing overall volatility, we will benefit from a reduction of the risk arising from our guarantee obligations under the riders and we will have less risk to hedge under the riders than would be the case if Owners did not invest in accordance with the Allocation Guidelines and Restrictions and in the Funds with managed volatility strategies. The Allocation Guidelines and Restrictions and investment in Funds with managed volatility strategies may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if they are consistent with your investment objectives.
NOTE: You may not allocate any of your Purchase Payments or Contract Value to the Fixed Account.
Allocation by Investment Category.   The following Allocation by Investment Category guidelines specify the minimum and maximum percentages of your Contract Value that must be allocated to each of the four categories of Sub-Accounts listed below in order for you to remain eligible for benefits under the SecurePay5 rider or the Protective Income Manager rider (unless you are fully invested in a Benefit Allocation Model or a permissible single investment option, as described above). You can select the percentage of Contract Value to allocate to individual Sub-Accounts within each group, but the total investment for all Sub-Accounts in a group must comply with the specified minimum and maximum percentages for that group.
These Allocation by Investment Category guidelines may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if they are consistent with your investment objectives.
Allocation by Investment Category
Category 1
Minimum Allocation: 40%
Maximum Allocation: 100%
American Funds IS The Bond Fund of America
American Funds IS US Government Securities
Columbia Variable Portfolio — Intermediate Bond
Columbia Variable Portfolio — Limited Duration Credit
Fidelity VIP FundsManager® 20%
Fidelity VIP Investment Grade Bond
Franklin U.S. Government Securities VIP
Goldman Sachs VIT Core Fixed Income
Invesco V.I. Government Securities
Invesco V.I. U.S. Government Money Portfolio
Legg Mason Western Asset Core Plus VIT
Lord Abbett Short Duration Income
PIMCO VIT Low Duration
PIMCO VIT Short-Term
PIMCO VIT Total Return
Protective Life Dynamic Allocation Series — Conservative

Category 2
Minimum Allocation: 0%
Maximum Allocation: 60%
American Funds IS Asset Allocation
American Funds IS Capital Income Builder
BlackRock 60/40 Target Allocation ETF
BlackRock Global Allocation
Columbia Variable Portfolio — Balanced
Columbia Variable Portfolio — Strategic Income
Fidelity VIP Asset Manager
Fidelity VIP Balanced
Fidelity VIP Target Volatility
Franklin Income VIP
Franklin Strategic Income VIP
Goldman Sachs VIT Trend Driven Allocation Fund(1)
Invesco V.I. Conservative Balanced
Invesco V.I. Equity and Income
Invesco V.I. Balanced Risk Allocation(1)
Franklin Multi Asset Dynamic Multi-Strategy VIT(1)
Lord Abbett Bond-Debenture
Invesco V.I. Global Strategic Income
PIMCO VIT All Asset
PIMCO Global Diversified Allocation Portfolio(1)
PIMCO VIT High Yield
PIMCO VIT Income
PIMCO VIT Long-Term US Government
PIMCO VIT Real Return
Protective Life Dynamic Allocation Series — Moderate
Templeton Global Bond VIP

Category 3
Minimum Allocation: 0%
Maximum Allocation: 25%
AB VPS Growth and Income
AB VPS Large Cap Growth
American Funds IS Washington Mutual Investors
American Funds IS Global Growth
American Funds IS Growth
American Funds IS Capital World Growth and Income
American Funds IS Growth-Income
Fidelity VIP Contrafund
Fidelity VIP FundsManager® 85%
Fidelity VIP Health Care
Fidelity VIP Index 500
Fidelity VIP Mid Cap
Franklin Mutual Global Discovery VIP
Franklin Mutual Shares VIP
Franklin Rising Dividends VIP
Goldman Sachs VIT Strategic Growth
Invesco V.I. American Value
Invesco V.I. Comstock
Invesco V.I. Growth and Income
Invesco V.I. International Growth
Legg Mason ClearBridge Variable Dividend Strategy
Legg Mason ClearBridge Variable Large Cap Growth
Lord Abbett Dividend Growth
Lord Abbett Fundamental Equity
Invesco V.I. Capital Appreciation
Invesco V.I. Main Street
Protective Life Dynamic Allocation Series — Growth
T. Rowe Price Blue Chip Growth
T. Rowe Price Health Sciences

(1)
The Fund includes a volatility management strategy as part of the Fund’s investment objective and/or principal investment strategy. (See “Allocation Guidelines and Restrictions for Protected Lifetime Income Benefits.”)

Category 4
No Allocation Permitted if SecurePay 5
or Protective Income Manager is Selected
AB VPS Small Cap Growth
AB VPS Small/Mid Cap Value
American Funds IS Global Small Capitalization
American Funds IS International
American Funds IS New World
Columbia Variable Portfolio — Select Mid Cap Value
Fidelity VIP Energy
Franklin DynaTech VIP
Franklin Small Cap Value VIP
Franklin Small-Mid Cap Growth VIP
Goldman Sachs VIT Growth Opportunities
Goldman Sachs VIT Mid Cap Value
Goldman Sachs International Equity Insights
Goldman Sachs VIT Small Cap Equity Insights
Invesco V.I. Global Real Estate
Invesco V.I. Main Street Small Cap
Invesco V.I. Discovery Mid Cap Growth
Invesco V.I. Small Cap Equity
Legg Mason ClearBridge Variable Mid Cap
Legg Mason ClearBridge Variable Small Cap Growth
Lord Abbett Growth Opportunities
Lord Abbett Mid-Cap Stock
Invesco V.I. Global
Royce Capital Small-Cap
Templeton Developing Markets VIP
Templeton Foreign VIP
Templeton Growth VIP

The Benefit Allocation Model Portfolios.   Each of the Model Portfolios except the Growth Focus model will satisfy our Allocation Guidelines and Restrictions (the “Benefit Allocation Model Portfolios”). See “Asset Allocation Model Portfolios.”
In general, the investment strategies employed by the Benefit Allocation Model Portfolios all include allocations that focus on conservative, high quality bond funds, that combine bond funds and blended stock funds, or that emphasize blended stock funds while including a significant weighting of bond funds. Each of these allocation models seeks to provide income and/or capital appreciation while avoiding excessive risk. If you are seeking a more aggressive growth strategy, the Benefit Allocation Model Portfolios are probably not appropriate for you.
The Benefit Allocation Model Portfolios may include Funds that employ volatility management strategies. For more information on how Funds with volatility management strategies may affect your Contract Value, and how such Funds may benefit us, see “ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS” above.
If you allocate your Purchase Payments and Contract Value in accordance with one of the eligible Benefit Allocation Model Portfolios, we will allocate your Purchase Payments and transfers out of the DCA Accounts, as the case may be, in accordance with the Benefit Allocation Model Portfolio you selected. Although you may allocate all or part of your Purchase Payments and Contract Value to a Benefit Allocation Model Portfolio, you may only select one Benefit Allocation Model Portfolio at a time. You may, however, change your Benefit Allocation Model Portfolio selection provided the new portfolio is one specifically permitted for use with the SecurePay 5 rider or the Protective Income Manager rider.
Permissible Single Investment Options.   You may also satisfy the Allocation Guidelines and Restrictions by allocating 100% of your Purchase Payments and Contract Value to one of the following permissible single investment options:
•
Protective Life Dynamic Allocation Series — Conservative Portfolio

•
Protective Life Dynamic Allocation Series — Moderate Portfolio

If more than one single investment option is available, you must allocate your Purchase Payments and Contract Value to only one of these options.
Changes to the Allocation Guidelines and Restrictions.   For purposes of the Allocation by Investment Category guidelines, we determine in our sole discretion whether a Sub-Account is classified as Category 1, Category 2, Category 3, or Category 4. We will provide you with at least five business days prior Written Notice of any changes in classification of Investment Options. We may change the list of Sub-Accounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, or change the investment options that are or are not available to you, at any time, in our sole discretion. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under the SecurePay 5 rider or the Protective Income Manager rider.
With respect to the Benefit Allocation Model Portfolios, we determine in our sole discretion whether a Benefit Allocation Model Portfolio will continue to be available with the SecurePay rider or the Protective Income Manager rider. We may offer additional Benefit Allocation Model Portfolios or discontinue existing Benefit Allocation Model Portfolios at any time in our sole discretion. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under the SecurePay rider or the Protective Income Manager rider. We will provide you with written notice at least five business days before any changes to the Benefit Allocation Model Portfolios take effect.
We may add to, or remove from, the list of single investment options available to satisfy the Allocation Guidelines and Restrictions in our sole discretion at any time.
If you receive notice of a change to the Allocation Guidelines and Restrictions (including changes to your Benefit Allocation Model Portfolio), you are not required to take any action. We will continue to apply Purchase Payments you submit without allocation instructions, and process automatic DCA and portfolio rebalancing transfers, according to your Contract allocation established before the Allocation Guidelines and Restrictions changed. We will only apply the new Allocation Guidelines and Restrictions to additional Purchase Payments submitted with new allocation instructions or to future transfers of Contract Value (not including DCA transfers or transfers made to reallocate your Contract Value under the portfolio rebalancing program) because allocation instructions that accompany a Purchase Payment and instructions to transfer Contract Value change your current Contract allocation. This means you will not be able to make additional Purchase Payments submitted with new allocation instructions or transfers of Contract Value until your current allocation instructions meet the Allocation Guidelines and Restrictions in effect at that time (although you will still be required to participate in the portfolio rebalancing program).
Portfolio Rebalancing.   You must elect portfolio rebalancing if you select the SecurePay 5 rider or the Protective Income Manager rider. Under this program, we will “re-balance” your Variable Account value based on your allocation instructions in effect at the time of the rebalancing. You may specify rebalancing on a quarterly, semi-annual, or annual basis. If you do not specify the period, we will rebalance your Variable Account value semi-annually based on the Rider Issue Date. We will also rebalance your Variable Account value each time your Contract allocation is changed, for example, when we receive a request to transfer Contract Value (not including DCA or portfolio rebalancing transfers) or when we receive a subsequent Purchase Payment that is accompanied by new allocation instructions. (See “Portfolio Rebalancing.”)
Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time if, in our sole discretion, such change is necessary or appropriate to mitigate the risks and costs Protective Life assumes in offering the riders. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.
If you terminate the rebalancing of your Variable Account value, we will consider this to be a Prohibited Allocation Instruction and we will terminate your SecurePay 5 rider or the Protective Income Manager rider (see below).
Note: Changes to the Allocation Guidelines and Restrictions, to the frequency of portfolio rebalancing or to the composition of the Model Portfolios, when and if applied to your Contract Value allocations, may negatively affect the overall performance of the Investment Options in the affected Sub-Accounts.
Prohibited Allocation Instructions.   If you instruct us to allocate Purchase Payments or Contract Value, or to take withdrawals, in a manner that is not consistent with our Allocation Guidelines and Restrictions (a “Prohibited Allocation instruction”), we will terminate your SecurePay rider or Protective Income Manager rider. For example, if you are following the Allocation by Investment Category guidelines and you provide new instructions allocating 30% of your Contract Value to the Fidelity VIP Contrafund Sub-Account, we will consider this to be a Prohibited Allocation Instruction because the maximum allocation you may make to the Sub-Accounts in Category 3 is 25% of your Contract Value.
For purposes of allocating your Purchase Payments and Contract Value a Prohibited Allocation instruction includes:
a.
allocating a Purchase Payment so that the allocation of your Contract Value following the Purchase Payment is inconsistent with the Allocation Guidelines and Restrictions;

b.
directing a dollar cost averaging transfer so that the allocation of your Contract Value following the transfer is inconsistent with the Allocation Guidelines and Restrictions;

c.
transferring any Contract Value so that the allocation of your Contract Value following the transfer is inconsistent with the Allocation Guidelines and Restrictions;

d.
deducting the proceeds of a withdrawal from an Investment Option so that the allocation of your Contract Value following the withdrawal is inconsistent with the Allocation Guidelines and Restrictions; or

e.
terminating the rebalancing of your Contract Value.

If we terminate your SecurePay 5 rider or Protective Income Manager rider due to a Prohibited Allocation instruction, you may reinstate the rider subject to certain conditions. See “Reinstating Your SecurePay 5 Rider Within 30 Days of Termination” or “Reinstating the Protective Income Manager Rider Within 30 Days of Termination,” as applicable.
OTHER OPTIONAL BENEFITS
In addition to the death benefits and the Protected Lifetime Income Benefits discussed elsewhere in the Prospectus, other optional benefits are available under the Contract. The following table summarizes information about these other benefits.
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Portfolio Rebalancing	Automatically rebalances the Sub-Accounts you select (either quarterly, semi-annually or annually) to maintain your chosen percentage allocation of Variable Account value among the Sub-Accounts.	No Charge	• If you select the SecurePay 5 or the Protective Income Manager rider, your allocations must comply with our Allocation Guidelines and Restrictions.
Dollar Cost Averaging	Automatically transfers a specific amount of money from the DCA Account or the Fixed Account to the Sub-Accounts you select, on a monthly basis over a specific period of time.	No Charge	• If you select the SecurePay 5 or the Protective Income Manager rider, your allocations must comply with our Allocation Guidelines and Restrictions.
Automatic Withdrawal Plan (“AWP”)	Automatically withdraws a level dollar amount from the Contract on a monthly or quarterly basis before the Annuity Date.	No Charge
•
If, during a Contract Year, the amount of withdrawals exceed the annual free withdrawal amount, we will deduct a surrender charge. Income taxes, including a 10% additional tax if you are younger than age 59 ½, may apply.

•
If you select the SecurePay 5 rider, AWP will reduce Benefit Base and available SecurePay withdrawals.

•
Not available if you select the Protective Income Manager rider.

SUSPENSION OR DELAY IN PAYMENTS
Payments of a withdrawal or surrender of the Variable Account value or death benefit are usually made within seven (7) calendar days. However, we may delay such payment of a withdrawal or surrender of the Variable Account value or death benefit for any period in the following circumstances where permitted by state law:
1.
when the New York Stock Exchange is closed other than the customary weekend and holiday closures;

2.
when trading on the New York Stock Exchange is restricted;

3.
when an emergency exists (as determined by the SEC as a result of which (a) the disposal of securities in the Variable Account is not reasonably practical; or (b) it is not reasonably practical to determine fairly the value of the net assets of the Variable Account);

4.
when the SEC, by order, so permits for the protection of security holders; or

5.
your premium check has not cleared your bank.

If, pursuant to SEC rules, the Invesco V.I. U.S. Government Money Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, withdrawal, surrender, or death benefit from the Invesco V.I. U.S. Government Money Portfolio Sub-Account until the Fund is liquidated. We will also delay execution of the following: (a) transfers and variable income payments from the Variable Account; (b) variable income payments from the Invesco V.I. U.S. Government Money Portfolio Sub-Account; and (c) transfers, fixed income payments, and payment of death benefit from the Guaranteed Account.
We may delay payment of a withdrawal or surrender from the Guaranteed Account for up to six months where permitted.
SUSPENSION OF CONTRACTS
If mandated under applicable law, we may be required to reject a Purchase Payment. We also may be required to provide additional information about you and your account to government regulators or law enforcement authorities. In addition, we may be required to block an Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator or law enforcement authorities.
CHARGES AND DEDUCTIONS
Surrender Charge (Contingent Deferred Sales Charge)
General
We do not deduct any charge for sales expenses from Purchase Payments at the time you make them. However, within certain time limits described below, we deduct a surrender charge (contingent deferred sales charge) from the Contract Value when you make a surrender or withdrawal before the Annuity Date or when you fully or partially surrender your Contract for a commuted value while variable income payments under Annuity Option A (payments for a certain period) are being made. (See “Annuitization, Annuity Date.”). We do not apply the surrender charge to the payment of a death benefit or when we apply your Annuity Value to an Annuity Option.
The surrender charge reimburses us for expenses related to sales and distribution of the Contract, including commissions, marketing materials, and other promotional expenses. In the event surrender charges are not sufficient to cover sales expenses, we will bear the loss; conversely, if the amount of such charges provides more than enough to cover such expenses, we will retain the excess. Protective Life does not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts. Any shortfall will be made up from Protective Life’s general assets, which may include amounts derived from the mortality and expense risk charge.
If you elect the SecurePay 5 rider, we impose a surrender charge on Excess Withdrawals but not on SecurePay Withdrawals. If you elect the Protective Income Manager rider, we impose a surrender charge on Excess Withdrawals but not on Protective Income Manager Withdrawals. (See “PROTECTED LIFETIME INCOME BENEFITS.”)
Free Withdrawal Amount
Each Contract Year you may withdraw a specified amount, called the “free withdrawal amount”, from your Contract without incurring a surrender charge. During the first Contract Year the free withdrawal amount is equal to 10% of your initial Purchase Payment. In any subsequent Contract Year the free withdrawal amount is equal to the greatest of: (1) the earnings in your Contract as of the prior Contract Anniversary; (2) 10% of your cumulative Purchase Payments as of the prior Contract Anniversary; or (3) 10% of the Contract Value as of the prior Contract Anniversary. For the purpose of determining the free withdrawal amount, earnings equal the Contract Value minus the Purchase Payments not previously assessed with a surrender charge, both measured as of the Contract Anniversary for which values are being determined. Withdrawals in excess of the free withdrawal amount in any Contract Year may be subject to surrender charges. Withdrawals, including withdrawals of the free withdrawal amount, may be subject to income taxation and may be subject to a 10% federal additional tax if taken before the Owner reaches age 59½. (See “TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders.”)
If you elect the SecurePay 5 rider, we count SecurePay Withdrawals and Excess Withdrawals when determining the free withdrawal amount.If you elect the Protective Income Manager rider, we count Protective Income Manager Withdrawals and Excess Withdrawals when determining the free withdrawal amount. (See “PROTECTED LIFETIME INCOME BENEFITS.”)

Determining the Surrender Charge
We calculate the surrender charge in the following manner:
1.
We deduct any available free withdrawal amount from the requested withdrawal amount;

2.
We allocate any withdrawal amount in excess of any free withdrawal amount to Purchase Payments (or portions of Purchase Payments) not previously assessed a surrender charge on a “first-in, first-out” (FIFO) basis; and

3.
If there is still a portion of the withdrawal amount that has not been allocated (which may occur if the amount withdrawn exceeds the free withdrawal amount plus Purchase Payments not previously assessed a surrender charge, for example, if there has been gain in the Contract Value since the previous Contract Anniversary), then we will allocate this remaining amount pro-rata to such Purchase Payments.

The surrender charge is the total of each of these allocated amounts multiplied by its applicable surrender charge percentage, as shown below. If, at the time of withdrawal, all Purchase Payments have already been withdrawn from the Contract, then we will apply the surrender charge percentage associated with the most recent Purchase Payment we accepted to the amount withdrawn (in excess of any free withdrawal amount).
Number of Full Years Elapsed Between the Date Purchase Payment was Accepted and the Date of Surrender	Surrender Charge Percentage
0	7.0%
1	6.0%
2	6.0%
3	5.0%
4	4.0%
5	3.0%
6	2.0%
7+	0%
Refer to Appendix B for an example of how the surrender charge is calculated.
We will monitor the amount of the surrender charge we assess such that the amount of any surrender charge we impose, when added to any surrender charge previously paid on the Contract, will not exceed nine percent (9%) of aggregate Purchase Payments made to date for your Contract.
Deduction of the Surrender Charge on Withdrawals
We will deduct the surrender charge associated with a withdrawal either from the amount withdrawn (a “gross” withdrawal) or from your remaining Contract Value (a “net” withdrawal), based on your instructions.
•
In a “gross” withdrawal, you request a specific withdrawal amount, and we reduce that amount by the amount of the surrender charge. Therefore, you will receive less than the dollar amount of the withdrawal you requested.

•
In a “net” withdrawal, you request a specific withdrawal amount, and we deduct the surrender charge from your remaining Contract Value by withdrawing the charge from the Investment Options in which you invest in the same proportion as the withdrawal upon which the charge is assessed. Therefore, we will deduct a larger amount from your Contract Value than the withdrawal amount you specified.

If you choose to have us withhold for taxes, we will reduce the amount we pay you by the amount we withhold.
If you do not indicate whether you would like a “gross” or a “net” withdrawal when you submit your withdrawal request, then we will process your withdrawal request as a gross withdrawal.
Waiver of Surrender Charges
We will waive any applicable surrender charge if, at any time after the first Contract Year:
1.
you are first diagnosed as having a terminal illness by a physician who is not related to you or the Annuitant; or,

2.
you enter, for a period of at least thirty (30) days, a facility which is both

a.
licensed by the state or operated pursuant to state law; and

b.
qualified as a skilled nursing home facility under Medicare or Medicaid.

The term “terminal illness” means that you are diagnosed as having a non-correctable medical condition that, with a reasonable degree of medical certainty, will result in your death in 12 months or less. A “physician” is a medical doctor licensed by a state’s Board of Medical Examiners, or similar authority in the United States, acting within the scope of his or her license. You must submit written proof satisfactory to us of a terminal illness or nursing home confinement. We reserve the right to require an examination by a physician of our choice at our expense in order to confirm the diagnosis.
Once we have granted the waiver of surrender charges under the provision described above, no surrender charges will apply to the Contract in the future and we will accept no additional Purchase Payments. If any Owner is not an individual, the waiver of surrender charge provision described above will apply to the Annuitant. For a period of one year after any change of ownership involving a natural person, we will not waive the surrender charges under the provision described above. If the surrender charge is waived, payments will still be treated as withdrawals for tax purposes. (See “Federal Tax Matters.”)
We will not apply a surrender charge if you fully surrender your Contract when the Contract Value is 25% or less of the value of the death benefit.
We may decrease or waive surrender charges on Contracts issued to a trustee, employer or similar entity pursuant to a retirement plan or when sales are made in a similar arrangement where offering the Contracts to a group of individuals under such a program results in savings of sales expenses, or where the sponsor of a Qualified Plan determines to surrender a Qualified Contract as a result of a modification to the Investment Options available under the Contract. We will determine the entitlement to such a reduction in surrender charge.
We may also waive surrender charges on withdrawals taken as a minimum distribution required under federal or state tax laws on amounts attributable to Protective Life annuity contracts. (See “QUALIFIED RETIREMENT PLANS.”) During any Contract Year, the total amount of such withdrawals will reduce the free withdrawal amount available on any subsequent withdrawal.
We also may waive surrender charges (1) for Contracts issued in connection with fee-only arrangements between the purchaser and the registered representative of the selling broker-dealer, (2) for Contracts issued to employees and registered representatives of any member of the selling group, or to officers, directors, trustees or bona-fide full time employees of Protective Life or the investment advisors of any of the Funds or their affiliated companies (based upon the Owner’s status at the time the Contract is purchased), and (3) in order to facilitate exceptions to our normally issued product guidelines. In all cases, no marketing expenses or sales commissions are associated with such Contracts. However, we do not currently issue contracts in connection with fee-only arrangements.
Mortality and Expense Risk Charge
To compensate Protective Life for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge. We deduct the mortality and expense risk charge only from the Variable Account. The charge is equal, on an annual basis, to 1.20% of the average daily net assets of the Variable Account attributable to your Contract. This fee is represented as a component of the Base Contract Expense in the Fee Table section of this Prospectus.
The mortality risk Protective Life assumes is that Annuitant(s) may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The expense risk that Protective Life assumes is the risk that the administration charge, contract maintenance fee and transfer fees may be insufficient to cover actual future expenses. We expect to make a reasonable profit with respect to the Contracts. We may make a profit or incur a loss from the mortality and expense risk charge. Any profit, including profit from the mortality and expense risk charge, may be used to finance distribution and other expenses.
Administration Charge
We will deduct an administration charge equal, on an annual basis, to 0.10% of the daily net asset value of the Variable Account attributable to your Contract. We make this deduction to reimburse Protective Life for expenses incurred in the administration of the Contract and the Variable Account. We deduct the administration charge only from the Variable Account value. This fee is represented as a component of the Base Contract Expense in the Fee Table section of this Prospectus.
Death Benefit Fees
Return of Purchase Payments Death Benefit.   We do not charge any additional fee for the Return of Purchase Payments Death Benefit.

Maximum Anniversary Value Death Benefit Fee.   If you select the Maximum Anniversary Value Death Benefit, we assess a fee to compensate us for the cost of providing this optional death benefit. The fee is equal, on an annualized basis, to 0.20% of your death benefit value measured on each Monthly Anniversary Date. The value of your Maximum Anniversary Value Death Benefit on any Monthly Anniversary Date is the greatest of  (1) your Contract Value, (2) your adjusted aggregate Purchase Payments, or (3) your greatest anniversary value attained as of that day. (See “DEATH BENEFIT, Maximum Anniversary Value Death Benefit” for a more complete description.) For example, if on a Monthly Anniversary Date your Contract Value equals $125,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the fee we deduct on that day will be based on your Contract Value of  $125,000. Alternatively, if your Contract Value equals only $115,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the fee we deduct on that day will be based on your greatest anniversary value attained of  $120,000.
Maximum Quarterly Value Death Benefit Fee.   If you select the Maximum Quarterly Value Death Benefit, we assess a fee to compensate us for the cost of providing this optional death benefit. The fee is equal, on an annualized basis, to 0.25% of your death benefit value measured on each Monthly Anniversary Date. The value of your Maximum Quarterly Value Death Benefit on any Monthly Anniversary Date is the greatest of  (1) your Contract Value, (2) your adjusted aggregate Purchase Payments, or (3) your greatest quarterly value attained as of that day. (See “DEATH BENEFIT, Maximum Quarterly Value Death Benefit” for a more complete description.) For example, if on a Monthly Anniversary Date your Contract Value equals $125,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the fee we deduct on that day will be based on your Contract Value of  $125,000. Alternatively, if your Contract Value equals only $115,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the fee we deduct on that day will be based on your greatest quarterly value attained of  $120,000.
Deduction of Maximum Anniversary and Maximum Quarterly Death Benefit Fee.   We calculate the death benefit fee as of each Monthly Anniversary Date on which the fee is assessed, and we deduct it from your Contract Value on the next Valuation Date. We will deduct the death benefit fee pro-rata from the Investment Options (e.g., in the same proportion that each Investment Option has to Contract Value). The deduction of the death benefit fee will reduce your Contract Value, but it will not otherwise reduce the value of your Maximum Anniversary Value Death Benefit or Maximum Quarterly Value Death Benefit. We deduct this fee whether or not the value of the death benefit is greater than the Contract Value on the Contract Anniversary the fee is deducted. It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract. (See “TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders.”) We do not assess a death benefit fee after the Annuity Date.
SecurePay Fee
We deduct a fee for the SecurePay 5 rider that compensates us for the costs and risks we assume in providing this benefit. This SecurePay Fee is a percentage of the Benefit Base. We deduct this fee from your Contract Value on the Valuation Date that occurs after each Valuation Period containing a Monthly Anniversary Date. The SecurePay Fee is deducted from the Sub-Accounts of the Variable Account only; it is not deducted from the assets in the DCA Account. Accordingly, you must have transferred some assets from your DCA Account to Sub-Accounts in accordance with our Allocation Guidelines and Restrictions before the fee is charged.
Information regarding the current fee for the SecurePay 5 rider can be found in the Rate Sheet Prospectus Supplement that accompanies your Prospectus. See “Rate Sheet Prospectus Supplement Information.” We reserve the right to increase the SecurePay Fee up to the maximum stated above if, in our sole discretion, such change is necessary or appropriate to mitigate the risks and costs Protective Life assumes in offering the riders. We will not increase the SecurePay Fee above a maximum of 2.00% (2.20% under RightTime) of the Benefit Base, however.
If we increase the SecurePay Fee, we will give you at least 30 days’ written notice prior to the increase. You may elect not to pay the increase in your SecurePay Fee. If you elect not to pay the increased SecurePay Fee, your SecurePay rider will not terminate, but your Benefit Base will be capped at its then current value (i.e., your SecurePay Anniversary Value will be reset to $0) and you will give up the opportunity for any future increases in the Benefit Base if your Contract Value exceeds your Benefit Base on subsequent Contract Anniversaries. You will continue to be assessed your current SecurePay Fee. We also will no longer calculate the SecurePay Roll-up Value when determining your Benefit Base if you elect not to pay the increase in your SecurePay Fee. You will continue to be assessed your current SecurePay Fee, even though you will no longer be entitled to additional SecurePay Roll-up Values. See “SecurePay 5.”
SecurePay Medical Evaluation Fee.   Under the SecurePay 5 rider, we will assess a charge for evaluating your request for an increased Annual Withdrawal Amount (“AWA”) if we determine that you qualify for an increased AWA and you elect to begin taking your SecurePay Withdrawals at the increased AWA. However, if you request an increase in AWA under the SecurePay ME feature more than twice, we will deduct the charge from your current Contract Value whether or not we determine that you qualify for an increased AWA and whether or not you begin taking your SecurePay Withdrawals at the increased AWA. The current fee is $150 for Single Coverage and $300 for Joint Coverage if the AWA is increased. Although we may increase this charge, it will not be more than $300 per Covered Person. We will deduct the charge from your current Contract Value when you submit your Benefit Election Form. It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract. (See “FEDERAL TAX MATTERS.”)
Protective Income Manager Fee
Beginning May 1, 2021, the Protective Income Manager is no longer available for purchase.
We deduct a monthly fee for the Protective Income Manager rider that compensates us for the costs and risks we assume in providing this benefit. The fee is a percentage of the greatest of:
a.
the Contract Value on each Monthly Anniversary Date;

b.
the Contract Value on the later of the Rider Issue Date or the most recent Reset Date; or

c.
the sum of all Purchase Payments received (including your initial Purchase Payment), less any Excess Withdrawals made, during the 120-day period following the Rider Issue Date.

The percentage is currently 1.20% (1.30% under RightTime) on an annual basis.
We calculate the monthly Protective Income Manager fee on each Monthly Anniversary Date following the Rider Issue Date, and continue to calculate the fee monthly through the Annuity Date. We deduct the fee on the following Valuation Date from the Sub-Accounts of the Variable Account only. The fee is not deducted from the assets in the DCA Account. Accordingly, you must have transferred some assets from your DCA Account to one or more Sub-Accounts in accordance with our Allocation Guidelines and Restrictions before the fee is charged. We treat the deduction of the monthly fee as a withdrawal, but we will not reduce any free surrender amount available under the Contract, and we will not treat the deduction as an Excess Withdrawal under the rider.
We reserve the right to increase the Protective Income Manager fee if, in our sole discretion, the increase is necessary or appropriate to cover the costs Protective Life incurs to mitigate the risks associated with offering the rider. The fee will never exceed 2.00% on an annual basis (2.20% under RightTime). If we increase the Protective Income Manager fee, we will give you at least 30 days’ written notice prior to the increase. You may elect not to pay the increase in your Protective Income Manager fee. We must receive your Written Notice declining the increase before the end of the Valuation Period during which the new Protective Income Manager fee becomes effective. If you elect not to pay the increased Protective Income Manager fee, then we will “lock in” your most recent Protective Income Manager Payment Factor and will use this factor when we calculate your Optimal Withdrawal Amount on all future Contract Anniversaries. Your Protective Income Manager Payment Factor will never change, even if there is a Reset following the date you elect not to pay the fee increase. This could ultimately mean a significant reduction in your future Optimal Withdrawal Amount because the Protective Income Manager Payment Factors are designed to increase each year.You should carefully consider whether or not it is in your best interest to decline an increase in the Protective Income Manager fee. See “Protective Income Manager.”
Transfer Fee
Currently, there is no charge for transfers. Protective Life reserves the right, however, to charge $25 for each transfer after the first 12 transfers in any Contract Year if Protective Life determines, in its sole discretion, that the number of transfers or the cost of processing such transfers is excessive. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. For the purpose of assessing the fee, we would consider each request to be one transfer, regardless of the number of Investment Options affected by the transfer in one day. We would deduct the fee from the amount being transferred.
Contract Maintenance Fee
Prior to the Annuity Date, we deduct a contract maintenance fee of  $30 from the Contract Value on each Contract Anniversary, and on any day that you surrender the Contract other than the Contract Anniversary. We will deduct the contract maintenance fee from the Investment Options in the same proportion as their values are to the Contract Value. We will waive the contract maintenance fee in the event the Contract Value or the aggregate Purchase Payments reduced by surrenders and associated surrender charges (if applicable) equals or exceeds $100,000 on the date we are to deduct the contract maintenance fee. We deduct the contract maintenance fee to compensate us for certain fixed costs we bear in administering the Contract.

Fund Expenses
The net assets of each Sub-Account of the Variable Account will reflect the investment management fees and other operating expenses the Funds incur. For each Fund, an investment manager receives a daily fee for its services. Some Funds also deduct 12b-1 fees from Fund assets. Over time these fees, which are paid out of a Fund’s assets on an ongoing basis, will increase the cost of an investment in Fund shares. (See the prospectuses for the Funds for information about the Funds.)
Premium Taxes
New York does not currently impose premium taxes on variable annuities. If premium taxes did apply to your Contract, we would deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a withdrawal or surrender, death or annuitization.
Other Taxes
Currently, no charge will be made against the Variable Account for federal, state or local taxes. We reserve the right, however, to deduct a charge for taxes attributable to the operation of the Variable Account.
Other Information
We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions and other compensation to the broker-dealers for selling the Contracts. You do not directly pay the commissions and other compensation, we do. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Contract benefits through the fees and charges imposed under the Contracts. (See “DISTRIBUTION OF THE CONTRACTS” for more information about payments we make to the broker-dealers.)
ANNUITY PAYMENTS
Annuity Date
On the Issue Date, the Annuity Date is the oldest Owner’s or Annuitant’s 95th birthday. You may elect a different Annuity Date, provided that it is no later than the oldest Owner’s or Annuitant’s 95th birthday (the “Maximum Annuity Date”). You may not choose an Annuity Date that is less than 1 year after the Issue Date. Distributions from Qualified Contracts may be required before the Annuity Date. We will terminate a SecurePay rider or the Protective Income Manager rider if in effect on the Annuity Date. (See “Protected Lifetime Income Benefits.”)
Changing the Annuity Date
The Owner may change the Annuity Date by Written Notice. The new Annuity Date must be at least 30 days after the date we receive Written Notice and no later than the oldest Owner’s or Annuitant’s 95th birthday. You may not choose a new Annuity Date that is less than 1 year after the Issue Date. You also must elect as your Annuity Option either payments for the life of the Annuitant with no certain period or for a certain period of no less than 10 years.
Annuity Value
The Annuity Value is the amount we will apply to the Annuity Option you have selected. Generally the Annuity Value is your Contract Value on the Annuity Date, less any applicable fees, charges and premium tax on that date. In the circumstances described below, however, we may use an Annuity Value that is higher than the Contract Value.
PayStream Plus® Annuitization Benefit
If your Annuity Date is on or after your 10th Contract Anniversary and you select Annuity Option B (life income with or without a certain period) with a certain period of at least 10 years, your Annuity Value will be your Contract Value on the Annuity Date plus 2% of the Contract Value on that date, less any applicable fees, charges and premium tax.
Annuity Income Payments
On the Annuity Date, we will apply your Annuity Value to the Annuity Option you have selected to determine your annuity income payment. You may elect to receive a fixed income payment, a variable income payment, or a combination of both using the same Annuity Option and certain period. You have the option of choosing to receive annuity income payments monthly, quarterly, semi-annually, or annually.

Fixed Income Payments
Fixed income payments are periodic payments from Protective Life to the designated Payee, the amount of which is fixed and guaranteed by Protective Life. Fixed income payments are not in any way dependent upon the investment experience of the Variable Account. Once fixed income payments have begun, they may not be surrendered.
Variable Income Payments
Variable income payments are periodic payments from Protective Life to the designated Payee, the amount of which varies from one payment to the next as a reflection of the net investment experience of the Sub-Account(s) you select to support the payments. You may fully or partially surrender variable income payments for a commuted value if those payments are being made under Annuity Option A (payments for a certain period). “Commuted value” is the present value of the future variable income payments made over the selected certain period, discounted back at an Assumed Investment Return. Refer to Appendix C for an explanation of the commuted value calculation. You may not surrender variable income payments if those payments are being made under Annuity Option B (life income with or without a certain period).
A surrender charge will apply if you fully or partially surrender variable income payments within 7 years after our receipt of any Purchase Payment. In this case, the surrender charge will be determined as described in the “CHARGES AND DEDUCTIONS, Surrender Charge” section of this Prospectus, but without regard to any free withdrawal amount that may have otherwise been available.
Annuity Units
On the Annuity Date, we will apply the Annuity Value you have allocated to variable income payments (less applicable charges and premium taxes) to the variable Annuity Option you have selected. Using an interest assumption of 5%, we will determine the dollar amount that would equal a variable income payment if a payment were made on that date. (No payment is actually made on that date.) We will then allocate that dollar amount among the Sub-Accounts you selected to support your variable income payments, and we will determine the number of Annuity Units in each of those Sub-Accounts that is credited to your Contract. We will make this determination based on the Annuity Unit values established at the close of regular trading on the New York Stock Exchange on the Annuity Date. If the Annuity Date is a day on which the New York Stock Exchange is closed, we will determine the number of Annuity Units on the next day the New York Stock Exchange is open. The number of Annuity Units attributable to each Sub-Account under a Contract generally remains constant unless there is an exchange of Annuity Units between Sub-Accounts.
Determining the Amount of Variable Income Payments
We will determine the amount of your variable income payment no earlier than five Valuation Dates before the date on which a payment is due, using values established at the close of regular trading on the New York Stock Exchange that day.
We determine the dollar amount of each variable income payment attributable to each Sub-Account by multiplying the number of Annuity Units of that Sub-Account credited to your Contract by the Annuity Unit value (described below) for that Sub-Account on the Valuation Period during which the payment is determined. The dollar value of each variable income payment is the sum of the variable income payments attributable to each Sub-Account.
The Annuity Unit value of each Sub-Account for any Valuation Period is equal to (a) multiplied by (b) divided by (c) where:
a.
is the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated;

b.
is the Annuity Unit value for the preceding Valuation Period; and

c.
is a daily Assumed Investment Return (AIR) factor adjusted for the number of days in the Valuation Period.

The AIR is equal to 5%.
If the net investment return of the Sub-Account for a variable income payment period is equal to the AIR during that period, the variable income payment attributable to that Sub-Account for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the AIR for that period, the payment for that period will be greater than the payment for the prior period; to the extent that such net investment return falls short of the AIR for that period, the payment for that period will be less than the payment for the prior period.
Refer to Appendix C for an explanation of the variable income payment calculation.

Exchange of Annuity Units
After the Annuity Date, you may exchange the dollar amount of a designated number of Annuity Units of a particular Sub-Account for an equivalent dollar amount of Annuity Units of another Sub-Account. On the date of the exchange, the dollar amount of a variable income payment generated from the Annuity Units of either Sub-Account would be the same. We allow only one exchange between Sub-Accounts in any calendar month, and allow no exchanges between the Guaranteed Account and the Variable Account.
Annuity Options
You may select an Annuity Option, or change your selection by Written Notice that Protective Life receives no later than 30 days before the Annuity Date. You may not change your selection of an Annuity Option less than 30 days before the Annuity Date. We will send you a notice in advance of your Annuity Date which asks you to select your Annuity Option. Your choice of Annuity Option may be limited, depending on your use of the Contract. If you have not selected an Annuity Option within 30 days of the Annuity Date, we will apply your Annuity Value to Option B — Life Income with Payments for a 10 Year Certain Period, with the Variable Account value used to purchase variable income payments and the Guaranteed Account value used to purchase fixed income payments.
Generally, you may select from among the Annuity Options described below. However, certain Annuity Options and/or certain period durations may not be available, depending on the age of the Annuitant and whether your Contract is a Qualified Contract that is subject to limitations under the Required Minimum Distribution rules of Section 401(a)(9) of the Code. In addition, once annuity payments start under an Annuity Option, it may be necessary to modify those payments following the Annuitant’s death in order to comply with the Required Minimum Distribution rules, if your Annuity is a Qualified Contract. For a discussion of the post-death distribution requirements for Qualified Contracts, see “QUALIFIED RETIREMENT PLANS, Required Minimum Distributions Upon Your Death.”
Option A — Payments For a Certain Period:
We will make payments for the period you select. No certain period may be longer than 30 years. Payments under this Annuity Option do not depend on the life of an Annuitant.
Option B — Life Income With Or Without A Certain Period:
Payments are based on the life of the named Annuitant(s). If you elect to include a certain period, we will make payments for the lifetime of the Annuitant(s), with payments guaranteed for the certain period you select. No certain period may be longer than 30 years. Payments stop at the end of the selected certain period or when the Annuitant(s) dies, whichever is later. We reserve the right to demand proof that the Annuitant(s) is living prior to making any payment under Option B. If no certain period is selected, no payments will be made after the death of the Annuitant(s), no matter how few or how many payments have been made. This means the Payee will receive no annuity payments if the Annuitant(s) dies before the first scheduled payment, will receive only one payment if death occurs before the second scheduled payment, and so on.
Additional Option:
You may use the Annuity Value to purchase any annuity contract that we offer on the date you elect this option.
When selecting an Annuity Option, you should bear in mind that the amount of each payment for a certain period compared to the amount of each payment for life (either with or without a certain period) depends on the length of the certain period chosen and the life expectancy of the Annuitant(s). The longer the life expectancy, the lower the payments. Generally, the shorter the certain period chosen, the higher the payments. In addition, more frequent payments will generally result in lower payment amounts, and conversely, less frequent payments will result in higher payment amounts. You also should consider that, assuming Annuitants with the same life expectancy, choosing Option B — Life Income Without a Certain Period will result in larger annuity payments than Option B — Life Income with a Certain Period (although the Payee will receive more payments under Option B — Life Income with a Certain Period if the Annuitant dies before the end of the certain period). You should consult your sales representative to discuss which Annuity Option would be most appropriate for your circumstances.
At this time Protective does not allow a “partial annuitization,” i.e., we do not allow you to apply a portion of your Contract Value to an annuity option while maintaining the remaining Contract Value available for withdrawals or a surrender. However, in the future we may allow a partial annuitization subject to our then applicable rules and procedures.
Minimum Amounts
If your Annuity Value is less than $2,000 on the Annuity Date, we reserve the right to pay the Annuity Value in one lump sum if, in our sole discretion, we determine that a single payment is necessary to avoid excessive administrative costs. If at any time your annuity income payments are less than the minimum payment amount according to the Company’s rules then in effect, we reserve the right to change the frequency to an interval that will result in a payment at least equal to the minimum. The current minimum payment amount is $50, but we reserve the right to change that amount in the future.
Death of Annuitant or Owner After Annuity Date
In the event of the death of any Owner on or after the Annuity Date, the Beneficiary will become the new Owner. If any Owner or Annuitant dies on or after the Annuity Date and before all benefits under the Annuity Option you selected have been paid, we generally will pay any remaining portion of such benefits at least as rapidly as under the Annuity Option in effect when the Owner or Annuitant died. However, in the case of a Qualified Contract, the Required Minimum Distribution rules of Code Section 401(a)(9) may require any remaining portion of such benefits to be paid more rapidly than originally scheduled. In that regard, it is important to understand that in the case of a Qualified Contract, once annuity payments start under an Annuity Option it may be necessary to modify those payments following the Annuitant’s death in order to comply with the Required Minimum Distribution rules. See “QUALIFIED RETIREMENT PLANS, Required Minimum Distributions Upon Your Death.” After the death of the Annuitant, any remaining payments shall be payable to the Beneficiary unless you specified otherwise before the Annuitant’s death.
YIELDS AND TOTAL RETURNS
From time to time, Protective Life may advertise or include in sales literature yields, effective yields, and total returns for the Sub-Accounts. These figures are based on historic results and do not indicate or project future performance.
Yields, effective yields, and total returns for the Sub-Accounts are based on the investment performance of the corresponding Funds. The Funds’ performance also reflects the Funds’ expenses, including any 12b-1 fees. Certain of the expenses of each Fund may be reimbursed by the investment manager. See the prospectuses for the Funds.
Yields
The yield of the Invesco V.I. U.S. Government Money Portfolio Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. The SEC Standardized yield is calculated by assuming that the income generated for that seven-day period is generated each seven day period over a 52 week period and is shown as a percentage of the investment. The SEC Standardized effective yield is calculated similarly but when annualized the income earned by an investment in the Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.
The yield of a Sub-Account (except the Invesco V.I. U.S. Government Money Portfolio Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified 30 day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30 day or one month period is generated each period over a 12 month period and is shown as a percentage of the investment.
Information regarding the current yield of the Invesco V.I. U.S. Government Money Portfolio Sub-Account as well as the performance of the other Sub-Accounts can be found at https://apps.myprotective.com/vavulperformance/Views/default.aspx. Both SEC standardized and non-SEC standardized data are available.
Total Returns
The total return of a Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Sub-Account for various periods of time including a period measured from the date the Sub-Account commenced operations. Average annual total return refers to total return quotations that are based on an average return over various periods of time.
Certain Funds have been in existence prior to the investment by the Sub-Accounts in such Funds. Protective Life may advertise and include in sales literature the performance of the Sub-Accounts that invest in these Funds for these prior periods. The performance information of any period prior to the investments by the Sub-Accounts is calculated as if the Sub-Accounts had invested in those Funds during those periods, using current charges and expenses associated with the Contract.
Standardized Average Annual Total Returns
The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of  $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which the quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Sub-Account from the beginning date of the measuring period to the end of that period. This SEC standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied under the Contract and any surrender charges that would apply if you terminated the Contract at the end of each indicated period, but excluding any deductions for premium taxes.
When a Sub-Account has been in operation prior to the commencement of the offering of the Contract described in this Prospectus, Protective Life may advertise and include in sales literature the performance of the Sub-Accounts for these prior periods. The Sub-Account performance information of any period prior to the commencement of the offering of the Contract is calculated as if the Contract had been offered during those periods, using current charges and expenses.
Until a Sub-Account (other than the Invesco V.I. U.S. Government Money Portfolio Sub-Account) has been in operation for 10 years, Protective Life will always include quotes of standard average annual total return for the period measured from the date that Sub-Account began operations. When a Sub-Account (other than the Invesco V.I. U.S. Government Money Portfolio Sub-Account) has been in operation for one, five and ten years, respectively, the standard version average annual total return for these periods will be provided.
Non-Standard Average Annual Total Returns
In addition to the standard version of average annual total return described above, total return performance information computed on non-standard bases may be used in advertisements or sales literature. Non-standard average annual total return information may be presented, computed on the same basis as the standard version except deductions may not include the surrender charges or the contract maintenance fee. In addition, Protective Life may from time to time disclose average annual total return in other non-standard formats and cumulative total return for Contracts funded by the Sub-Accounts.
Protective Life may, from time to time, also disclose yield, standard average annual total returns, and non-standard total returns for the Funds.
Non-standard performance data will only be disclosed if the standard performance data for the periods described in “Standardized Average Annual Total Returns,” above, is also disclosed.
Performance Comparisons
Protective Life may, from time to time, advertise or include in sales literature Sub-Account performance relative to certain performance rankings and indices compiled by independent organizations. In advertising and sales literature, the performance of each Sub-Account may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to each of the Sub-Accounts. Lipper Analytical Services, Inc. (“Lipper”), the Variable Annuity Research Data Service (“VARDS”), and Morningstar Inc. (“Morningstar”) are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.
Lipper and Morningstar rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, Morningstar and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.
Advertising and sales literature may also compare the performance of each Sub-Account to the Standard & Poor’s Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any “deduction” for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.
Other Matters
Protective Life may also report other information including the effect of tax-deferred compounding on a Sub-Account’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.
All income and capital gains derived from Sub-Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Fund’s investment experience is positive.

FEDERAL TAX MATTERS
Introduction
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.
This discussion does not address Federal estate, gift, or generation skipping transfer taxes, or any state or local tax consequences associated with the purchase of the Contract. In addition, Protective Life makes no guarantee regarding any tax treatment — federal, state or local — of any Contract or of any transaction involving a Contract.
The Company’s Tax Status
Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a “regulated investment company” under the Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a Contract. Protective Life does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the Variable Account, and therefore does not intend to make provision for any such taxes. If Protective Life is taxed on investment income or capital gains of the Variable Account, then Protective Life may impose a charge against the Variable Account in order to make provision for such taxes.
TAXATION OF ANNUITIES IN GENERAL
Tax Deferral During Accumulation Period
Under existing provisions of the Code, except as described below, any increase in an Owner’s Contract Value is generally not taxable to the Owner until received, either in the form of annuity payments as contemplated by the Contracts, or in some other form of distribution. However, this rule applies only if:
1.
the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations;

2.
the Company, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and

3.
the Owner is an individual (or an individual is treated as the Owner for tax purposes).

Diversification Requirements
The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Contract Value over the premiums paid for the Contract. Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.
Ownership Treatment
In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be currently includable in the contract owners’ gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.
The ownership rights under the Contract are similar to, but differ in certain respects from, the ownership rights described in certain IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus not currently taxable on the income and gains). For example, the Owner of this Contract has the choice of more Investment Options to which to allocate Purchase Payments and Variable Account values than were addressed in such rulings. These differences could result in the Owner being treated as the owner of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, the Company does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or IRS may issue. Protective Life therefore reserves the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance such efforts would be successful.
Nonnatural Owner
As a general rule, Contracts held by “nonnatural persons” such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this general rule for nonnatural Owners. First, Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person. Thus, if a group Contract is held by a trust or other entity as an agent for certificate owners who are individuals, those individuals should be treated as owning an annuity for federal income tax purposes. However, this special exception will not apply in the case of any employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for its employees.
In addition, exceptions to the general rule for nonnatural Owners will apply with respect to:
1.
Contracts acquired by an estate of a decedent by reason of the death of the decedent;

2.
Certain Qualified Contracts;

3.
Contracts purchased by employers upon the termination of certain Qualified Plans;

4.
Certain Contracts used in connection with structured settlement agreements; and

5.
Contracts purchased with a single purchase payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Delayed Annuity Dates
If the Contract’s Annuity Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., past age 95), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner’s income.
The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.
Taxation of Withdrawals and Surrenders
In the case of a withdrawal, amounts you receive are generally includable in income to the extent your Contract Value before the surrender exceeds your “investment in the contract” (defined below). All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. Amounts received under an automatic withdrawal plan are treated for tax purposes as withdrawals, not annuity payments. In the case of a surrender, amounts received are includable in income to the extent they exceed the “investment in the contract.” For these purposes, the “investment in the contract” at any time equals the total of the Purchase Payments made under the Contract to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain contributions to Qualified Contracts) less any amounts previously received from the Contract which were not includable in income.
Withdrawals and surrenders may be subject to a 10% additional tax. (See “Penalty Tax on Premature Distributions.”) Withdrawals and surrenders may also be subject to federal income tax withholding requirements. (See “FEDERAL INCOME TAX WITHHOLDING.”)
Under the Waiver of Surrender Charges provision of the Contract, amounts we distribute may not be subject to surrender charges if you have a terminal illness or enter, for a period of at least 90 days, certain nursing home facilities. However, such distributions will still be treated as withdrawals for federal income tax purposes.
As described elsewhere in this Prospectus, the Company assesses a fee with respect to the Maximum Anniversary Value Death Benefit and the Maximum Quarterly Value Death Benefit. The Company also assesses a fee for determining whether it will allow an increased amount of SecurePay Withdrawals for certain medical conditions. It is possible that these fees (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract.

Taxation of Annuity Payments
Normally, the portion of each annuity income payment taxable as ordinary income equals the excess of the payment over the exclusion amount. In the case of variable income payments, the exclusion amount is the “investment in the contract” (defined above) you allocate to the variable Annuity Option when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected (as determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the investment in the contract you allocate to the fixed Annuity Option, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments for the term of the Contract (determined under Treasury Department regulations).
Once the total amount of the investment in the contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.
There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another within the meaning of federal tax law. You should consult a tax adviser in those situations.
Annuity income payments may be subject to federal income tax withholding requirements. (See “FEDERAL INCOME TAX WITHHOLDING.”)
Tax Consequences of Protected Lifetime Income Benefits
Withdrawals, pledges, or gifts.   In general, withdrawals under the Protected Lifetime Income Benefits are treated for tax purposes as withdrawals. As described elsewhere, in the case of a withdrawal, an assignment or pledge of any portion of a Contract, or a transfer of the Contract without adequate consideration, the Owner will be required to include in income an amount determined by reference to the excess of his or her Contract Value (“cash surrender value” in the case of a transfer without adequate consideration) over the “investment in the contract” at the time of the transaction. If you purchase a SecurePay or Protective Income Manager rider, the IRS may determine that the income in connection with such transactions should be determined by reference to the excess of the greater of  (1) the AWA or Optimal Withdrawal Amount, as applicableor (2) the Contract Value (“cash surrender value” in the case of a transfer without adequate consideration) over the “investment in the contract.”
Annuity Payments.   If the oldest Owner’s or Annuitant’s 95th birthday occurs while the SecurePay 5 or Protective Income Manager rider is in effect, and we provide monthly payments equal to the greater of  (1) the AWA or Optimal Withdrawal Amount, as applicable, divided by 12, and (2) payments under a life annuity with a 10 year certain period, we will treat such monthly payments as annuity income payments. Also, if the Contract Value is reduced to zero due to the deduction of fees and charges or a SecurePay 5 or Protective Income Manager Withdrawal, we will treat periodic payments made on or after the Annuity Date established under the SecurePay 5 or Protective Income Manager settlement as annuity income payments. As described above, annuity income payments are includable in gross income to the extent they exceed the exclusion amount. Once the total amount of the investment in the contract is excluded from income, annuity income payments will be fully taxable. It is possible that the total amount of the investment in the contract will be excluded from income as a result of withdrawals taken prior to the Annuity Date established under the SecurePay 5 or Protective Income Manager settlement, in which case all payments made on or after that date will be fully includable in income.
Taxation of Death Benefit Proceeds
Prior to the Annuity Date, we may distribute amounts from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. Such death benefit proceeds are includable in income as follows:
1.
if distributed in a lump sum, they are taxed in the same manner as a surrender, as described above; or

2.
if distributed under an Annuity Option, they are taxed in the same manner as annuity income payments, as described above.

After the Annuity Date, if a guaranteed period exists under a life income Annuity Option and the Annuitant dies before the end of that period, payments we make to the Beneficiary for the remainder of that period are includable in income as follows:
1.
if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or

2.
if distributed in accordance with the existing Annuity Option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity income payments thereafter are fully includable in income.

Proceeds payable on death may be subject to federal income tax withholding requirements. (See “FEDERAL INCOME TAX WITHHOLDING.”)
Assignments, Pledges, and Gratuitous Transfers
Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of  (or agreement to assign or pledge) any portion of the Contract Value is treated for federal income tax purposes as a withdrawal of such amount or portion. If the entire Contract Value is assigned or pledged, subsequent increases in the Contract Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The investment in the contract is increased by the amount included in income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner’s spouse (or to a former spouse incident to divorce), the Owner will be required to include in income the difference between the “cash surrender value” and the investment in the contract at the time of transfer. In such case, the transferee’s “investment in the contract” will increase to reflect the increase in the transferor’s income. The exceptions for transfers to the Owner’s spouse (or to a former spouse) are limited to individuals that are treated as spouses under federal tax law.
Additional Tax on Premature Distributions
Where we have not issued the Contract in connection with a Qualified Plan, there generally is a 10% additional tax on the amount of any payment from the Contract (e.g. withdrawals, surrenders, annuity payments, death benefit proceeds, assignments, pledges, and gratuitous transfers) that is includable in income unless the payment is:
a.
received on or after the Owner reaches age 59½;

b.
attributable to the Owner’s becoming disabled (as defined in the tax law);

c.
made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);

d.
made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary (as defined in the tax law); or

e.
made under a Contract purchased with a single Purchase Payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Certain other exceptions to the 10% additional tax not described herein also may apply. (Similar rules, discussed below, apply in the case of certain Qualified Contracts.)
Aggregation of Contracts
In certain circumstances, the IRS may determine the amount of an annuity income payment, withdrawal, or a surrender from a Contract that is includable in income by combining some or all of the annuity contracts a person owns that were not issued in connection with Qualified Plans. For example, if a person purchases a Contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity issued by Protective Life (or its affiliates), the IRS may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment that was not received as an annuity (including surrenders or withdrawals prior to the Annuity Date) is includable in income. The effects of such aggregation are not always clear; however, it could affect the amount of a withdrawal, surrender, or an annuity payment that is taxable and the amount which might be subject to the 10% additional tax described above.
Exchanges of Annuity Contracts
We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the Contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a withdrawal, surrender, annuity income payment, or death benefit).

If you exchange part of an existing contract for the Contract, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% additional tax.
You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 180 days after the exchange.
Medicare Hospital Insurance Tax on Certain Distributions
A Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to all taxable distributions from non-Qualified Contracts. This tax only applies to taxpayers with “modified adjusted gross income” above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.
Loss of Interest Deduction Where Contract Is Held By or For the Benefit of Certain Nonnatural Persons
In the case of Contracts issued after June 8, 1997, to a nonnatural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, that entity’s general interest deduction under the Code may be limited. More specifically, a portion of its otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that the Owner received or accrued during the taxable year. Entities that are considering purchasing the Contract, or entities that will be Beneficiaries under a Contract, should consult a tax adviser.
QUALIFIED RETIREMENT PLANS
In General
The Contracts are also designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Many Qualified Plans provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans and employee benefit plans or arrangements alone. Those who are considering the purchase of a Contract for use in connection with a Qualified Plan should consider, in evaluating the suitability of the Contract, that the Contract with the Protective Income Manager requires a minimum initial Purchase Payment of at least $25,000 and that additional Purchase Payments may be limited or not accepted. Numerous special tax rules apply to the participants in Qualified Plans and to Contracts used in connection with Qualified Plans. Therefore, we make no attempt in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Contracts often differ from federal income tax rules, and this prospectus does not describe any of these differences. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.
The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for surrenders, automatic withdrawals, withdrawals, and annuity income payments under Qualified Contracts, there may be no “investment in the contract” and the total amount received may be taxable. Both the amount of the contribution that you and/or your employer may make, and the tax deduction or exclusion that you and/or your employer may claim for such contribution, are limited under Qualified Plans.
Temporary Rules under the CARES Act
On March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic SecurityAct (the “CARES Act”). The CARES Act included temporary relief during 2020 from certainof the tax rules applicable to IRAs and qualified plans. For example, the CARES Act modified the required minimum distribution rules for 2020 and provided more favorable tax treatment for certain qualified “coronavirus-related distributions” in 2020. Some of this temporary relief may continue to impact federal income taxes for years after 2020. You should consult with a tax and/or legal adviser to determine if any CARES Act relief you may have received affects your taxes for years after 2020.
Required Minimum Distributions
In General.    In the case of Qualified Contracts, rules imposed by Section 401(a)(9) of the Code determine the time at which distributions must commence to you or your beneficiary and the manner in which the minimum amount of the distribution is computed (the “RMD” rules). Legislation passed in 2019 (the “SECURE Act”) changed a number of the RMD rules applicable to distributions after the death of a Qualified Contact owner. These changes were generally effective for deaths occurring after 2019. This discussion describes only those new RMD rules and not those of prior law, which remain applicable in certain circumstances. Failure to complywith the RMD rules may result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which the minimum required distribution exceeds the actualdistribution from the QualifiedPlan.
When Distributions Must Begin.   Distributions of minimum amounts (as specified in the RMD rules) must commence from Qualified Plans by the “required beginning date.” In the case of Individual Retirement Accounts or Annuities (IRAs), this generally means April 1 of the calendar year following the calendar year in which the Owner attains age 72 (or 70½ forOwners born beforeJuly 1, 1949). In the case of certain other Qualified Plans,distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires.
Annual Distribution Amount.   If you choose to take RMDs in the form of withdrawals, the annual amount to be distributed is determined by dividing your Contract’s account value by the applicable factor from IRS life expectancy tables. The death benefit under your Contract, the benefits under the SecurePay rider, and certain other benefits of your Contract may increase the amount of the minimum required distribution that must be taken from your Contract. If your Contract is an IRA, Protective Life will calculate your RMDs during your lifetime if you ask us to do so.
Death Before Your Required Beginning Date.    In general, if you die before your required beginning date, and you have a designated beneficiary, any remaining interest in your Contract must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”). A designated beneficiary is any individual designated as a beneficiary by the IRA owner or an employee-annuitant. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin within a year of your death. Special rules apply to EDBs who are minors and beneficiaries that are not individuals.
Death On Or After Your Required Beginning Date.    In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Contract must continue to be distributed over the longer of your remaining life expectancy and your beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your beneficiary is an EDB (other than a minor child), distributions must continue over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death. Special rules apply to EDBs who are minors, EDBs who are older than the Owner, and beneficiaries that are not individuals.
Spousal Continuation.    If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after their death by transferring the remaining interest tax-free to your surviving spouse’s own IRA,or by treating your IRA as your surviving spouse’s own IRA.
Annuity Payments.   If you choose to take some or all of your RMDs in the form of annuity payments rather than withdrawals, the payments may be made over your life, your life and the life of your designated beneficiary, for a certain period, or for life with or without a period certain. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be accelerated at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Protective Life) in order to comply with the post-death distribution requirements.
The minimum distribution requirements are complex and unclear in numerous respects. The manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
Additional Tax on Premature Distributions
There may be a 10% additional tax under section 72(t) of the Code on the taxable amount of payments from certain Qualified Contracts. There are exceptions to this additional tax which vary depending on the type of Qualified Plan. In the case of an IRA, exceptions provide that the additional tax does not apply to a payment:
a.
received on or after the date the Owner reaches age 59½;

b.
received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

c.
made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and his designated beneficiary (as defined in the tax law).

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Section 401, exception “c” above for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the additional tax does not apply to certain distributions from IRAs which are used for qualified first time home purchases, for qualified higher education expenses, or in the case of a qualified birth or adoption. You must meet special conditions to be eligible for these three exceptions to the additional tax. Those wishing to take a distribution from an IRA for these purposes should consult their tax adviser. Certain other exceptions to the 10% additional tax not described herein also may apply.
Other Considerations
When issued in connection with a Qualified Plan, we will amend a Contract as generally necessary to conform to the requirements of the plan. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, the Company shall not be bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the Contract, unless the Company consents.
Following are brief descriptions of various types of Qualified Plans in connection with which the Company may issue a Contract.
Individual Retirement Accounts and Annuities
Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA. If you use this Contract in connection with an IRA, the Owner and Annuitant generally must be the same individual and generally may not be changed. IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible, and on the time when distributions must commence. Also, subject to the direct rollover and mandatory withholding requirements (discussed below), you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.
However, you may not use the Contract in connection with a “Coverdell Education Savings Account” (formerly known as an “Education IRA”) under Section 530 of the Code, a “Simplified Employee Pension” under Section 408(k) of the Code, or a “Simple IRA” under Section 408(p) of the Code.
Roth IRAs
Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” from a Roth IRA will be excludable from income.
A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be either (1) made after the Owner attains the age of 59½; (2) made after the Owner’s death; (3) attributable to the Owner being disabled; or (4) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code. In addition, distributions from Roth IRAs need not commence during the Owner’s lifetime. A Roth IRA may accept a “qualified rollover contribution” from a (1) non-Roth IRA, (2) a “designated Roth account” maintained under a Qualified Plan, and (3) certain Qualified Plans of eligible individuals. Special rules apply to rollovers to Roth IRAs from Qualified Plans and from designated Roth accounts under Qualified Plans. You should seek competent advice before making such a rollover.
A conversion of a traditional IRA to a Roth IRA, and a rollover from any other eligible retirement plan to a Roth IRA, made after December 31, 2017, cannot be recharacterized as having been made to a traditional IRA.
IRA to IRA Rollovers and Transfers
A rollover contribution is a tax-free movement of amounts from one IRA to another within 60 days after you receive the distribution. In particular, a distribution from a non-Roth IRA generally may be rolled over tax-free within 60 days to another non-Roth IRA, and a distribution from a Roth IRA generally may be rolled over tax-free within 60 days to another Roth IRA. A distribution from a Roth IRA may not be rolled over (or transferred) tax-free to a non-Roth IRA.
A rollover from any one of your IRAs (including IRAs you have with another company) with another IRA is allowed only once within a one-year period. This limitation applies on an aggregate basis and applies to all types of your IRAs, meaning that you cannot make an IRA to IRA rollover if you have made such a rollover involving any of your IRAs in the preceding one-year period. For example, a rollover between your Roth IRAs would preclude a separate rollover within the one-year period between your non-Roth IRAs, and vice versa. The one-year period begins on the date that you receive the IRA distribution, not the date it is rolled over into another IRA.

If the IRA distribution does not satisfy the rollover rules, it may be (1) taxable in the year distributed, (2) subject to a 10% tax on early distributions, and (3) treated as a regular contribution to the recipient IRA, which could result in an excess contribution.
If you inherit an IRA from your spouse, you generally can roll it over into an IRA established for you, or you can choose to make the inherited IRA your own. If you inherited an IRA from someone other than your spouse, you cannot roll it over, make it your own, or allow it to receive rollover contributions.
A rollover from one IRA to another is different from a direct trustee-to-trustee transfer of your IRA assets from one IRA trustee to another IRA trustee. A “trustee-to-trustee” transfer is not considered a rollover and is not subject to the 60-day rollover requirement or the one rollover per year rule. In addition, a rollover between IRAs is different from direct rollovers from certain Qualified Plans to non-Roth IRAs and “qualified rollover contributions” to Roth IRAs.
Pension and Profit-Sharing Plans
Section 401(a) of the Code permits employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans. These types of plans may be subject to rules under Sections 401(a)(11) and 417 of the Code that provide rights to a spouse or former spouse of a participant. In such a case, the participant may need the consent of the spouse or former spouse to change annuity options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the Contract.
Pension and profit sharing plans are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether the Contract is suitable for purchase in connection with such a plan, you should consider the effect of the minimum initial Purchase Payment of at least $25,000 in certain circumstances on the plan’s compliance with applicable nondiscrimination requirements. You should also consider the the extent to which other aspects of the Contract, e.g., that the Annual Contract Maintenance Fee is waived for Contract Values that are greater than $100,000, may affect the plan’s compliance with the nondiscrimination requirements. Violation of these rules can cause loss of the plan’s tax favored status under the Code. Employers intending to use the Contract in connection with such plans should seek competent advice.
Section 403(b) Annuity Contracts
Protective Life does not issue Contracts under Section 403(b) of the Code (i.e., tax sheltered annuities or “TSAs”).
Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations
Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization under a Section 457 plan will not be treated as an annuity contract for federal income tax purposes. The Contract will be issued in connection with a Section 457 deferred compensation plan sponsored by a state or local government only if the plan has established a trust to hold plan assets, including the Contract.
Protected Lifetime Income Benefits
The Company offers for an additional charge two optional Protected Lifetime Income Benefit riders — the SecurePay 5 rider and the Protective Income Manager rider (collectively, the “PLIB riders”). As noted above, Qualified Plans are subject to numerous special requirements and there is no authoritative guidance from the IRS on the effects on a Qualified Plan of the purchase of a benefit such as the PLIB riders. Plan fiduciaries should consult a tax advisor before purchasing a Qualified Contract with a PLIB rider because the purchase of a PLIB rider could affect the qualification of the Contract and/or the Qualified Plan associated with the Contract. For example, it is unclear whether a PLIB rider is part of the “balance of the employee’s account” within the meaning of Code Section 411(a)(7), and, if so, whether a discontinuance or adjustment in PLIB coverage (such as upon the participant taking an “excess” withdrawal, or reallocating to another investment option within the plan) can result in an impermissible forfeiture under Code Section 411(a). In addition certain types of Qualified Plans, such as a profit sharing plan under Section 401(a) of the Code, must comply with certain qualified joint and survivor annuity rules (“QJSA rules”) if a participant elects to receive a life annuity. The manner in which the QJSA rules apply to the PLIB riders is unclear. For example, it is unclear what actions under a PLIB rider could be viewed as the election of a life annuity triggering certain spousal consent requirements. Noncompliance with the QJSA rules could affect the qualification of the Qualified Plan associated with your Contract. There may be other aspects of the PLIB riders that could affect a Qualified Plan’s tax status which are not discussed here.

Direct Rollovers
If your Contract is used in connection with a pension or profit-sharing plan qualified under Section 401(a) of the Code, or is used with an eligible deferred compensation plan that has a government sponsor and that is qualified under Section 457(b) of the Code, any “eligible rollover distribution” from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under Section 401(a) of the Code, or an eligible Section 457(b) deferred compensation plan that has a government sponsor, excluding certain amounts (such as minimum distributions required under Section 401(a)(9) of the Code, distributions which are part of a “series of substantially equal periodic payments” made for life or a specified period of 10 years or more, or hardship distributions as defined in the tax law).
Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain eligible retirement plans (such as an IRA). Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or the Company) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.
FEDERAL INCOME TAX WITHHOLDING
In General
Protective Life will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract, including amounts that escheat to the state, unless the distributee notifies Protective Life at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Protective Life may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments (including surrenders prior to the Annuity Date) and conversions of, or rollovers from, non-Roth IRAs and Qualified Plans to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.
Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding federal withholding tax consequences to annuity contract purchasers or beneficiaries that are U.S. citizens or residents. Purchasers or beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a tax advisor regarding federal tax withholding with respect to the distributions from a Contract.
FATCA Withholding
In order for the Company to comply with income tax withholding and information reporting rules which may apply to annuity contracts, the Company may request documentation of  “status” for tax purposes. “Status” for tax purposes generally means whether a person is a “U.S. person” or a foreign person with respect to the United States; whether a person is an individual or an entity; and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If the Company does not have appropriate certification or documentation of a person’s status for tax purposes on file, it could affect the rate at which the Company is required to withhold income tax. Information reporting rules could apply not only to specified transactions, but also to contract ownership. For example, under the Foreign Account Tax Compliance Act (“FATCA”), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, the Company may be required to report contract values and other information for certain contractholders. For this reason the Company may require appropriate status documentation at purchase, change of ownership, and affected payment transactions, including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor,type of payee and type of distributee or recipient.

GENERAL MATTERS
Error in Age or Gender
When a benefit of the Contract is contingent upon any person’s age or gender, we may require proof of such. We may suspend payments until we receive proof. When we receive satisfactory proof, we will make the payments which were due during the period of suspension. Where the use of unisex mortality rates is required, we will not determine or adjust benefits based upon gender.
If after we receive proof of age and gender (where applicable), we determine that the information you furnished was not correct, we will adjust any benefit under this Contract to that which would be payable based upon the correct information. If we have underpaid a benefit because of the error, we will make up the underpayment in a lump sum. If the error resulted in an overpayment, we will deduct the amount of the overpayment from any current or future payment due under the Contract. We will deduct up to the full amount of any current or future payment until the overpayment has been fully repaid. Underpayments and overpayments will bear interest at an annual effective interest rate of 3%, as permitted by the State of New York.
Incontestability
We will not contest the Contract.
Non-Participation
The Contract is not eligible for dividends and will not participate in Protective Life’s surplus or profits.
Assignment or Transfer of a Contract
You have the right to assign or transfer a Contract if it is permitted by law. Generally, you do not have the right to assign or transfer a Qualified Contract. We do not assume responsibility for any assignment or transfer. Any claim made under an assignment or transfer is subject to proof of the nature and extent of the assignee’s or transferee’s interest before we make a payment. Assignments and transfers have federal income tax consequences. An assignment or transfer may result in the Owner recognizing taxable income. See “TAXATION OF ANNUITIES IN GENERAL, Assignments, Pledges and Gratuitous Transfers.”
Notice
All instructions and requests to change or assign the Contract must be received in Good Order. The instruction, change or assignment will relate back to and take effect on the date it was signed, except we will not be responsible for following any instruction or making any change or assignment before we receive it.
Modification
No one is authorized to modify or waive any term or provision of this Contract unless we agree to the modification or waiver in writing and it is signed by our President, Vice-President or Secretary. We reserve the right to change or modify the provisions of this Contract to conform to any applicable laws, rules or regulations issued by a government agency, or to assure continued qualification of the Contract as an annuity contract under the Code. We will send you a copy of the endorsement that modifies the Contract, and where required we will obtain all necessary approvals, including that of the Owner(s).
Reports
At least annually prior to the Annuity Date, we will send to you at the address contained in our records a report showing the current Contract Value and any other information required by law.
Settlement
Benefits due under this Contract are payable from our Administrative Office. You may apply the settlement proceeds to any payout option we offer for such payments at the time you make the election. Unless directed otherwise in writing, we will make payments according to the Owner’s instructions as contained in our records at the time we make the payment. We shall be discharged from all liability for payment to the extent of any payments we make.
Receipt of Payment
If any Owner, Annuitant, Beneficiary or Payee is incapable of giving a valid receipt for any payment, we may make such payment to whomever has legally assumed his or her care and principal support. Any such payment shall fully discharge us to the extent of that payment.

Protection of Proceeds
To the extent permitted by law and except as provided by an assignment, no benefits payable under this Contract will be subject to the claims of creditors.
Minimum Values
The values available under the Contract are at least equal to the minimum values required in New York.
Application of Law
The provisions of the Contract are to be interpreted in accordance with the laws of the state of New York, with the Code and with applicable regulations.
No Default
The Contract will not be in default if subsequent Purchase Payments are not made.
DISTRIBUTION OF THE CONTRACTS
Distribution
We have entered into an agreement with Investment Distributors, Inc. (“IDI”) under which IDI has agreed to distribute the Contracts on a “best efforts” basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Contracts. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of Protective Life, and its home office shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member firm of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
IDI does not sell Contracts directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with other broker-dealers, including Concourse Financial Group Securities, Inc., an affiliate of Protective Life and IDI (collectively, “Selling Broker-Dealers”) for the sale of the Contracts. Registered representatives of the Selling Broker-Dealers sell the Contracts directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Contracts.
We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Contracts. However, we pay IDI a fee to cover some or all of IDI’s operating and other expenses.
We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our variable annuity contracts, including the Contracts, which IDI passed along directly to the Selling Broker-Dealers.
Fiscal Year Ended	Amount Paid to IDI
December 31, 2019	$944,781
December 31, 2020	$894,346
December 31, 2021	$196,305
We offer the Contract on a continuous basis. While we anticipate continuing to offer the Contracts, we reserve the right to discontinue the offering at any time.
Selling Broker-Dealers
We pay commissions to all Selling Broker-Dealers and provide some form of non-cash compensation to some Selling Broker-Dealers in connection with the promotion and sale of the Contracts. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. We may use any of our corporate assets to pay commissions and other costs of distributing the Contracts, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contracts. Commissions and other incentives or payments described below are not charged directly to Contract owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contracts or from our general account.
Compensation Paid to All Selling Broker-Dealers.   We pay commissions as a percentage of initial and subsequent Purchase Payments at the time we receive them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions varies depending on the distribution agreement, we do not expect them to exceed 8% of any Purchase Payment (if compensation is paid as a percentage of Purchase Payments) and/or 1.0% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). In the normal course of business, we also provide non-cash compensation in connection with the promotion of the Contracts, including conferences and seminars (including travel, lodging and meals in connection therewith), and items of relatively small value, such as promotional gifts, meals, or tickets to sporting or entertainment events, in accordance with all applicable federal and state rules, including FINRA’s non-cash compensation rules.
The registered representative who sells you the Contract typically receives a portion of the compensation we pay to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.
Additional Compensation Paid to Selected Selling Broker-Dealers.   In addition to ordinary commissions and non-cash compensation, we may pay additional asset-based compensation to selected Selling Broker-Dealers. These payments may be made through IDI. These payments may be (1) additional amounts as a percentage of purchase payments and/or premiums we receive on our variable insurance products (including the Contracts), and (2) additional “trail” commissions, which are periodic payments as a percentage of the contract and policy values or variable account values of our variable insurance products (including Contract Values and Variable Account values of the Contracts). Some or all of these additional asset-based compensation payments may be conditioned upon the Selling Broker-Dealer producing a specified amount of new purchase payments and/or premiums (including Purchase Payments for the Contracts) and/or maintaining a specified amount of contract and policy value (including Contract Values of the Contracts) with us.
The Selling Broker-Dealers to whom we pay additional asset-based compensation may provide preferential treatment with respect to our products (including the Contracts) in their marketing programs. Preferential treatment of our products by a Selling Broker-Dealer may include any or all of the following: (1) enhanced marketing of our products over non-preferred products; (2) increased access to the Selling Broker-Dealer’s registered representatives; and (3) payment of higher compensation to registered representatives for selling our products (including the Contracts) than for selling non-preferred products.
In 2021, we paid additional asset-based compensation to the Selling Broker-Dealers Advisor Group, Aria, Cetera, Concourse, DPL Financial Partners, Edward Jones, LPL Financial, Pinnacle, Raymond James, Schwab, Stifel, TD Ameritrade and UBS in connection with the sale of our variable insurance products (including the Contracts). These payments ranged from $0 to $12,412,015 in total.
These additional asset-based compensation arrangements are not offered to all Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of our products (and/or our affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional asset-based compensation provides Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of our variable insurance products (including the Contracts) over other variable insurance products (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.
We may also pay to selected Selling Broker-Dealers, including those listed above as well as others, additional compensation in the form of  (1) payments for participation in meetings and conferences that include presentations about our products (including the Contracts), and (2) payments to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers’ registered representatives.
Arrangements with Affiliated Selling Broker-Dealer.   In addition to the ordinary commissions and non-cash compensation that we pay to all Selling Broker-Dealers, including Concourse Financial Group Securities, Inc., we or our parent company, PLC, pay some of the operating and other expenses of Concourse Financial Group Securities, Inc., and may contribute capital to Concourse Financial Group Securities, Inc. Additionally, employees of Concourse Financial Group Securities, Inc. may be eligible to participate in various employee benefit plans offered by PLC.
Inquiries
You may make inquiries regarding a Contract by writing to Protective Life at its Administrative Office.

LEGAL PROCEEDINGS
Protective Life, like other insurance companies, in the ordinary course of business is involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the ability of IDI to perform its contract with the Variable Account, or the ability of Protective Life to meet its obligations under the Contracts.
VOTING RIGHTS
In accordance with its view of applicable law, Protective Life will vote the Fund shares held in the Variable Account at special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-Accounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or Protective Life determines that it is allowed to vote such shares in its own right, it may elect to do so.
The number of votes available to an Owner will be calculated separately for each Sub-Account of the Variable Account, and may include fractional votes. The number of votes attributable to a Sub-Account will be determined by applying an Owner’s percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. An Owner holds a voting interest in each Sub-Account to which that Owner has allocated Accumulation Units or Annuity Units. Before the Annuity Date, the Owner’s percentage interest, if any, will be the percentage of the dollar value of Accumulation Units allocated for his or her Contract to the total dollar value of that Sub-Account. On or after the Annuity Date, the Owner’s percentage interest, if any, will be the percentage of the dollar value of the liability for future variable income payments to be paid from the Sub-Account to the total dollar value of that Sub-Account. The liability for future payments is calculated on the basis of the mortality assumptions, (if any), the Assumed Investment Return and the Annuity Unit Value of that Sub-Account. Generally, as variable income payments are made to the payee, the liability for future payments decreases as does the number of votes.
The number of votes which are available to the Owner will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.
It is important that each Owner provide voting instructions to Protective Life because shares as to which no timely instructions are received and shares held by Protective Life in a Sub-Account as to which no Owner has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Sub-Account. As a result, a small number of Owners may control the outcome of a vote. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast on that item.
Protective Life will send or make available to each person having a voting interest in a Sub-Account proxy materials, reports, and other material relating to the appropriate Fund.
FINANCIAL STATEMENTS
The audited statements of assets and liabilities of the subaccounts of Variable Annuity Account A of Protective Life as of December 31, 2021 and the related statements of operations and of changes in net assets for each of the years or periods presented as well as the Report of Independent Registered Public Accounting Firm are incorporated into the Statement of Additional Information by reference to the Variable Account’s Form N-VPFS, File No. 811-8537, filed with the SEC on April 22, 2022.
The audited statutory statements of Protective Life and Annuity Insurance Company as of December 31, 2021 and 2020, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2021, as well as the Report of Independent Auditors are incorporated into the Statement of Additional Information by reference to the Variable Account’s Form N-VPFS, File No. 811-8537, filed with the SEC on April 22, 2022.

FUND APPENDIX
FUNDS AVAILABLE UNDER THE CONTRACT
The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.protective.com/eprospectus. You can also request this information at no cost by calling 855-920-9713 or by sending an email request to prospectus@protective.com. Depending on the optional benefits you choose, you may not be able to invest in certain Funds.
The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge . Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.
Asset Allocation Type	Portfolio Company - Investment Adviser; Sub- Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2021)			Protective Lifetime Income Benefits Allocation Investment Category(2)
			1 Year	5 Year	10 Year
U.S. Equity	AB VPS Growth and Income B(1)	0.84%	27.84%	12.58%	13.39%	3
U.S. Equity	AB VPS Large Cap Growth B	0.90%	28.65%	25.78%	20.52%	3
U.S. Equity	AB VPS Small Cap Growth B(1)	1.15%	9.20%	24.72%	17.82%	4
U.S. Equity	Invesco V.I. Capital Appreciation II(1)	1.05%	22.28%	21.91%	16.49%	3
U.S. Equity	AB VPS Small/Mid Cap Value B	1.05%	35.60%	9.88%	12.85%	4
Allocation	American Funds IS® Asset Allocation 4	0.80%	14.84%	11.43%	11.10%	2
Allocation	American Funds IS® Capital Income Builder® 4(1)	0.77%	14.68%	7.97%	—	2
International Equity	American Funds IS® Capital World Growth & Income 4(1)	0.92%	14.46%	12.99%	11.39%	3
International Equity	American Funds IS® Global Growth 4(1)	0.92%	16.14%	19.39%	15.41%	3
International Equity	American Funds IS® Global Small Cap 4(1)	1.15%	6.43%	15.16%	12.24%	4
U.S. Equity	American Funds IS® Growth 4	0.85%	21.69%	25.12%	19.44%	3
U.S. Equity	American Funds IS® Growth-Income 4	0.79%	23.80%	16.10%	15.14%	3
International Equity	American Funds IS® International 4	1.04%	-1.71%	9.37%	7.88%	4
International Equity	American Funds IS® New World 4(1)	1.07%	4.63%	12.96%	8.41%	4
Taxable Bond	American Funds IS® The Bond Fund of America 4(1)	0.70%	-0.59%	3.96%	3.02%	1
Taxable Bond	American Funds IS® US Government Securities 4(1)	0.72%	-0.88%	3.04%	2.08%	1
U.S. Equity	American Funds IS® Washington Mututual Investor 4(1)	0.77%	27.51%	12.22%	13.53%	3
Allocation	BlackRock 60/40 Target Allocation ETF VI III(1)	0.63%	11.70%	10.99%	—	2
Allocation	BlackRock Global Allocation V.I. III - BlackRock (Singapore) Limited(1)	1.00%	6.42%	9.71%	7.68%	2
U.S. Equity	ClearBridge Variable Dividend Strategy II - ClearBridge Investments, LLC(3)	1.01%	26.61%	15.12%	13.69%	3
U.S. Equity	ClearBridge Variable Large Cap Growth II - ClearBridge Investments, LLC	1.01%	21.63%	21.22%	—	3
U.S. Equity	ClearBridge Variable Mid Cap II - ClearBridge Investments, LLC	1.10%	28.38%	13.98%	14.04%	4
U.S. Equity	ClearBridge Variable Small Cap Growth II - ClearBridge Investments, LLC	1.06%	12.31%	21.04%	16.82%	4
Allocation	Columbia VP Balanced 2	1.01%	14.62%	12.18%	11.31%	2
Taxable Bond	Columbia VP Intermediate Bond 2	0.74%	-0.49%	4.80%	3.82%	1
Taxable Bond	Columbia VP Limited Duration Credit 2(1)	0.73%	-0.84%	2.75%	2.38%	1
U.S. Equity	Columbia VP Select Mid Cap Value 2(1)	1.08%	31.97%	12.72%	13.63%	4
Taxable Bond	Columbia VP Strategic Income 2(1)	0.93%	1.63%	4.67%	4.53%	2
FUND-1

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub- Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2021)			Protective Lifetime Income Benefits Allocation Investment Category(2)
			1 Year	5 Year	10 Year
Allocation	Fidelity® VIP Asset Manager Service 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.84%	9.68%	9.74%	8.37%	2
Allocation	Fidelity® VIP Balanced Service 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.71%	17.99%	14.69%	12.37%	2
U.S. Equity	Fidelity® VIP Contrafund Service 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.85%	27.51%	19.87%	16.35%	3
Sector Equity	Fidelity® VIP Energy Service 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.90%	54.83%	-3.55%	0.02%	4
Allocation	Fidelity® VIP FundsManager 20% Service 2(1)	0.60%	3.52%	5.34%	4.39%	1
Allocation	Fidelity® VIP FundsManager 85% Service 2(1)	1.05%	17.64%	14.22%	12.14%	3
Sector Equity	Fidelity® VIP Health Care Portfolio Service 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.88%	11.45%	—	—	3
U.S. Equity	Fidelity® VIP Index 500 Service 2 - Geode Capital Management, LLC	0.35%	28.26%	18.05%	16.15%	3
Taxable Bond	Fidelity® VIP Investment Grade Bond Service 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.64%	-0.90%	4.08%	3.29%	1
U.S. Equity	Fidelity® VIP Mid Cap Service 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.86%	25.31%	13.32%	13.00%	3
Allocation	Fidelity® VIP Target Volatility Service 2(1)	0.92%	12.03%	9.63%	—	2
U.S. Equity	Franklin DynaTech VIP Fund - Class 2	0.92%	16.14%	23.64%	16.66%	4
Allocation	Franklin Income VIP 2	0.72%	16.75%	7.45%	7.38%	2
Allocation	Franklin Multi-Asset Dynamic Multi-Strategy VIT II - Franklin Advisers, Inc.(3)	1.26%	12.65%	4.72%	5.09%	2
International Equity	Franklin Mutual Global Discovery VIP 2(3)	1.23%	19.13%	6.42%	8.47%	3
Allocation	Franklin Mutual Shares VIP 2(3)	0.98%	19.17%	6.44%	9.00%	3
U.S. Equity	Franklin Rising Dividends VIP 2	0.88%	26.79%	16.81%	14.40%	3
U.S. Equity	Franklin Small Cap Value VIP 2	0.91%	25.37%	9.94%	12.13%	4
U.S. Equity	Franklin Small Mid Cap Growth VIP 2	1.08%	10.01%	20.84%	15.70%	4
Taxable Bond	Franklin Strategic Income VIP 2(1)	1.03%	2.11%	3.15%	3.70%	2
Taxable Bond	Franklin US Government Securities VIP 2	0.78%	-1.83%	1.75%	1.28%	1
Taxable Bond	Goldman Sachs VIT Core Fixed Income Service(1)	0.67%	-2.23%	3.58%	3.16%	1
International Equity	Goldman Sachs VIT International Equity Insights Service(1)	1.06%	11.81%	8.20%	7.20%	4
U.S. Equity	Goldman Sachs VIT Mid Cap Growth Service (formerly, Goldman Sachs VIT Growth Opportunities Fund)(1)	0.99%	11.48%	21.22%	16.00%	4
U.S. Equity	Goldman Sachs VIT Mid Cap Value Service(1)(3)	1.09%	30.57%	12.89%	12.79%	4
U.S. Equity	Goldman Sachs VIT Small Cap Equity Insights Service(1)	1.06%	23.50%	11.06%	12.65%	4
U.S. Equity	Goldman Sachs VIT Strategic Growth Service(1)	0.99%	21.56%	24.26%	18.71%	3
FUND-2

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub- Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2021)			Protective Lifetime Income Benefits Allocation Investment Category(2)
			1 Year	5 Year	10 Year
Allocation	Goldman Sachs VIT Trend Driven Allocation Fund Service (formerly, Goldman Sachs VIT Global Trends Allocation Fund)(1)	0.94%	16.17%	7.93%	—	2
U.S. Equity	Invesco V.I. American Value II	1.13%	27.65%	8.94%	10.65%	3
Allocation	Invesco V.I. Balanced-Risk Allocation II(1)	1.13%	9.26%	7.18%	5.99%	2
U.S. Equity	Invesco V.I. Comstock II	0.99%	33.04%	11.12%	12.59%	3
Allocation	Invesco V.I. Conservative Balanced II(1)	0.92%	8.86%	7.40%	6.80%	2
U.S. Equity	Invesco V.I. Discovery Mid Cap Growth II	1.08%	18.79%	22.75%	17.53%	4
Allocation	Invesco V.I. Equity and Income II	0.80%	18.35%	9.27%	10.28%	2
International Equity	Invesco V.I. EQV International Equity II (formerly, Invesco V.I International Growth II)	1.14%	5.61%	9.90%	7.82%	3
International Equity	Invesco V.I. Global II	1.03%	15.17%	17.88%	13.96%	4
Sector Equity	Invesco V.I. Global Real Estate II - Invesco Asset Management Ltd	1.22%	25.44%	7.27%	7.84%	4
Taxable Bond	Invesco V.I. Global Strategy Income II(1)(3)	1.12%	-3.56%	2.15%	2.90%	2
Taxable Bond	Invesco V.I. Government Securities II	0.93%	-2.43%	2.21%	1.52%	1
U.S. Equity	Invesco V.I. Growth and Income II	0.99%	28.19%	9.94%	12.05%	3
U.S. Equity	Invesco V.I. Main Street II	1.04%	27.23%	15.36%	14.77%	3
U.S. Equity	Invesco V.I. Main Street Small Cap II	1.18%	22.26%	13.46%	14.40%	4
U.S. Equity	Invesco V.I. Small Cap Equity II	1.20%	20.09%	13.15%	12.01%	4
Money Market	Invesco V.I. US Government Money Portfolio I	0.52%	0.01%	0.73%	0.37%	1
Taxable Bond	Lord Abbett Series Bond-Debenture VC	0.89%	3.28%	5.66%	6.33%	2
U.S. Equity	Lord Abbett Series Dividend Growth VC(1)	0.99%	25.62%	15.79%	14.17%	3
U.S. Equity	Lord Abbett Series Fundamental Equity VC(1)	1.08%	27.31%	10.24%	11.33%	3
U.S. Equity	Lord Abbett Series Growth Opportunities VC	1.26%	6.46%	19.29%	15.34%	4
U.S. Equity	Lord Abbett Series Mid-Cap Stock VC(3)	1.14%	28.70%	7.99%	10.60%	4
Taxable Bond	Lord Abbett Series Short Duration Income VC	0.83%	0.63%	2.42%	—	1
Taxable Bond	PIMCO Income Advisor	0.92%	1.89%	4.95%	—	2
Allocation	PIMCO VIT All Asset Advisor - Research Affiliates LLC(1)	1.34%	16.04%	8.45%	5.91%	2
Allocation	PIMCO VIT Global Diversified Allocation Advisor(1)	1.10%	8.51%	7.84%	—	2
Taxable Bond	PIMCO VIT High Yield Advisor	0.87%	3.53%	5.36%	5.96%	2
Taxable Bond	PIMCO VIT Long-Term US Government Advisor	0.76%	-4.88%	6.04%	4.08%	2
Taxable Bond	PIMCO VIT Low Duration Advisor	0.75%	-1.03%	1.44%	1.49%	1
Taxable Bond	PIMCO VIT Real Return Advisor	0.77%	5.48%	5.23%	3.05%	2
Taxable Bond	PIMCO VIT Short-Term Advisor	0.70%	-0.16%	1.68%	1.53%	1
Taxable Bond	PIMCO VIT Total Return Advisor	0.75%	-1.36%	3.83%	3.33%	1
Allocation	Protective Life Dynamic Allocation Conservative(1)	0.90%	8.18%	9.17%	—	1
Allocation	Protective Life Dynamic Allocation Growth(1)	0.90%	20.79%	9.39%	—	3
Allocation	Protective Life Dynamic Allocation Moderate(1)	0.90%	11.22%	10.78%	—	2
U.S. Equity	Royce Capital Small-Cap Service(1)(3)	1.33%	28.45%	6.28%	8.37%	4
U.S. Equity	T. Rowe Price Blue Chip Growth Portfolio II(1)	1.00%	17.33%	22.96%	18.93%	3
Sector Equity	T. Rowe Price Health Sciences Portfolio II(1)	1.19%	12.83%	19.22%	20.13%	3
International Equity	Templeton Developing Markets VIP 2 - Franklin Templeton Investment Management Ltd	1.44%	-5.74%	10.60%	4.84%	4
International Equity	Templeton Foreign VIP 2(1)(3)	1.11%	4.16%	2.71%	4.00%	4
Taxable Bond	Templeton Global Bond VIP 2(1)	0.76%	-4.99%	-0.94%	1.13%	2
International Equity	Templeton Growth VIP 2(3)	1.18%	4.87%	5.21%	7.36%	4
FUND-3

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub- Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2021)			Protective Lifetime Income Benefits Allocation Investment Category(2)
			1 Year	5 Year	10 Year
Taxable Bond	Western Asset Core Plus VIT II - Western Asset Management Company Pte Ltd. – Singapore; Western Asset Management Company, LLC; Western Asset Management Company Ltd. – Japan; Western Asset Management Company Limited – UK(1)	0.79%	-2.19%	4.18%	—	1

(1)
These Funds and their investment advisers have entered into contractual fee waivers or expense reimbursement arrangements. These temporary fee reductions are reflected in their annual expenses. Those contractual arrangements are designed to reduce total annual Fund operating expenses for Contract Owners and will continue past the current year.

(2)
If you have purchased the SecurePay 5 rider or the Protective Income Manager rider, you must allocate your Purchase Payments and Contract Value in accordance with the Allocation Guidelines and Restrictions that we have established. The following table specifies the minimum and maximum percentages of your Contract Value that must be allocated to each of the four Investment Categories during the accumulation phase in order for you to remain eligible for benefits under the Protected Lifetime Income Benefit riders (unless you are fully invested in a Benefit Allocation Model or a permissible single investment option). You can select the percentage of Contract Value to allocate to individual Funds within each group, but the total investment for all Funds in a group must comply with the specified minimum and maximum percentages for that group. See “ALLOCATION GUIDELINES AND RESTRICTIONS FOR PROTECTED LIFETIME INCOME BENEFITS” in the Prospectus.

Investment Category	Minimum Allocation	Maximum Allocation
1	40%	100%
2	0%	60%
3	0%	25%
4	Not Permitted	Not Permitted

(3)
This fund is not available to Contracts issued on or after May 1, 2021.

There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current Statement of Additional Information for each of the Funds. You may obtain a prospectus or a Statement of Additional Information for any of the Funds by contacting Protective Life or by asking your financial adviser. You should read the Funds’ prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.
FUND-4

APPENDIX A
DEATH BENEFIT CALCULATION EXAMPLES
The purpose of the following examples is to illustrate the Return of Purchase Payments, Maximum Anniversary Value, and Maximum Quarterly Value Death Benefits when the SecurePay 5 rider has been elected and when no SecurePay 5 rider has been elected. Each example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The examples reflect the deduction of fees and charges. The examples are not representative of past or future performance and are not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower.
Example of Death Benefit Calculation — Return of Purchase Payments Death Benefit When Owning the SecurePay 5 Rider
Assumptions:
•
Owner is 60 years old on the Issue Date (1/1/2019)

•
Selected Return of Purchase Payments Death Benefit at the time of Contract purchase

•
Purchased the SecurePay 5 Rider

•
Elected Single Life Coverage under the SecurePay Rider

•
Set the Benefit Election Date on 11/30/2023 and began taking SecurePay Withdrawals

•
Owner passes away on 7/1/2024

Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Hypothetical Contract Value	Benefit Base	Adjusted Withdrawal Amount	Return of Purchase Payments Death Benefit
1/1/19	Contract Issue	N/A	100,000 (A)	—	100,000	100,000	—	100,000
1/1/20	Anniversary	120,000 (B)	—	—	120,000	120,000	—	120,000
5/15/20	Purchase Payment	123,000	80,000 (C)	—	203,000 (D)	203,000	—	203,000
10/1/20	Quarterly Anniversary	218,000	—	—	218,000	215,000	—	218,000
4/1/21	Withdrawal	175,000	—	25,000 (E)	150,000 (F)	184,286	25,714 (G)	154,286 (H)
1/1/22	Anniversary	180,000	—	—	180,000	193,500	—	180,000
1/1/23	Anniversary	185,000	—	—	185,000	203,175	—	185,000
11/30/23	SecurePay WD	179,000	—	10,159 (I)	168,841	203,175	8,756 (J)	168,841 (K)
1/1/24	SecurePay WD	174,000	—	10,159 (L)	163,841	203,175	8,497	163,841
3/31/24	Excess Withdrawal	160,000	—	16,000 (M)	144,000	182,858	13,703 (N)	144,000 (O)
7/1/24	Owner Death	135,000 (P)	—	—	135,000	182,858	—	135,000 (Q)

(A)
Contract is issued with a Purchase Payment of  $100,000.

(B)
This column shows the Contract Values before any transactions occur. In this case the Contract Value is $120,000.

(C)
A Purchase Payment of  $80,000 is made on 5/15/2020 (no purchase payments are allowed more than two years after the rider issue date or election date, whichever comes first).

(D)
$203,000 = $123,000 + $80,000.

(E)
A withdrawal of  $25,000 (including applicable surrender charges) is made. This withdrawal is made before the SecurePay rider’s Benefit Election Date.

(F)
$150,000 = $175,000 – $25,000.

(G)
The “Adjusted Withdrawal Amount” is used to adjust the Return of Purchase Payments (ROP) Death Benefit for withdrawals. The ROP Death Benefit is adjusted on a pro-rata basis for all withdrawals, so the Adjusted Withdrawal Amount is based on the sum of the prior Purchase Payments less prior Adjusted Withdrawal Amounts, reduced for the percentage reduction in account value from the withdrawal. Because the sum of prior Purchase Payments less prior Adjusted Withdrawal Amounts at the time of withdrawal is $180,000, the adjusted withdrawal amount is $25,714 = $25,000 / $175,000 * $180,000.

(H)
The Return of Purchase Payments Death Benefit is the greater of Contract Value or aggregate Purchase Payments less the Adjusted Withdrawal Amounts. $154,286 = the greater of  $150,000 or $154,286 ($100,000 + $80,000 – $25,714), respectively.

(I)
The SecurePay Benefit Election Date is set on 11/30/2023, and the first SecurePay Withdrawal of  $10,159 is taken. This amount is equal to the Annual Withdrawal Amount for this Contract Year. For this example assume the Maximum Withdrawal Percentage is 5%. $10,159 = $203,175 * 5%.

(J)
Because the sum of prior Purchase Payments less prior Adjusted Withdrawal Amounts at the time of withdrawal is $154,286, the Adjusted Withdrawal Amount is $8,756 = $10,159 / $179,000 * $154,286.

(K)
The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less the Adjusted Withdrawal Amounts. $168,841 = the greater of  $168,841 or $145,530 ($100,000 + $80,000 – $25,714 – $8,756) respectively.

(L)
Another SecurePay withdrawal of  $10,159 is made on 1/1/2024.

(M)
An Excess Withdrawal under the SecurePay rider of  $16,000 is made on 3/31/2024.

(N)
The adjustment for each Excess Withdrawal under the SecurePay 5 rider is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces the Contract Value. Assuming the death benefit at the time of withdrawal is $163,841, the Adjusted Withdrawal Amount is $13,703 = $16,000 / $160,000 * $163,841.

(O)
The Return of Purchase Payments Death Benefit is the greater of Contract Value or aggregate Purchase Payments less the Adjusted Withdrawal Amounts. $144,000 = the greater of  $144,000 or $123,330 ($100,000 + $80,000 – $25,714 – $8,756 – $8,497 – $13,703), respectively.

(P)
The Owner dies on 7/1/2024 and the Contract Value at that time has declined to $135,000.

(Q)
The Return of Purchase Payments Death Benefit is the greater of Contract Value or aggregate Purchase Payments less the Adjusted Withdrawal Amounts.$135,000 = the greater of  $135,000 or $123,330 ($100,000 + $80,000 – $25,714 – $8,756 – $8,497 – $13,703), respectively.

Example of Death Benefit Calculation — Maximum Anniversary Value Death Benefit When Owning the SecurePay 5 Rider
Assumptions:
•
Owner is 60 years old on the Issue Date (1/1/2019)

•
Purchased Maximum Anniversary Value Death Benefit at the time of Contract purchase

•
Purchased the SecurePay 5 Rider

•
Elected Single Life Coverage under the SecurePay 5 Rider

•
Set the Benefit Election Date on 11/30/2023 and began taking SecurePay Withdrawals

•
Owner passes away on 7/1/2024

Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Hypothetical Contract Value	Benefit Base	Adjusted Withdrawal Amount	Anniversary Value (A)	Maximum Anniversary Value Death Benefit
1/1/19	Contract Issue	N/A	100,000 (B)	N/A	100,000	100,000	—	100,000	—
1/1/20	Anniversary	120,000 (C)	—	—	120,000	120,000	—	131,366	—
5/15/20	Purchase Payment	123,000	80,000 (D)	—	203,000 (E)	203,000	—	—	—
10/1/20	Quarterly Anniversary	218,000	—	—	218,000	215,000	—	—	—
4/1/21	Withdrawal	175,000	—	25,000 (F)	150,000 (G)	184,286	31,143 (H)	—	—
1/1/22	Anniversary	180,000	—	—	180,000	193,500	—	142,509	—
1/1/23	Anniversary	185,000	—	—	185,000	203,175	—	147,509 (I)	—
11/30/23	SecurePay WD	179,000	—	10,159 (J)	168,841	203,175	10,605 (K)	141,509	—
1/1/24	SecurePay WD	174,000	—	10,159 (L)	163,841	203,175	10,290 (M)	147,114	—
3/31/24	Excess Withdrawal	160,000	—	16,000 (N)	144,000	182,858	16,596 (O)	—	—
7/1/24	Owner Death	135,000 (P)	—	—	135,000	182,858	—	—	147,509 (Q)

(A)
Each Anniversary Value is calculated specifically with the assumption of death on 7/1/2024.

(B)
Contract is issued with a Purchase Payment of  $100,000.

(C)
This column shows the Contract Values before any transactions occur. In this case the Contract Value is $120,000.

(D)
A Purchase Payment of  $80,000 is made on 5/15/2020 (no purchase payments are allowed more than two years after the rider issue date or election date, whichever comes first).

(E)
$203,000 = $123,000 + $80,000.

(F)
A withdrawal of  $25,000 (including applicable surrender charges) is made. This withdrawal is made before the SecurePay rider’s Benefit Election Date.

(G)
$150,000 = $175,000 – $25,000.

(H)
The “Adjusted Withdrawal Amount” is used to adjust the Maximum Anniversary Value (MAV) Death Benefit for withdrawals. The MAV Death Benefit is adjusted on a pro-rata basis for all withdrawals, so the Adjusted Withdrawal Amount is based on the death benefit immediately prior to withdrawal, reduced for the percentage reduction in account value from the withdrawal. Assuming the death benefit at the time of withdrawal is $218,000, the adjusted withdrawal amount is $31,143 = $25,000 / $175,000 * $218,000.

(I)
Each Anniversary Value equals the Contract Value on that contract anniversary plus all Purchase Payments less Adjusted Withdrawal Amounts since that contract anniversary. $147,509 = $185,000 – $10,605 – $10,290 – $16,596. Also, this is the greatest anniversary value for the Maximum Anniversary Value calculation.

(J)
The SecurePay Benefit Election Date is set on 11/30/2023, and the first SecurePay Withdrawal of  $10,159 is taken. This amount is equal to the Annual Withdrawal Amount for this Contract Year. For this example assume the Maximum Withdrawal Percentage is 5%. $10,159 = $203,175 * 5%.

(K)
Assuming the death benefit at the time of withdrawal is $186,857, the Adjusted Withdrawal Amount is $10,605 = $10,159 / $179,000 * $186,857.

(L)
Another SecurePay withdrawal of  $10,159 is made on 1/1/2024.

(M)
Assuming the death benefit at the time of withdrawal is $176,252, the Adjusted Withdrawal Amount is $10,290 = $10,159 / $174,000 * $176,252.

(N)
An Excess Withdrawal under the SecurePay rider of  $16,000 is made on 3/31/2024.

(O)
The adjustment for each Excess Withdrawal under the SecurePay 5 rider is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $165,962 the adjusted withdrawal amount is $16,596 = $16,000 / $160,000 * $165,962.

(P)
The Owner dies on 7/1/2024 and the Contract Value at that time has declined to $135,000.

(Q)
The Maximum Anniversary Value Death Benefit is equal to the greatest of  (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal, or (3) the greatest anniversary value attained. $147,509 = the greatest of  $135,000 or $111,366* ($100,000 + $80,000 – $31,143 – $10,605 – $10,290 – $16,596) or $147,509, respectively. *Please see the prior example, “Return of Purchase Payments Death Benefit When Owning the SecurePay 5 Rider,” for an explanation of these values.

Example of Death Benefit Calculation — Maximum Quarterly Value Death Benefit When Owning the SecurePay 5 Rider
Assumptions:
•
Owner is 60 years old on the Issue Date (1/1/2019)

•
Purchased Maximum Quarterly Value Death Benefit at the time of Contract purchase

•
Purchased the SecurePay 5 Rider

•
Elected Single Life Coverage under the SecurePay 5 Rider

•
Set the Benefit Election Date on 11/30/2023 and began taking SecurePay Withdrawals

•
Owner passes away on 7/1/2024

Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Hypothetical Contract Value	Benefit Base	Adjusted Withdrawal Amount	Quarterly Anniversary Value (A)	Maximum Quarterly Value Death Benefit
1/1/19	Contract Issue	N/A	100,000 (B)	N/A	100,000	100,000	—	100,000	—
1/1/20	Anniversary	120,000 (C)	—	—	120,000	120,000	—	131,366	—
5/15/20	Purchase Payment	123,000	80,000D	—	203,000 (D)	203,000	—	—	—
10/1/20	Quarterly Anniversary	218,000	—	—	218,000	215,000	—	149,366 (E)	—
4/1/21	Withdrawal	175,000	—	25,000 (F)	150,000 (G)	184,286	31,143 (H)	106,366	—
1/1/22	Anniversary	180,000	—	—	180,000	193,500	—	142,509	—
1/1/23	Anniversary	185,000	—	—	185,000	203,175	—	147,509 (I)	—
11/30/23	SecurePay WD	179,000	—	10,159 (J)	168,841	203,175	10,605 (K)	141,509	—
1/1/24	SecurePay WD	174,000	—	10,159 (L)	163,841	203,175	10,290 (M)	147,114	—
3/31/24	Excess Withdrawal	160,000	—	16,000 (N)	144,000	182,858	16,596 (O)	—	—
7/1/24	Owner Death	135,000 (P)	—	—	135,000	182,858	—	—	149,366 (Q)

(A)
Each Quarterly Anniversary Value is calculated specifically with the assumption of death on 7/1/2024.

(B)
Contract is issued with a Purchase Payment of  $100,000.

(C)
This column shows the Contract Values before any transactions occur. In this case the Contract Value is $120,000.

(D)
$203,000 = $123,000 + $80,000.

(E)
Each quarterly anniversary value equals the Contract Value on that anniversary plus all Purchase Payments less Adjusted Withdrawal Amounts since that anniversary. $149,366 = $218,000 – $31,143 – $10,605 – $10,290 – $16,596. Also, this value is the greatest anniversary value for the Maximum Quarterly Value calculation.

(F)
A withdrawal of  $25,000 (including applicable surrender charges) is made. This withdrawal is made before the SecurePay rider’s Benefit Election Date.

(G)
$150,000 = $175,000 – $25,000.

(H)
The “Adjusted Withdrawal Amount” is used to adjust the Maximum Quarterly Value (MQV) Death Benefit for withdrawals. The MQV Death Benefit is adjusted on a pro-rata basis for all withdrawals, so the Adjusted Withdrawal Amount is based on the death benefit immediately prior to withdrawal, reduced for the percentage reduction in account value from the withdrawal. Assuming the death benefit at the time of withdrawal is $218,000, the adjusted withdrawal amount is $31,143 = $25,000 / $175,000 * $218,000.

(I)
Each Quarterly Anniversary Value equals the Contract Value on that anniversary plus all Purchase Payments less Adjusted Withdrawal Amounts since that anniversary. $141,509 = $179,000 – $10,605 – $10,290 – $16,596.

(J)
The SecurePay Benefit Election Date is set on 11/30/2023, and the first SecurePay Withdrawal of  $10,159 is taken. This amount is equal to the Annual Withdrawal Amount for this Contract Year. For this example assume the Maximum Withdrawal Percentage is 5%. $10,159 = $203,175 * 5%.

(K)
Assuming the death benefit at the time of withdrawal is $186,857, the Adjusted Withdrawal Amount is $10,605 = $10,159 / $179,000 * $186,857.

(L)
Another SecurePay withdrawal of  $10,159 is made on 1/1/2024.

(M)
Assuming the death benefit at the time of withdrawal is $176,252, the Adjusted Withdrawal Amount is $10,290 = $10,159 / $174,000 * $176,252.

(N)
An Excess Withdrawal under the SecurePay rider of  $16,000 is made on 3/31/2024.

(O)
The adjustment for each Excess Withdrawal under the SecurePay 5 rider is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $165,962 the adjusted withdrawal amount is $16,596 = $16,000 / $160,000 * $165,962.

(P)
The Owner dies on 7/1/2024 and the Contract Value at that time has declined to $135,000.

(Q)
The Maximum Quarterly Value Death Benefit is equal to the greatest of  (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal, or (3) the greatest quarterly anniversary value attained. $149,366 = the greatest of  $135,000 or $111,366* ($100,000 + $80,000 – $31,143 – $10,605 – $10,290 – $16,596) or $149,366, respectively. *Please see the prior example, “Return of Purchase Payments Death Benefit When Owning the SecurePay 5 Rider,” for an explanation of these values.

Example of Death Benefit Calculation — Return of Purchase Payments Death Benefit Without a SecurePay 5 Rider
Assumptions:
•
Owner is 60 years old on the Issue Date (1/1/2019)

•
Selected Return of Purchase Payments Death Benefit at the time of Contract purchase

•
Owner passes away on 7/1/2024

Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Hypothetical Contract Value	Adjusted Withdrawal Amount	Return of Purchase Payments Death Benefit
1/1/19	Contract Issue	N/A	100,000 (A)	N/A	100,000	—	100,000
1/1/20	Anniversary	120,000 (B)	—	—	120,000	—	120,000
1/1/21	Anniversary	130,000	—	—	130,000	—	130,000 (C)
2/15/21	Withdrawal	125,000	—	25,000 (D)	100,000 (E)	20,000 (F)	100,000
7/1/22	Quarterly Anniversary	105,000	—	—	105,000	—	105,000
1/1/23	Anniversary	103,000	—	—	103,000	—	103,000
10/1/23	Purchase Payment	85,000	80,000 (G)	—	165,000	—	165,000
11/30/23	Withdrawal	155,000	—	5,500 (H)	149,500	5,677 (I)	154,323 (J)
1/1/24	Anniversary	153,000	—	—	153,000	—	154,323
3/31/24	Withdrawal	160,000	—	16,000 (K)	144,000	15,432	144,000
7/1/24	Owner Death	135,000 (L)	—	—	135,000	—	138,890 (M)

(A)
Contract is issued with a Purchase Payment of  $100,000.

(B)
This column shows the Contract Values before any transactions occur. In this case the Contract Value is $120,000.

(C)
The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less the Adjusted Withdrawal Amounts. $130,000 = the greater of  $130,000 or $180,000 ($100,000 + $80,000) respectively.

(D)
A withdrawal of  $25,000 (including applicable surrender charges) is made on 2/15/2021.

(E)
$100,000 = $125,000 – $25,000.

(F)
The “Adjusted Withdrawal Amount” is used to adjust the Return of Purchase Payments (ROP) Death Benefit for withdrawals. The ROP Death Benefit is adjusted on a pro-rata basis for all withdrawals, so the Adjusted Withdrawal Amount is based on the sum of the prior Purchase Payments less prior Adjusted Withdrawal Amounts, reduced for the percentage reduction in account value from the withdrawal. Because the sum of prior Purchase Payments less prior Adjusted Withdrawal Amounts at the time of withdrawal is $100,000, the adjusted withdrawal amount is $20,000 = $25,000 / $125,000 * $100,000.

(G)
A Purchase Payment of  $80,000 is made on 10/1/2023.

(H)
A withdrawal of  $5,500 (including applicable surrender charges) is made on 11/30/2023.

(I)
Because the sum of prior Purchase Payments less prior Adjusted Withdrawal Amounts at the time of withdrawal is $160,000, the Adjusted Withdrawal Amounts is $5,677 = $5,500 / $155,000 * $160,000.

(J)
The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less the Adjusted Withdrawal Amounts. $154,323 = the greater of  $149,500 or $154,323 ($100,000 + $80,000 – $20,000 – $5,677), respectively.

(K)
A withdrawal of  $16,000 (including applicable surrender charges) is made on 3/31/2024.

(L)
The Owner dies on 7/1/2024 and the Contract Value at that time has declined to $135,000.

(M)
The actual Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less the Adjusted Withdrawal Amounts. $138,890 = greater of  $135,000 or $138,890 ($100,000 + $80,000 – $20,000 – $5,677 – $15,432) respectively.

Example of Death Benefit Calculation — Maximum Anniversary Value Death Benefit Without a SecurePay 5 Rider
Assumptions:
•
Owner is 60 years old on the Issue Date (1/1/2019)

•
Purchased Maximum Anniversary Value Death Benefit at the time of Contract purchase

•
Owner passes away on 7/1/2024

Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Hypothetical Contract Value	Adjusted Withdrawal Amount	Anniversary Value (A)	Maximum Anniversary Value Death Benefit
1/1/19	Contract Issue	N/A	100,000 (B)	N/A	100,000	—	100,000	—
1/1/20	Anniversary	120,000 (C)	—	—	120,000	—	150,550	—
1/1/21	Anniversary	130,000	—	—	130,000	—	160,550 (D)	—
2/15/21	Withdrawal	125,000	—	25,000 (E)	100,000 (F)	26,000 (G)	—	—
7/1/22	Quarterly Anniversary	105,000	—	—	105,000	—	—	—
1/1/23	Anniversary	103,000	—	—	103,000	—	159,550	—
10/1/23	Purchase Payment	85,000	80,000 (H)	—	165,000	—	—	—
11/30/23	Withdrawal	155,000	—	5,500 (I)	149,500	5,500 (J)	—	—
1/1/24	Anniversary	153,000	—	—	153,000	—	135,050 (K)	—
3/31/24	Withdrawal	160,000	—	16,000 (L)	144,000	17,950	—	—
7/1/24	Owner Death	135,000 (M)	—	—	135,000	—	—	160,550 (N)

(A)
Each Anniversary Value is calculated specifically with the assumption of death on 7/1/2024.

(B)
Contract is issued with a Purchase Payment of  $100,000.

(C)
This column shows the Contract Values before any transactions occur. In this case the Contract Value is $120,000.

(D)
Each Anniversary Value equals the Contract Value on the contract anniversary plus all Purchase Payments since that contract anniversary minus an adjustment for each withdrawal since that contract anniversary. $159,550 = $103,000 – $5,500 – $17,950. Also, this value is the greatest anniversary value for the Maximum Anniversary Value calculation.

(E)
A withdrawal of  $25,000 (including applicable surrender charges) is made on 2/15/2021.

(F)
$100,000 = $125,000 – $25,000.

(G)
The “Adjusted Withdrawal Amount” is used to adjust the Maximum Anniversary Value Death Benefit for withdrawals. The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges), reduces Contract Value. Assuming the death benefit at the time of withdrawal is $130,000, the adjusted withdrawal amount is $26,000. The adjusted withdrawal amount of  $26,000 is equal to $25,000 / $125,000 x $130,000.

(H)
A Purchase Payment of  $80,000 is made on 10/1/2023.

(I)
A withdrawal of  $5,500 (including applicable surrender charges) is made on 11/30/2023.

(J)
The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $155,000, the adjusted withdrawal amount is $5,500. The adjusted withdrawal amount of  $5,500 is equal to $5,500 / $155,000 x $155,000.

(K)
Each Anniversary Value equals the Contract Value on the contract anniversary plus all Purchase Payments since that contract anniversary minus an adjustment for each withdrawal since that contract anniversary. $135,050 = $153,000 – $17,950. Also, this value is the greatest anniversary value for the Maximum Anniversary Value calculation.

(L)
A withdrawal of  $16,000 (including applicable surrender charges) is made on 3/31/2024.

(M)
The Owner dies on 7/1/2024 and the Contract Value at that time has declined to $135,000.

(N)
The Maximum Anniversary Value Death Benefit is equal to the greatest of  (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal, or (3) the greatest anniversary value attained. $160,550 = the greatest of  $135,000 or $130,550* ($100,000 + $80,000 – $26,000 – $5,500 – $17,950) or $160,550

respectively. *Please see the prior example, “Return of Purchase Payments Death Benefit Without a SecurePay 5 Rider,” for an explanation of these values.

Example of Death Benefit Calculation — Maximum Quarterly Value Death Benefit Without a SecurePay 5 Rider
Assumptions:
•
Owner is 60 years old on the Issue Date (1/1/2019)

•
Purchased Maximum Quarterly Value Death Benefit at the time of Contract purchase

•
Owner passes away on 7/1/2024

Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Hypothetical Contract Value	Adjusted Withdrawal Amount	Quarterly Anniversary Value (A)	Maximum Quarterly Value Death Benefit
1/1/19	Contract Issue	N/A	100,000 (B)	N/A	100,000	—	100,000	—
1/1/20	Anniversary	120,000 (C)	—	—	120,000	—	150,550	—
1/1/21	Anniversary	130,000	—	—	130,000	—	160,550	—
2/15/21	Withdrawal	125,000	—	25,000 (D)	100,000 (E)	26,000 (F)	—	—
7/1/22	Quarterly Anniversary	105,000	—	—	105,000	—	161,550 (G)	—
1/1/23	Anniversary	103,000	—	—	103,000	—	159,550	—
10/1/23	Purchase Payment	85,000	80,000 (H)	—	165,000	—	—	—
11/30/23	Withdrawal	155,000	—	5,500 (I)	149,500	5,500 (J)	131,550 (K)	—
1/1/24	Anniversary	153,000	—	—	153,000	—	135,050	—
3/31/24	Withdrawal	160,000	—	16,000 (L)	144,000	17,950	—	—
7/1/24	Owner Death	135,000 (M)	—	—	135,000	—	—	161,550 (N)

(A)
Each Quarterly Anniversary Value is calculated specifically with the assumption of death on 7/1/2024.

(B)
Contract is issued with a Purchase Payment of  $100,000.

(C)
This column shows the Contract Values before any transactions occur. In this case the Contract Value is $120,000.

(D)
A withdrawal of  $25,000 (including applicable surrender charges) is made on 2/15/2021.

(E)
$100,000 = $125,000 – $25,000.

(F)
The “Adjusted Withdrawal Amount” is used to adjust the Maximum Quarterly Value Death Benefit for withdrawals. The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges), reduces Contract Value. Assuming the death benefit at the time of withdrawal is $130,000, the adjusted withdrawal amount is $26,000. The adjusted withdrawal amount of  $26,000 is equal to $25,000 / $125,000 x $130,000.

(G)
Each quarterly anniversary value equals the Contract Value on the anniversary plus all Purchase Payments since that anniversary minus an adjustment for each withdrawal since that anniversary. $161,550 = $105,000 – $5,500 – $17,950. Also, this value is the greatest anniversary value for the Maximum Quarterly Value calculation.

(H)
A Purchase Payment of  $80,000 is made on 10/1/2023.

(I)
A withdrawal of  $5,500 (including applicable surrender charges) is made on 11/30/2023.

(J)
The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $155,000, the adjusted withdrawal amount is $5,500. The adjusted withdrawal amount of  $5,500 is equal to $5,500 / $155,000 x $155,000.

(K)
Each quarterly anniversary value equals the Contract Value on the anniversary plus all Purchase Payments since that anniversary minus an adjustment for each withdrawal since that anniversary. $131,550 = $155,000 – $5,500 – $17,950.

(L)
A withdrawal of  $16,000 (including applicable surrender charges) is made on 3/31/2024.

(M)
The Owner dies on 7/1/2024 and the Contract Value at that time has declined to $135,000.

(N)
The Maximum Quarterly Value Death Benefit is equal to the greatest of  (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each withdrawal, or (3) the greatest quarterly anniversary value attained. $161,550 = the greatest of  $135,000 or $130,550* ($100,000 + $80,000 – $26,000 – $5,500 – $17,950) or $161,550 respectively. *Please see the prior example, “Return of Purchase Payments Death Benefit Without a SecurePay 5 Rider,” for an explanation of these values.

APPENDIX B
EXAMPLE OF SURRENDER CHARGE CALCULATION
The purpose of the following example is to illustrate the surrender charges under the Contracts. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower.
Within certain time limits, we deduct a surrender charge from your Contract Value when you make a surrender or withdrawal before the Annuity Date or when you fully or partially surrender your Contract for a commuted value while variable income payments under Annuity Option A (payments for a certain period) are being made. We do not apply the surrender charge to the payment of a death benefit or when we apply your Annuity Value to an Annuity Option.
Each Contract Year you may withdraw a specified amount, called the “free withdrawal amount”, from your Contract without incurring a surrender charge. During the first Contract Year the free withdrawal amount is equal to 10% of your initial Purchase Payment. In any subsequent Contract Year the free withdrawal amount is equal to the greatest of: (1) the earnings in your Contract as of the prior Contract Anniversary; (2) 10% of your cumulative Purchase Payments as of the prior Contract Anniversary; or (3) 10% of the Contract Value as of the prior Contract Anniversary. For the purpose of determining the free withdrawal amount, earnings equal the Contract Value minus the Purchase Payments not previously assessed with a surrender charge, both measured as of the Contract Anniversary for which values are being determined. Withdrawals in excess of the free withdrawal amount in any Contract Year may be subject to surrender charges. If you elect a SecurePay rider, we count SecurePay Withdrawals and Excess Withdrawals when determining the free withdrawal amount. If you elect the Protective Income Manager, we count Protective Income Manager Withdrawals and Excess Withdrawals when determining the free withdrawal amount. (See “Protected Lifetime Income Benefits.”)
Surrender charges are applied to Contract Value surrendered under the Contracts according to the table below:
Number of Full Years Elapsed Between the Date Purchase Payment was Accepted and the Date of Surrender	Surrender Charge Percentage
0	7.0%
1	6.0%
2	6.0%
3	5.0%
4	4.0%
5	3.0%
6	2.0%
7	0%
Assume an initial Purchase Payment of  $50,000 is made on the Issue Date (1/1/2019), followed by subsequent Purchase Payments of  $50,000 (paid 5/1/2020) and $50,000 (paid 8/1/2021). On the second Contract Anniversary
(1/1/2021), assume the Contract Value equals $130,000.
A partial withdrawal request for $45,000 is received on 10/31/2021.
On the third Contract Anniversary (1/1/2022), assume the Contract Value equals $125,000. Assume that a full surrender is received on 12/17/2022 when the Contract Value equals $165,000. First note that surrender charges can never exceed 9% of aggregate Purchase Payments, which in this case is $13,500.

The following table outlines the steps we take to determine the surrender charge for the $45,000 withdrawal and for the $165,000 full surrender:
Step	$45,000 Withdrawal	$165,000 Full Surrender

(i)
Determination of free withdrawal amount – greatest of

(1)
Earnings in your Contract as of the prior Contract Anniversary

(2)
10% of your cumulative Purchase Payments as of the prior Contract Anniversary

(3)
10% of the Contract Value as of the prior Contract Anniversary.

Greatest of:
(1)
Earnings = Contract Value – total Net Purchase Payments (A) Earnings = $130,000 – $150,000 = $–20,000

(2)
10% * $150,000 = $15,000

(3)
10% * $130,000 = $13,000
Greatest value is (2), or $15,000
Greatestof: (1) Earnings=ContractValue– totalNetPurchasePayments (A) • Earnings=$125,000–$150,000– $30,000)=$5,000 • 10%*$150,000=$15,000 • 10%*$125,000=$12,500 Greatestvalueis(2),or$15,000
(ii) Amount subject to surrender charge = Requested amount less amount from step (i)	$45,000 – $15,000 = $30,000	$165,000 – $15,000 = $150,000

Step	$45,000 Withdrawal	$165,000 Full Surrender
(iii) Applicable surrender charge percentage based on the number of full years that have passed NOTE: Withdrawals come from earliest Purchase Payment first (FIFO)	(A) $30,000 withdrawal comes from $50,000 Purchase Payment (B) Only 2 full years have passed since Purchase Payment Surrender charge = 6%
(A)
Since $30,000 has already been withdrawn from the initial Purchase Payment $20,000 is allocated to the initial Purchase Payment

(B)
Only 3 full years have passed since the first Purchase Payment
Surrender charge = 5%
(A)
Since the second Purchase Payment was $50,000, the entire $50,000 is allocated to the second Purchase Payment

(B)
Only 2 full years have passed since the second Purchase Payment
Surrender charge = 6%
•
Since the third Purchase Payment was $50,000, the entire $50,000 is allocated to the third Purchase Payment

•
Only 1 full year has passed since the third Purchase Payment
Surrender charge = 6%
•
Allocating the surrender amount to the three Purchase Payments covers only $120,000 of the eligible $150,000. So the remaining $30,000 must be allocated on a pro-rata basis to the remaining Purchase Payments:

•
$30,000* ($20,000 / $120,000) = $5,000 (The first Purchase Payment has $25,000 ($20,000 + $5,000) allocated to it)

•
$30,000* ($50,000 / $120,000) = $12,500 (The second Purchase Payment has $62,500 ($50,000 + $12,500) allocated to it)

•
$30,000* ($50,000 / $120,000) = $12,500 (The third Purchase Payment has $62,500 ($50,000 + $12,500) allocated to it)

(iv) Surrender charge = amount(s) from step (ii) multiplied by amount(s) from step (iii)	$30,000* 6% = $1,800	$25,000* 5% = $1,250 $62,500* 6% = $3,750 $62,500* 6% = $3,750 $1,250 + $3,750 + $3,750 = $8,750

(A)
For the purposes of this illustration, “Net Purchase Payments” means the total Purchase Payments less total withdrawals.

APPENDIX C
EXPLANATION OF THE VARIABLE INCOME PAYMENT CALCULATION
The purpose of the following example is to illustrate variable income payments under the Contract. The example is based on hypothetical Annuity Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower.
Assuming an Annuity Value of  $100,000 on the Annuity Date and annual variable income payments selected under Option A with a 5 year certain period, the dollar amount of the payment determined, but not paid, on the Annuity Date is calculated using an interest assumption of 5%, as shown below.
There are 5 annual payments scheduled. Assuming an interest rate of 5%, the applied Annuity Value is then assumed to have a balance of  $0 after the last payment is made at the end of the 5th year. The amount of the payment determined on the Annuity Date is the amount necessary to force this balance to $0.
Date	Interest Earned During Year at 5%	Annuity Value Before Payment	Payment Made	Annuity Value After Payment
Annuity Date		$100,000.00	$0.00	$100,000.00
End of 1st year	$5,000.00	$105,000.00	$23,097.48	$81,902.52
End of 2nd year	$4,095.13	$85,997.65	$23,097.48	$62,900.17
End of 3rd year	$3,145.01	$66,045.17	$23,097.48	$42,947.69
End of 4th year	$2,147.38	$45,095.08	$23,097.48	$21,997.60
End of 5th year	$1,099.88	$23,097.48	$23,097.48	$0.00
Assuming an interest rate of 5%, a payment of  $23,097.48 is determined, but not paid, on the Annuity Date.
The actual variable income payment made at the end of the 1st year will equal $23,097.48 only if the net investment return during the 1st year equals 5%. If the net investment return exceeds 5%, then the 1st payment will exceed $23,097.48. If the net investment return is less than 5%, then the 1st payment will be less than $23,097.48.
Subsequent variable payments will vary based on the net investment return during the year in which the payment is scheduled to be made. A payment will equal the payment made at the end of the prior year only if the net investment return equals 5%. If the net investment return exceeds 5%, then the payment will exceed the prior payment. If the net investment return is less than 5%, then the payment will be less than the prior payment.
EXPLANATION OF THE COMMUTED VALUE CALCULATION
A Contract may be fully or partially surrendered for a commuted value while variable income payments under Annuity Option A are being made. (See “Annuity Options.”) If the Contract is surrendered, the amount payable will be the commuted value of future payments at the assumed interest rate of 5%, which will be equal to the values shown in the column titled “Annuity Value after Payment,” above.
C-1

APPENDIX D
EXAMPLE OF SECUREPAY 5 RIDER
The purpose of the following example is to demonstrate the operation of the Secure Pay 5 rider. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower. The example does not reflect the deduction of fees and charges.
ASSUMPTIONS:
•
Joe, 60 years old on the Issue Date

•
Purchased SecurePay 5 Rider

•
Elected Single Life Coverage

•
Began making SecurePay Withdrawals 12 years after the Rider Issue Date

•
Because Joe elected single life coverage when he began taking withdrawals, he received the 5% Maximum Withdrawal Percentage

Contract Year	End of Year Attained Age	Roll Up Percentage	Maximum Allowed Withdrawal Percentage	Purchase Payments	Net Withdrawals	Annual Withdrawal Amount	Annual Withdrawal Amount Balance	Excess Withdrawal	Hypothetical Contract Value	SecurePay Anniversary Value	SecurePay Roll-Up Value	End of Year Benefit Base
At issue	60			100,000	N/A	—	—		100,000	—	100,000 (A)	100,000 (A)
1	61	5%	5%	50,000 (B)	—	—	—		153,975	153,975 (C)	155,000 (D)	155,000 (E)
2	62	5%	5%	—	—	—	—		161,676	161,676	162,750 (F)	162,750
3	63	5%	5%	—	—	—	—		173,698	173,698	170,888 (G)	173,698
4	64	5%	5%	—	—	—	—		176,543	176,543	182,383	182,383 (H)
5	65	5%	5%	—	—	—	—		185,796	185,796	191,502	191,502
6	66	5%	5%	—	—	—	—		192,345	192,345	201,077	201,077 (I)
7	67	5%	5%	—	—	—	—		228,976	228,976	211,131	228,976 (J)
8	68	5%	5%	—	10,000 (K)	—	—		228,630	228,630	230,350 (L)	230,350 (M)
9	69	5%	5%	—	—	—	—		249,675	249,675	241,867	249,675
10	70	5%	5%	—	—	—	—		265,498	265,498	262,159	265,498
11	71	0% (N)	5%	—	—	—	—		256,438	256,438	262,159	265,498 (O)
12	72	0%	5%	—	13,275	13,275 (P)	—		245,854	245,854	262,159	265,498
13	73	0%	5%	—	13,275	13,275 (P)	—		243,965	243,965	262,159	265,498
14	74	0%	5%	—	5,000	13,275 (Q)	8,275 (Q)		240,951	240,951	262,159	265,498
15	75	0%	5%	—	13,275	13,275 (R)	—		236,710	236,710	262,159	265,498
16	76	0%	5%	—	13,275	13,275 (R)	—		227,843	227,843	262,159	265,498
17	77	0%	5%	—	13,275	13,275 (R)	—		201,496	201,496	262,159	265,498
18	78	0%	5%	—	50,000	13,275 (S)	—	36,725 (T)	161,985	161,985	211,007	213,695 (U)

(A)
The initial Benefit Base is equal to the initial Purchase Payment of  $100,000.

(B)
The $50,000 Purchase Payment is added to the current Benefit Base of  $100,000 (no purchase payments are allowed beyond the second contract anniversary since the SecurePay 5 rider was purchased). The new Benefit Base is $150,000.

(C)
At the end of year 2, the SecurePay Anniversary Value is attained at the end of the year and equals $153,975 (the contract value as of the anniversary).

(D)
The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($150,000) plus 5% of the Benefit Base on the previous contract anniversary (5% of  $100,000).

(E)
The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-Up Value (max of  $153,975, and $155,000, respectively).

(F)
The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($155,000) plus 5% of the Benefit Base on the previous contract anniversary (5% of  $155,000).

D-1

(G)
The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($162,750) plus 5% of the Benefit Base on the previous contract anniversary (5% of  $162,750).

(H)
The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of  $176,543.

(I)
The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of  $192,345.

(J)
The SecurePay Roll-Up Value ($211,131) is compared to the SecurePay Anniversary Value ($228,976).

(K)
The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 4.2% ($10,000 [ withdrawal amount ] / $238,630 [ contract value prior to withdrawal ]). The new Benefit Base is $219,381 ($228,976 x (1 – 4.2%)).

(L)
The Roll-Up Guaranteed increase is also reduced in the same proportion of the Benefit Base (5.0% x (1 – 4.2%) * $228,976) to $10,969. The Roll-Up Value is then calculated by adding the adjusted Roll-Up Guaranteed amount to the adjusted Benefit Base ($219,381 + $10,969 = $230,350).

(M)
The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary ($219,381), the SecurePay Anniversary Value ($228,630) and the SecurePay Roll-Up Value ($230,350).

(N)
The Roll-up Period is over after 10 years, since the Benefit Base increased at each of the first 10 Contract Anniversaries.

(O)
The recalculated Benefit Base is equal to the Benefit Base on that anniversary ($265,498 because it is higher than both the SecurePay Anniversary Value ($256,438) and the SecurePay Roll-Up Value ($262,159).

(P)
For the next two years, Joe takes the full Annual Withdrawal Amount ($13,275 = 5% * $265,498).

(Q)
In year 14, Joe only takes $5,000 of the available $13,275. Please note that the $8,275 is not carried over to the next year.

(R)
For years 15-17, Joe takes the full Annual Withdrawal Amount of  $13,275 (5% * $265,498).

(S)
In year 18, Joe takes a $50,000 withdrawal. Since the Annual Withdrawal Amount is only $13,275, the remaining portion of his withdrawal ($36,725) is considered an Excess Withdrawal.

(T)
At the time of the Excess Withdrawal, the Contract Value minus the non-excess part of the withdrawal ($201,496 – $13,275 = $188,221) is less than the Benefit Base Therefore, the Benefit Base is reduced in the same proportion that the excess part of the withdrawal reduces the Contract Value less the non-excess part of the withdrawal.

(U)
After the Excess Withdrawal, the new Benefit Base equals $213,695 = $265,498 * [1 – {$50,000 – $13,275}/ {$201,496 – $13,275}].

D-2

APPENDIX E
EXAMPLE OF PROTECTIVE INCOME MANAGER RIDER
The purpose of the following example is to demonstrate the operation of the Protective Income Manager Rider. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Variable Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.
ASSUMPTIONS:
•
Joe, 75 years old on the Rider Issue Date

•
Purchased the Protective Income Manager Rider at the time of Contract purchase

•
Elected Single Life Coverage

•
Began making Protective Income Manager Withdrawals immediately

Contract Year	Attained Age	Purchase Payments	Hypothetical Contract Value (Beginning of Year)	Protective Income Manager Payment Factor	Contract Value Times Payment Factor	Optimal Withdrawal Amount	Total Withdrawal Taken	Excess Withdrawal	Hypothetical Contract Value (End of Year)	Protected Lifetime Payment (A)
1	75	100,000	100,000 (B)	0.06100	6,100	6,100	6,100	—	95,684	5,490
2	76	—	95,684	0.06357	6,082	6,082 (C)	6,082	—	92,517	5,490
3	77	—	92,517	0.06642	6,145	6,145	6,145	—	98,541	5,490
4	78	—	98,541	0.06961	6,860	6,759 (D)	6,759	—	91,009	5,490
5	79		91,009	0.07321	6,663	6,663	6,663	—	103,677	5,490
6	80	—	103,677	0.07729	8,014	7,329	40,000	32,671 (E)	56,987	5,490
7	81	—	56,987	0.07607	4,335	4,335 (F)	4,335	—	50,637	3,901 (G)
8	82	—	50,637	0.08153	4,128	4,128	4,128	—	44,231	3,901
9	83	—	44,231	0.08790	3,888	3,901 (H)	3,901	—	46,185	3,901
10	84	—	46,185	0.09543	4,407	4,292	4,292	—	38,156	3,901

(A)
Protected Lifetime Payments are available if the rider is in effect on the Maximum Annuity Date, and equal the lesser of  (a) 90% of your initial Optimal Withdrawal Amount ($5,490 = $6,100 * 90%); or (b) 90% of your Optimal Withdrawal Amount as of a Reset Date.

(B)
The initial Contract Value is equal to the initial Purchase Payment of  $100,000.

(C)
We recalculate the Optimal Withdrawal Amount by multiplying the Payment Factor (0.06357) by the Contract Value ($95,684), which equals $6,082.

(D)
Although the Payment Factor (0.06961) times the Contract Value ($98,541) equals $6,860, the Optimal Withdrawal Amount is $6,759 since the Optimal Withdrawal Amount cannot be higher than 110% of the prior Optimal Withdrawal Amount ($6,145 x 1.10 = $6,759).

(E)
An Excess Withdrawal occurs when total withdrawals taken during the Contract Year exceed the Optimal Withdrawal Amount ($32,671 = $40,000 – $7,329).

(F)
On the next Contract Anniversary following an Excess Withdrawal (the “Reset Date”), we reset the “initial” Optimal Withdrawal Amounts to equal the lesser of the first Optimal Withdrawal Amount or the Optimal Withdrawal Amount as of the Reset Date. We will also use a new Protective Income Manager Payment Factor determined solely by the age of the (younger) Covered Person on the Reset Date (provided you have not declined an increase in the Protective Income Manager fee). This will result in a lower Protective Income Manager Payment Factor. In this example, the factor that would have applied in the absence of a Reset (0.08197) is replaced by a new Payment Factor (0.07607) as Joe is now 81 years old. This means the new Optimal Withdrawal Amount is equal to $4,335, which is the Contract Value ($56,987) times the Payment Factor (0.07607). Optimal Withdrawal Amount calculation floors do not apply at Reset Dates.

(G)
This Contract Anniversary is a Reset Date due to the Excess Withdrawal during the prior Contract Year. If the Optimal Withdrawal Amount on a Reset Date is lower than the initial Optimal Withdrawal Amount, then the Protected Lifetime Payment is reduced to equal 90% of that year’s Optimal Withdrawal Amount.

(H)
The Optimal Withdrawal Amount is equal to $44,231 (Contract Value) times 0.08790 (Payment Factor) = $3,888. However, this amount is lower than our guarantee that, so long as there has not been an Excess Withdrawal, the Optimal Withdrawal Amount will always be at least the greater of 90% of the prior Optimal Withdrawal Amount

E-1

(90% x $4,128 = $3,715) or 90% of the initial Optimal Withdrawal Amount ($4,335 x 90% = $3,901). Therefore, the recalculated Optimal Withdrawal Amount is equal to $3,901.
E-2

APPENDIX F
PROTECTIVE INCOME MANAGER RIDER PAYMENT FACTORS
The following table provides the Protective Income Manager rider payment factors for Single Life and Joint Life Coverage. We calculate your Optimal Withdrawal Amount under the rider by multiplying your Contract Value by the applicable factor. This factor is based upon the attained age of the (younger) Covered Person on the date we calculate the Optimal Withdrawal Amount, as well as that person’s age on the Rider Issue Date. On each Contract Anniversary, we will use a new factor to recalculate your Optimal Withdrawal Amount based upon the new attained age of the (younger) Covered Person at that time, but the factor will still continue to be based on the age of the (younger) Covered Person on the Rider Issue Date unless an Excess Withdrawal has been taken.
For example, if you are age 75 on the date you purchase the rider (with single life coverage), your Protective Income Manager Payment factor is 0.06100. If your initial Purchase Payment is $100,000, then your initial Optimal Withdrawal Amount is $6,100 (0.06100 x $100,000). If you never take an Excess Withdrawal, then you will always be able to withdraw at least $6,100 each Contract Year without reducing or eliminating the benefits under the rider. In addition, each year your factor will increase as you get closer to your 95th birthday (but will remain in the age 75 column so long as you do not take an Excess Withdrawal).
Single Life Coverage
Attained Age of Covered Person On Date of Calculation	Age of Covered Person on Rider Issue Date or Last Reset Date
	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76
94	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
93	0.50810	0.50799	0.50789	0.50779	0.50768	0.50758	0.50748	0.50737	0.50727	0.50717	0.50707	0.50674	0.50642	0.50609	0.50577	0.50544	0.50491
92	0.34419	0.34405	0.34391	0.34377	0.34363	0.34349	0.34335	0.34321	0.34308	0.34294	0.34280	0.34236	0.34193	0.34149	0.34105	0.34061	0.33990
91	0.26228	0.26212	0.26196	0.26180	0.26164	0.26148	0.26133	0.26117	0.26101	0.26085	0.26070	0.26020	0.25971	0.25921	0.25871	0.25822	0.25742
90	0.21316	0.21299	0.21282	0.21265	0.21248	0.21231	0.21214	0.21197	0.21180	0.21163	0.21146	0.21093	0.21040	0.20986	0.20933	0.20880	0.20794
89	0.18045	0.18027	0.18009	0.17991	0.17973	0.17955	0.17937	0.17920	0.17902	0.17884	0.17866	0.17810	0.17754	0.17698	0.17642	0.17586	0.17496
88	0.15711	0.15692	0.15673	0.15655	0.15636	0.15617	0.15599	0.15581	0.15562	0.15544	0.15525	0.15467	0.15409	0.15351	0.15293	0.15235	0.15141
87	0.13962	0.13943	0.13924	0.13905	0.13885	0.13866	0.13847	0.13828	0.13809	0.13790	0.13771	0.13711	0.13651	0.13592	0.13532	0.13472	0.13376
86	0.12604	0.12584	0.12565	0.12545	0.12525	0.12506	0.12486	0.12467	0.12447	0.12428	0.12408	0.12347	0.12286	0.12224	0.12163	0.12102	0.12004
85	0.11519	0.11499	0.11479	0.11459	0.11439	0.11419	0.11399	0.11379	0.11359	0.11339	0.11319	0.11256	0.11194	0.11132	0.11069	0.11007	0.10907
84	0.10633	0.10613	0.10592	0.10572	0.10551	0.10531	0.10510	0.10490	0.10470	0.10450	0.10429	0.10366	0.10302	0.10238	0.10175	0.10112	0.10010
83	0.09897	0.09876	0.09855	0.09834	0.09813	0.09792	0.09771	0.09751	0.09730	0.09709	0.09689	0.09624	0.09559	0.09495	0.09431	0.09366	0.09263
82	0.09274	0.09253	0.09232	0.09211	0.09189	0.09168	0.09147	0.09126	0.09105	0.09084	0.09063	0.08997	0.08932	0.08866	0.08801	0.08736	0.08631
81	0.08742	0.08721	0.08699	0.08677	0.08656	0.08634	0.08613	0.08592	0.08571	0.08549	0.08528	0.08461	0.08395	0.08329	0.08262	0.08197	0.08091
80	0.08282	0.08260	0.08238	0.08216	0.08195	0.08173	0.08151	0.08130	0.08108	0.08087	0.08065	0.07997	0.07930	0.07863	0.07796	0.07729	0.07622
79	0.07881	0.07858	0.07836	0.07814	0.07792	0.07770	0.07748	0.07726	0.07704	0.07682	0.07661	0.07592	0.07524	0.07456	0.07388	0.07321	0.07213
78	0.07527	0.07505	0.07482	0.07460	0.07438	0.07415	0.07393	0.07371	0.07349	0.07327	0.07305	0.07235	0.07166	0.07098	0.07029	0.06961	0.06852
77	0.07214	0.07192	0.07169	0.07146	0.07123	0.07101	0.07078	0.07056	0.07034	0.07011	0.06989	0.06919	0.06849	0.06780	0.06711	0.06642	0.06531
76	0.06935	0.06912	0.06889	0.06866	0.06843	0.06820	0.06798	0.06775	0.06752	0.06730	0.06707	0.06636	0.06566	0.06496	0.06426	0.06357	0.06245
75	0.06685	0.06661	0.06638	0.06615	0.06592	0.06568	0.06545	0.06523	0.06500	0.06477	0.06454	0.06383	0.06311	0.06241	0.06170	0.06100
74	0.06459	0.06435	0.06412	0.06388	0.06365	0.06341	0.06318	0.06295	0.06272	0.06249	0.06226	0.06154	0.06082	0.06010	0.05939
73	0.06254	0.06230	0.06207	0.06183	0.06159	0.06135	0.06112	0.06089	0.06065	0.06042	0.06019	0.05946	0.05873	0.05801
72	0.06068	0.06044	0.06020	0.05996	0.05972	0.05948	0.05925	0.05901	0.05877	0.05854	0.05830	0.05757	0.05684
71	0.05898	0.05874	0.05850	0.05825	0.05801	0.05777	0.05753	0.05729	0.05706	0.05682	0.05658	0.05584
70	0.05742	0.05718	0.05693	0.05669	0.05645	0.05620	0.05596	0.05572	0.05548	0.05524	0.05500
69	0.05599	0.05575	0.05550	0.05525	0.05501	0.05476	0.05452	0.05427	0.05403	0.05379
68	0.05468	0.05443	0.05418	0.05393	0.05368	0.05343	0.05319	0.05294	0.05270
67	0.05346	0.05320	0.05295	0.05270	0.05245	0.05220	0.05195	0.05171
66	0.05233	0.05207	0.05182	0.05157	0.05131	0.05106	0.05081
65	0.05128	0.05102	0.05077	0.05051	0.05025	0.05000
64	0.05030	0.05004	0.04979	0.04953	0.04927
63	0.04939	0.04913	0.04887	0.04861
62	0.04854	0.04828	0.04802
61	0.04775	0.04748
60	0.04700

77	78	79	80	81	82	83	84	85	86	87	88	89	90	91	92	93	94
1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
0.50438	0.50385	0.50332	0.50279	0.50245	0.50211	0.50177	0.50174	0.50172	0.50169	0.50167	0.50164	0.50162	0.50159	0.50157	0.50155	0.50152
0.33919	0.33848	0.33777	0.33706	0.33661	0.33615	0.33569	0.33566	0.33563	0.33559	0.33556	0.33553	0.33550	0.33546	0.33543	0.33540
0.25661	0.25581	0.25501	0.25420	0.25369	0.25317	0.25266	0.25262	0.25258	0.25255	0.25251	0.25247	0.25243	0.25240	0.25236
0.20707	0.20621	0.20535	0.20449	0.20394	0.20339	0.20284	0.20280	0.20276	0.20272	0.20268	0.20264	0.20260	0.20256
0.17406	0.17315	0.17225	0.17135	0.17078	0.17020	0.16963	0.16959	0.16954	0.16950	0.16946	0.16942	0.16938
0.15048	0.14955	0.14862	0.14768	0.14709	0.14650	0.14591	0.14586	0.14582	0.14578	0.14573	0.14569
0.13280	0.13185	0.13089	0.12994	0.12933	0.12872	0.12812	0.12807	0.12803	0.12798	0.12794
0.11906	0.11808	0.11711	0.11614	0.11552	0.11490	0.11428	0.11424	0.11419	0.11415
0.10807	0.10708	0.10609	0.10510	0.10447	0.10384	0.10321	0.10317	0.10312
0.09909	0.09808	0.09707	0.09607	0.09543	0.09479	0.09416	0.09411
0.09160	0.09058	0.08956	0.08854	0.08790	0.08726	0.08661
0.08527	0.08424	0.08321	0.08218	0.08153	0.08088
0.07985	0.07880	0.07776	0.07673	0.07607
0.07516	0.07410	0.07305	0.07200
0.07105	0.06998	0.06892
0.06743	0.06635
0.06422

Joint Life Coverage
Attained Age of Younger Covered Person	Age of Younger Covered Person on Rider Issue Date or Last Reset Date
	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76
94	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
93	0.50688	0.50678	0.50668	0.50657	0.50647	0.50636	0.50626	0.50616	0.50605	0.50595	0.50585	0.50552	0.50520	0.50487	0.50454	0.50421	0.50368
92	0.34255	0.34241	0.34228	0.34214	0.34200	0.34186	0.34172	0.34158	0.34144	0.34130	0.34116	0.34072	0.34028	0.33985	0.33941	0.33897	0.33826
91	0.26042	0.26026	0.26010	0.25994	0.25979	0.25963	0.25947	0.25931	0.25915	0.25900	0.25884	0.25834	0.25785	0.25735	0.25685	0.25636	0.25555
90	0.21117	0.21099	0.21082	0.21065	0.21048	0.21031	0.21014	0.20997	0.20980	0.20963	0.20947	0.20893	0.20840	0.20787	0.20733	0.20680	0.20594
89	0.17835	0.17817	0.17799	0.17781	0.17763	0.17745	0.17727	0.17710	0.17692	0.17674	0.17656	0.17600	0.17545	0.17489	0.17433	0.17377	0.17287
88	0.15493	0.15474	0.15455	0.15437	0.15418	0.15400	0.15381	0.15363	0.15344	0.15326	0.15308	0.15250	0.15192	0.15134	0.15076	0.15018	0.14925
87	0.13738	0.13718	0.13699	0.13680	0.13661	0.13642	0.13623	0.13604	0.13585	0.13566	0.13547	0.13487	0.13428	0.13368	0.13309	0.13250	0.13154
86	0.12374	0.12354	0.12335	0.12315	0.12295	0.12276	0.12256	0.12237	0.12218	0.12198	0.12179	0.12118	0.12057	0.11996	0.11935	0.11875	0.11777
85	0.11284	0.11264	0.11244	0.11224	0.11204	0.11184	0.11164	0.11144	0.11125	0.11105	0.11085	0.11023	0.10961	0.10899	0.10837	0.10775	0.10676
84	0.10394	0.10373	0.10353	0.10332	0.10312	0.10292	0.10272	0.10251	0.10231	0.10211	0.10191	0.10128	0.10065	0.10002	0.09939	0.09876	0.09775
83	0.09653	0.09632	0.09611	0.09590	0.09570	0.09549	0.09529	0.09508	0.09488	0.09467	0.09447	0.09383	0.09319	0.09255	0.09191	0.09127	0.09025
82	0.09027	0.09005	0.08984	0.08963	0.08942	0.08921	0.08901	0.08880	0.08859	0.08838	0.08818	0.08753	0.08688	0.08623	0.08558	0.08494	0.08391
81	0.08491	0.08469	0.08448	0.08427	0.08405	0.08384	0.08363	0.08342	0.08321	0.08300	0.08279	0.08213	0.08147	0.08082	0.08017	0.07952	0.07847
80	0.08027	0.08006	0.07984	0.07962	0.07941	0.07919	0.07898	0.07877	0.07855	0.07834	0.07813	0.07746	0.07680	0.07613	0.07547	0.07482	0.07376
79	0.07622	0.07601	0.07579	0.07557	0.07535	0.07513	0.07492	0.07470	0.07449	0.07427	0.07406	0.07338	0.07271	0.07204	0.07137	0.07071	0.06964
78	0.07266	0.07244	0.07222	0.07200	0.07178	0.07155	0.07134	0.07112	0.07090	0.07068	0.07047	0.06978	0.06911	0.06843	0.06776	0.06709	0.06601
77	0.06950	0.06927	0.06905	0.06883	0.06860	0.06838	0.06816	0.06794	0.06772	0.06750	0.06728	0.06659	0.06591	0.06522	0.06455	0.06387	0.06278
76	0.06668	0.06645	0.06622	0.06600	0.06577	0.06555	0.06532	0.06510	0.06488	0.06466	0.06444	0.06374	0.06305	0.06236	0.06167	0.06099	0.05990
75	0.06414	0.06391	0.06368	0.06346	0.06323	0.06300	0.06278	0.06255	0.06233	0.06210	0.06188	0.06118	0.06048	0.05978	0.05909	0.05841
74	0.06185	0.06162	0.06139	0.06116	0.06093	0.06070	0.06048	0.06025	0.06002	0.05980	0.05957	0.05886	0.05816	0.05746	0.05676
73	0.05978	0.05955	0.05931	0.05908	0.05885	0.05862	0.05839	0.05816	0.05793	0.05770	0.05748	0.05676	0.05605	0.05535
72	0.05789	0.05766	0.05742	0.05719	0.05695	0.05672	0.05649	0.05626	0.05603	0.05580	0.05557	0.05485	0.05413
71	0.05617	0.05593	0.05569	0.05545	0.05522	0.05498	0.05475	0.05452	0.05428	0.05405	0.05382	0.05309
70	0.05458	0.05434	0.05410	0.05387	0.05363	0.05339	0.05315	0.05292	0.05268	0.05245	0.05222
69	0.05313	0.05289	0.05264	0.05240	0.05216	0.05192	0.05169	0.05145	0.05121	0.05098
68	0.05178	0.05154	0.05130	0.05105	0.05081	0.05057	0.05033	0.05009	0.04985
67	0.05054	0.05029	0.05005	0.04980	0.04956	0.04931	0.04907	0.04883
66	0.04938	0.04914	0.04889	0.04864	0.04840	0.04815	0.04791
65	0.04831	0.04806	0.04781	0.04756	0.04731	0.04707
64	0.04731	0.04706	0.04681	0.04656	0.04631
63	0.04638	0.04612	0.04587	0.04562
62	0.04550	0.04525	0.04499
61	0.04468	0.04443
60	0.04391

77	78	79	80	81	82	83	84	85	86	87	88	89	90	91	92	93	94
1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
0.50315	0.50262	0.50209	0.50155	0.50121	0.50087	0.50052	0.50050	0.50047	0.50045	0.50042	0.50040	0.50037	0.50035	0.50032	0.50030	0.50027
0.33754	0.33683	0.33612	0.33540	0.33495	0.33449	0.33403	0.33400	0.33397	0.33393	0.33390	0.33387	0.33383	0.33380	0.33377	0.33373
0.25475	0.25394	0.25314	0.25233	0.25182	0.25130	0.25079	0.25075	0.25071	0.25067	0.25064	0.25060	0.25056	0.25052	0.25049
0.20508	0.20421	0.20335	0.20249	0.20194	0.20139	0.20084	0.20080	0.20076	0.20072	0.20068	0.20064	0.20060	0.20056
0.17196	0.17106	0.17016	0.16926	0.16869	0.16812	0.16754	0.16750	0.16746	0.16742	0.16738	0.16733	0.16729
0.14832	0.14739	0.14646	0.14553	0.14494	0.14435	0.14376	0.14371	0.14367	0.14363	0.14359	0.14354
0.13059	0.12963	0.12868	0.12773	0.12713	0.12652	0.12592	0.12588	0.12583	0.12579	0.12574
0.11680	0.11582	0.11486	0.11389	0.11327	0.11266	0.11205	0.11200	0.11196	0.11191
0.10577	0.10478	0.10380	0.10281	0.10219	0.10157	0.10095	0.10090	0.10086
0.09675	0.09575	0.09475	0.09376	0.09312	0.09249	0.09187	0.09182
0.08923	0.08822	0.08721	0.08621	0.08557	0.08493	0.08430
0.08288	0.08185	0.08083	0.07982	0.07918	0.07853
0.07743	0.07639	0.07537	0.07434	0.07370
0.07271	0.07167	0.07063	0.06960
0.06858	0.06753	0.06649
0.06494	0.06388
0.06171

APPENDIX G
EXAMPLE OF JOINT LIFE COVERAGE WITH SIGNIFICANT AGE DIFFERENCE BETWEEN
COVERED PERSONS UNDER THE PROTECTIVE INCOME MANAGER RIDER
The purpose of the following examples is to demonstrate the operation of the Protective Income Manager Rider under various Variable Account Performance scenarios when there is joint life coverage and a significant age difference exists between the two Covered Persons. The examples are based on hypothetical Contract Values and transactions. The examples are not representative of past or future performance and are not intended to project or predict performance. There is, of course, no assurance that the Variable Account will experience positive investment performance. The examples reflect the deduction of fees and charges. See Appendix E for a detailed example of the operation of the Protective Income Manager Rider.
Example 1—Negative Variable Account Performance
ASSUMPTIONS:
•
Covered Person #1, Joe, 60 years old on the Rider Issue Date

•
Covered Person #2, Sally, 80 years old on the Rider Issue Date

•
Purchased the Protective Income Manager Rider at the time of Contract purchase

•
Elected Joint Life Coverage

•
Began making Protective Income Manager Withdrawals immediately equal to the annual Optimal Withdrawal Amount

•
Variable Account performance (before all fees and charges): -7% in all years

Contract Year	EOY Oldest Attained Age	Premium	BOY Contract Value	Contract Charges	PIM Withdrawal (A)	Impact of Fund Performance (B)	EOY Contract Value (C)	Separate Account Performance	Protected Lifetime Payment	Annuity Payment
1	81	$100,000	$100,000	$2,373	$4,391	$-7,681	$85,555	-7.00%
2	82	$0	$85,555	$2,216	$3,952	$-6,556	$72,831	-7.00%
3	83	$0	$72,831	$2,075	$3,952	$-5,553	$61,251	-7.00%
4	84	$0	$61,251	$1,948	$3,952	$-4,640	$50,711	-7.00%
5	85	$0	$50,711	$1,832	$3,952	$-3,808	$41,119	-7.00%
6	86	$0	$41,119	$1,726	$3,952	$-3,051	$32,390	-7.00%
7	87	$0	$32,390	$1,630	$3,952	$-2,362	$24,446	-7.00%
8	88	$0	$24,446	$1,542	$3,952	$-1,736	$17,215	-7.00%
9	89	$0	$17,215	$1,463	$3,952	$-1,165	$10,635	-7.00%
10	90	$0	$10,635	$1,390	$3,952	$-646	$4,647	-7.00%
11	91	$0	$4,647	$1,178	$3,952	$-176	$0	-7.00%
12	92	$0	$0	$0	$3,952	$0	$0	-7.00%
13	93	$0	$0	$0	$3,952	$0	$0	-7.00%
14	94	$0	$0	$0	$3,952	$0	$0	-7.00%
15	95	$0	$0	$0	$3,952	$0	$0	-7.00%	$3,952	$0 (D)

(A)
$4,391.35 equals .04391 (the Protective Income Manager Payment Factor in year one) x $100,000 (the initial Contract Value). The Protective Income Manager Payment Factor is based on the age of Joe (the younger Covered Person) on the Rider Issue Date, as well as his attained age on the date we calculate the Optimal Withdrawal Amount (which, in this example, is the full amount withdrawn each year).

(B)
The numbers in the Impact of Fund Performance column reflect the performance of the underlying funds and fund expenses.

(C)
The End of Year Contract Value is equal to the Beginning of Year Contract Value minus Contract Charges minus the PIM Withdrawal minus Fund Expenses.

(D)
On the Maximum Annuity Date, which is when Sally (the older Covered Person) reaches age 95, Sally and Joe must choose to receive annuity payments under their Contract or Protected Lifetime Payments under the rider. Because there is no Contract Value remaining to annuitize, Sally and Joe will receive Protected Lifetime Payments in an annual amount of  $3,952 until they both die.

Example 2—Flat Variable Account Performance
ASSUMPTIONS:
•
Covered Person #1, Joe, 60 years old on the Rider Issue Date

•
Covered Person #2, Sally, 80 years old on the Rider Issue Date

•
Purchased the Protective Income Manager Rider at the time of Contract purchase

•
Elected Joint Life Coverage

•
Began making Protective Income Manager Withdrawals immediately equal to the annual Optimal Withdrawal Amount

•
Variable Account performance (before all fees and charges): 0% in all years

Contract Year	EOY Oldest Attained Age	Premium	BOY Contract Value	Contract Charges	PIM Withdrawal (A)	Impact of Fund Performance (B)	EOY Contract Value (C)	Separate Account Performance	Protected Lifetime Payment	Annuity Payment
1	81	$100,000	$100,000	$2,409	$4,391	$-964	$92,235	0.00%
2	82	$0	$92,235	$2,322	$4,121	$-889	$84,904	0.00%
3	83	$0	$84,904	$2,239	$3,952	$-817	$77,895	0.00%
4	84	$0	$77,895	$2,160	$3,952	$-747	$71,036	0.00%
5	85	$0	$71,036	$2,081	$3,952	$-679	$64,323	0.00%
6	86	$0	$64,323	$2,005	$3,952	$-613	$57,753	0.00%
7	87	$0	$57,753	$1,930	$3,952	$-548	$51,323	0.00%
8	88	$0	$51,323	$1,857	$3,952	$-484	$45,029	0.00%
9	89	$0	$45,029	$1,785	$3,952	$-422	$38,870	0.00%
10	90	$0	$38,870	$1,715	$3,952	$-361	$32,842	0.00%
11	91	$0	$32,842	$1,646	$3,952	$-301	$26,942	0.00%
12	92	$0	$26,942	$1,579	$3,952	$-243	$21,167	0.00%
13	93	$0	$21,167	$1,514	$3,952	$-186	$15,516	0.00%
14	94	$0	$15,516	$1,449	$3,952	$-130	$9,985	0.00%
15	95	$0	$9,985	$1,386	$3,952	$-75	$4,571	0.00%	$3,952	$394 (D)

(A)
$4,391.35 equals .04391 (the Protective Income Manager Payment Factor in year one) x $100,000 (the initial Contract Value). The Protective Income Manager Payment Factor is based on the age of Joe (the younger Covered Person) on the Rider Issue Date, as well as his attained age on the date we calculate the Optimal Withdrawal Amount (which, in this example, is the full amount withdrawn each year).

(B)
The numbers in the Impact of Fund Performance column reflect the performance of the underlying funds and fund expenses.

(C)
The End of Year Contract Value is equal to the Beginning of Year Contract Value minus Contract Charges minus the PIM Withdrawal minus Fund Expenses.

(D)
On the Maximum Annuity Date, which is when Sally (the older Covered Person) reaches age 95, Sally and Joe must choose to receive annuity payments under their Contract or Protected Lifetime Payments under the rider. Because the annuity payments of  $394 are less than Protected Lifetime Payments of  $3,952, Sally and Joe will receive Protected Lifetime Payments in an annual amount of of  $3,952 until they both die. The $394 represents Annuity Option B–Life Income With Or Without A Certain Period under the Contract with a 10-year Certain Period, assuming a 4% current interest rate.

Example 3—Flat Variable Account Performance
ASSUMPTIONS:
•
Covered Person #1, Joe, 60 years old on the Rider Issue Date

•
Covered Person #2, Sally, 80 years old on the Rider Issue Date

•
Purchased the Protective Income Manager Rider at the time of Contract purchase

•
Elected Joint Life Coverage

•
Began making Protective Income Manager Withdrawals immediately equal to the annual Optimal Withdrawal Amount

•
Variable Account performance (before all fees and charges): 7% in all years

Contract Year	EOY Oldest Attained Age	Premium	BOY Contract Value	Contract Charges	PIM Withdrawal (A)	Impact of Fund Performance (B)	EOY Contract Value (C)	Separate Account Performance	Protected Lifetime Payment	Annuity Payment
1	81	$100,000	$100,000	$2,444	$4,391	$5,757	$98,921	7.00%
2	82	$0	$98,921	$2,432	$4,420	$5,692	$97,761	7.00%
3	83	$0	$97,761	$2,418	$4,448	$5,623	$96,518	7.00%
4	84	$0	$96,518	$2,403	$4,476	$5,548	$95,187	7.00%
5	85	$0	$95,187	$2,387	$4,503	$5,469	$93,765	7.00%
6	86	$0	$93,765	$2,370	$4,530	$5,384	$92,249	7.00%
7	87	$0	$92,249	$2,352	$4,556	$5,294	$90,635	7.00%
8	88	$0	$90,635	$2,333	$4,581	$5,198	$88,919	7.00%
9	89	$0	$88,919	$2,313	$4,604	$5,096	$87,098	7.00%
10	90	$0	$87,098	$2,292	$4,627	$4,988	$85,167	7.00%
11	91	$0	$85,167	$2,269	$4,649	$4,873	$83,122	7.00%
12	92	$0	$83,122	$2,245	$4,669	$4,752	$80,960	7.00%
13	93	$0	$80,960	$2,219	$4,687	$4,624	$78,678	7.00%
14	94	$0	$78,678	$2,192	$4,703	$4,488	$76,270	7.00%
15	95	$0	$76,270	$2,164	$4,718	$4,345	$73,734	7.00%	$3,952	$6,354 (D)

(A)
$4,391.35 equals .04391 (the Protective Income Manager Payment Factor in year one) x $100,000 (the initial Contract Value). The Protective Income Manager Payment Factor is based on the age of Joe (the younger Covered Person) on the Rider Issue Date, as well as his attained age on the date we calculate the Optimal Withdrawal Amount (which, in this example, is the full amount withdrawn each year).

(B)
The numbers in the Impact of Fund Performance column reflect the performance of the underlying funds and fund expenses.

(C)
The End of Year Contract Value is equal to the Beginning of Year Contract Value minus Contract Charges minus the PIM Withdrawal minus Fund Expenses.

(D)
On the Maximum Annuity Date, which is when Sally (the older Covered Person) reaches age 95, Sally and Joe must choose to receive annuity payments under their Contract or Protected Lifetime Payments under the rider. Because the annuity payments of  $6,354 are greater than Protected Lifetime Payments of  $3,952, Sally and Joe will receive annuity payments in an annual amount of  $6,354 until they both die. The $6,354 represents Annuity Option B–Life Income With Or Without A Certain Period under the Contract with a 10-year Certain Period, assuming a 4% current interest rate.

APPENDIX H
SUPERCEDED RATE SHEET PROSPECTUS SUPPLEMENT INFORMATION
There is currently no superseded Rate Sheet Prospectus Supplement information applicable to this Contract.
H-1

The Statement of Additional Information, which has been filed with the Securities and Exchange Commission (“SEC”), contains additional information about the Contract and the Variable Account. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference. You may obtain a copy of the Statement of Additional Information free of charge by calling us at 1-800-456-6330 or writing to us at the address shown on the cover page of this Prospectus. You may also obtain an electronic copy of the Statement of Additional Information, as well as other material that we file electronically and certain material incorporated by reference, at the SEC website (http://www.sec.gov).
Reports and other information about the are available on the SEC’s website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier: C000154622

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY
P.O. Box 10648
Birmingham, Alabama 35202-0648
Telephone: 1-800-456-6330
STATEMENT OF ADDITIONAL INFORMATION
VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE
A FLEXIBLE PREMIUM
DEFERRED VARIABLE AND FIXED ANNUITY CONTRACT
This Statement of Additional Information (“SAI”) contains information in addition to the information described in the Prospectus for the individual flexible premium deferred variable and fixed annuity contract (the "Contract") offered by Protective Life and Annuity Insurance Company. This Statement of Additional Information is not a Prospectus. It should be read only in conjunction with the Prospectus for the Contract and the Prospectuses for the Funds. That Prospectus provides detailed information concerning the Contracts and the variable investment options that fund the Contracts. Each variable investment option is a subaccount of the Company’s Variable Annuity Account A of Protective Life. Definitions of special terms used in the SAI are found in the Prospectus. The Prospectus for the Contract is dated May 1, 2022. You may obtain a copy of the Prospectus by writing us at P.O. Box 10648, Birmingham, Alabama 35202-0648 or calling us toll free at 1-800-456-6330.
THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2022.

    STATEMENT OF ADDITIONAL INFORMATION

Page
THE COMPANY	1
SAFEKEEPING OF ACCOUNT ASSETS	1
RECORDS AND REPORTS	1
LEGAL MATTERS	1
EXPERTS	1
FINANCIAL STATEMENTS	2

THE COMPANY

The Company

We are Protective Life and Annuity Insurance Company ("Protective Life", the “Company”, “we”, “our” and “us”), a Tennessee corporation. Protective Life is the principal operating subsidiary of Protective Life Corporation (“PLC”), a U.S. insurance holding company and a wholly-owned subsidiary of Dai-ichi Life Holdings, Inc. (“Dai-ichi”). Dai-ichi is a top 20 global life insurance company. Dai-ichi's stock is traded on the Tokyo Stock Exchange. No other company has any legal responsibility to pay amounts that the Company owes under the Contracts. The Company is solely responsible for paying all amounts owed to you under the Contract.

SAFEKEEPING OF ACCOUNT ASSETS
Title to the assets of the Variable Account is held by Protective Life. The assets are kept physically segregated and held separate and apart from the Company's General Account assets and from the assets in any other separate account.
Records are maintained of all purchases and redemptions of Fund shares held by each of the Sub-Accounts.
The officers and employees of Protective Life are covered by an insurance company blanket bond issued in the amount of $50 million dollars. The bond insures against dishonest and fraudulent acts of officers and employees.
RECORDS AND REPORTS
Protective Life will maintain all records and accounts relating to the Variable Account. As presently required by the 1940 Act and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Owner(s) periodically at the last known address.
LEGAL MATTERS
Eversheds Sutherland (US) LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.
EXPERTS
The financial statements of the subaccounts, which comprise Variable Annuity Account A of Protective Life as of December 31, 2021, and for each of the years or periods presented, have been incorporated by reference in this Statement of Additional Information in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.
The statutory financial statements and financial statement schedules of Protective Life and Annuity Insurance Company as of December 31, 2021 and 2020, and for each of the years in the three-year period ended December 31, 2021, have been incorporated by reference in this Statement of Additional Information in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.
The audit report covering the December 31, 2021 statutory financial statements includes explanatory language that states that the financial statements are prepared by Protective Life and Annuity Insurance Company using statutory accounting practices prescribed or permitted by the Alabama Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the audit report states that the financial statements are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those financial statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the Alabama Department of Insurance.
The business address for KPMG LLP is 420 20th Street North, Suite 1800, Birmingham, Alabama 35203.

1

FINANCIAL STATEMENTS
The audited statements of assets and liabilities of the subaccounts of Variable Annuity Account A of Protective Life as of December 31, 2021, and the related statements of operations and of changes in net assets for each of the years or periods presented as well as the Report of Independent Registered Public Accounting Firm are incorporated by reference to the Variable Account's Form N-VPFS, File No. 811-8537 filed with the SEC on April 22, 2022.
The audited statutory statements of Protective Life and Annuity Insurance Company as of December 31, 2021 and 2020, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2021, as well as the Report of Independent Auditors are incorporated into the Statement of Additional Information herein by reference to the Variable Account's Form N-VPFS, File No. 811-8537 filed with the SEC on April 22, 2022. Protective Life's consolidated financial statements should be considered only as bearing on its ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in Variable Annuity Account A of Protective Life.

2

PART C

OTHER INFORMATION

Item 27. Exhibits

(a)  Board of Directors Resolutions

(a) (1) Resolution of the Board of Directors of Protective Life and Annuity Insurance Company (Formerly American Foundation Life Company) authorizing establishment of the Variable Account A of Protective Life is incorporated herein by reference to the Post-Effective Amendment No. 6 to the Form N-4 Registration Statement (File No. 333-201920), filed with the Commission on April 29, 2020.

(b) Custodial Agreements - Not Applicable

(c) Underwriting Contracts

(c) (1) Distribution Agreement between IDI and PLAIC is incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 333-153043), filed with the Commission on September 19, 2011.

(c) (2) Second Amended Distribution Agreement between IDI and PLAIC is incorporated herein by reference to the to the Post-Effective Amendment No. 6 to the Form N-4 Registration Statement (File No. 333-179963), filed with the Commission on April 29, 2014.

(c) (3) Distribution Agreement between Investment Distributors, Inc. and broker-dealers is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-233415), filed with the Commission on August 22, 2019.

(d) Contracts (including Riders and Endorsements)

(d) (1) Form of Individual Flexible Premium Deferred Variable and Fixed Annuity Contract is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-179963), filed with the Commission on March 7, 2012.

(d) (2) Contract Schedule for Individual Contracts is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-179963), filed with the Commission on March 7, 2012.

(d) (3) Guaranteed Account Endorsement is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-179963), filed with the Commission on March 7, 2012.

(d) (4) Waiver of Surrender Charge Endorsement for Terminal Illness or Nursing Home Confinement is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-179963), filed with the Commission on March 7, 2012.

(d) (5) SecurePay 5 Rider is incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-201920), filed with the Commission on June 19, 2015.

(d) (6) Revised SecurePay 5 Rider is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-201919), filed with the Commission on February 24, 2016.

(d) (7) SecurePay 5 Spousal Continuation Rider is incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-201920), filed with the Commission on June 19, 2015.

(d) (8)  Revised SecurePay 5 Spousal Continuation Rider is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-201919), filed with the Commission on February 24, 2016.

(d) (9) Protective Income Manager Rider is incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-201920), filed with the Commission on June 19, 2015.

(d) (10)  Revised Protective Income Manager Rider is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-201919), filed with the Commission on February 24, 2016.

(d) (11) Qualified Retirement Plan Endorsement is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-179963), filed with the Commission on March 7, 2012.

(d) (12) Roth IRA Endorsement is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-179963), filed with the Commission on March 7, 2012.

(d) (13) Traditional IRA Endorsement is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-179963), filed with the Commission on March 7, 2012.

(d) (14) Maximum Anniversary Value Death Benefit Rider is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-179963), filed with the Commission on March 7, 2012.

(d) (15) Return of Purchase Payments Death Benefit Rider is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-179963), filed with the Commission on March 7, 2012.

(d) (16) Medical Evaluation for Enhanced GMWB Withdrawal Percentages is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-179963), filed with the Commission on March 7, 2012.

(d) (17) Annuitization Bonus Endorsement is incorporated herein by reference to the the Form N-4 Registration Statement (File No. 333-179963), filed with the Commission on March 7, 2012.

(d) (18)  Maximum Quarterly Value Death Benefit Rider is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-201919), filed with the Commission on February 24, 2016.

(e) Applications

(e) (1) Contract Application for Individual Flexible Premium Deferred Variable and Fixed Annuity Contract is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-201920), filed with the Commission on February 6, 2015.

(f) Depositor's Certificate of Incorporation and By-Laws

(f) (1) Charter of Protective Life and Annuity Insurance Company is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-41577), filed with the Commission on December 5, 1997.

(f) (1) (i) 2005 Amended and Restated Articles of Incorporation of Protective Life and Annuity Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 6 to the Form N-4 Registration Statement (File No. 333-201920), filed with the Commission on April 29, 2020.

(f) (2) By-Laws of Protective Life and Annuity Insurance Company is incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-41577), filed with the Commission on December 5, 1997.

(f) (2) (i) 2011 Amended and Restated By-Laws of Protective Life and Annuity Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 6 to the Form N-4 Registration Statement (File No. 333-201920), filed with the Commission on April 29, 2020.

(g) Reinsurance Contracts - Not Applicable

(h) Participation Agreements

(h) (1) Participation Agreement dated May 1, 2008 (Oppenheimer Variable Account Funds) is incorporated herein by reference to the Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-153043), filed with the Commission on April 30, 2009.

(h) (1) (i) Rule 22c-2 Shareholder Information Agreement (Oppenheimer Variable Account Funds) is incorporated herein by reference to Post-Effective Amendment No.17 to the Form N-4 Registration Statement (File No. 33-70984), filed with the Commission on April 27, 2007.

(h) (2) Participation Agreement dated April 30, 2002 (Lord Abbett Series Funds) is incorporated herein by reference to the Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-153043), filed with the Commission on April 30, 2009.

(h) (2) (i) Rule 22c-2 Shareholder Information Agreement (Lord Abbett Series Funds) is incorporated herein by reference to the Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-153043), filed with the Commission on April 30, 2009.

(h) (3) Participation Agreement dated December 19, 2003 (Goldman Sachs Variable Insurance Trust) is incorporated herein by reference to the Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-153043), filed with the Commission on April 30, 2009.

(h) (3) (i) Rule 22c-2 Shareholder Information Agreement (Goldman Sachs Variable Insurance Trust) is incorporated herein by reference to the Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-153043), filed with the Commission on April 30, 2009.

(h) (3) (ii) Amendment dated April 12, 2011 to Participation Agreement re Summary Prospectus (Goldman Sachs Variable Insurance Trust) is incorporated herein by reference to the Post-Effective Amendment No. 6 to the Form N-4 Registration Statement (File No. 333-146508), filed with the Commission on April 28, 2011.

(h) (3) (iii) Amendment dated December 22, 2020 to Participation Agreement (Goldman Sachs Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240193), filed with the Commission on April 16, 2021.

(h) (3) (iv) Amendment dated April 12, 2021 to Participation Agreement (Goldman Sachs Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240193), filed with the Commission on April 16, 2021.

(h) (3) (v) Amendment dated March 24, 2022 to Participation Agreement (Goldman Sachs Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240193), filed with the Commission on April 15, 2022.

(h) (4) Participation Agreement dated May 1, 2008 (Fidelity Variable Insurance Products) is incorporated herein by reference to the Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-153043), filed with the Commission on April 30, 2009.

(h) (4) (i) Amendment to Participation Agreement dated October 15, 2020 (Fidelity Variable Insurance Products) is incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240193), filed with the Commission on November 24, 2020.

(h) (4) (ii) Amendment to Participation Agreement dated March 10, 2022 (Fidelity Variable Insurance Products) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240193), filed with the Commission on April 15, 2022.

(h) (5) Participation Agreement dated May 1, 2008 (Franklin Templeton Variable Insurance Products Trust) is incorporated herein by reference to the Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-153043), filed with the Commission on April 30, 2009.

(h) (5) (i) Rule 22c-2 Shareholder Information Agreement (Franklin Templeton Variable Insurance Products Trust) is incorporated herein by reference to the Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-153043), filed with the Commission on April 30, 2009.

(h) (5) (ii) Amendment dated August 16, 2010 to Participation Agreement re Summary Prospectus (Franklin Templeton Variable Insurance Products Trust) is incorporated herein by reference to the Post-Effective Amendment No. 6 to the Form N-4 Registration Statement (File No. 333-146508), filed with the Commission on April 28, 2011.

(h) (5) (iii) Participation Agreement dated November 30, 2020 (Franklin Templeton Variable Insurance Products Trust) is incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240193), filed with the Commission on November 24, 2020.

(h) (5) (iv) Addendum dated November 30, 2020 to Participation Agreement (Franklin Templeton Variable Insurance Products Trust) is incorporated herein reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240193), filed with the Commission on April 16, 2021.

(h) (5) (v) Amendment dated March 31, 2021 to Participation Agreement (Franklin Templeton Variable Insurance Products Trust) is incorporated herein reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240193), filed with the Commission on April 16, 2021.

(h) (6) Participation Agreement dated November 1, 2009 (Legg Mason) is incorporated herein by reference to the Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-153043), filed with the Commission on October 29, 2009.

(h) (6) (i) Amendment dated March 1, 2012 to Participation Agreement (Legg Mason) is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240193), filed with the Commission on November 24, 2020.

(h) (6) (ii) Amendment dated August 11, 2020 to Participation Agreement (Legg Mason) is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240193), filed with the Commission on November 24, 2020.

(h) (7) Participation Agreement dated November 1, 2009 (PIMCO Variable Insurance Products Trust) is incorporated herein by reference to the Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-153043), filed with the Commission on October 29, 2009.

(h) (7) (i) Novation of and Amendment dated April 25, 2011 to Participation Agreement (PIMCO Variable Insurance Products Trust) is incorporated herein by reference to the Post-Effective Amendment No. 6 to the Form N-4 Registration Statement (File No. 333-146508), filed with the Commission on April 28, 2011.

(h) (7) (ii) Amendment dated April 25, 2011 to Participation Agreement re Summary Prospectus (PIMCO Variable Insurance Products Trust) is incorporated herein by reference to the Post-Effective Amendment No. 6 to the Form N-4 Registration Statement (File No. 333-146508), filed with the Commission on April 28, 2011.

(h) (7) (iii) Amendment dated September 1, 2020 to Participation Agreement (PIMCO Variable Insurance Products Trust) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240193), filed with the Commission on April 16, 2021.

(h) (7) (iv) Amendment dated April 2, 2021 to Participation Agreement (PIMCO Variable Insurance Products Trust) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240193), filed with the Commission on April 16, 2021.

(h) (8) Participation Agreement dated November 1, 2009 (Royce Capital) is incorporated herein by reference to the Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-153043), filed with the Commission on October 29, 2009.

(h) (8) (i) Rule 22c-2 Information Sharing Agreement (Royce Capital) is incorporated herein by reference to the Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-153043), filed with the Commission on October 29, 2009.

(h) (8) (ii) Amendment dated November 30, 2020 (Royce Capital) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240193), filed with the Commission on April 16, 2021.

(h) (9) Participation Agreement dated June 1, 2010 (AIM-Invesco Variable Insurance Funds) is incorporated herein by reference to Post-Effective Amendment No. 19 to the Form N-4 Registration Statement (File No. 333-113070), filed with the Commission on April 25, 2011.

(h) (10) Participation Agreement dated June 18, 2015 (American Funds) is incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240193), filed with the Commission on November 24, 2020.

(h) (10) (i) Amendment dated November 30, 2020 to Participation Agreement (American Funds) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240193), filed with the Commission on April 16, 2021.

(h) (10) (ii) Amendment dated March 22, 2021 to Participation Agreement (American Funds) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240193), filed with the Commission on April 16, 2021.

(h) (11) Participation Agreement dated May 1, 2016 (Clayton Street Funds) is incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240193), filed with the Commission on November 24, 2020.

(h) (11) (i) Amendment dated September 1, 2020 to Participation Agreement (Clayton Street Funds) is incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240193), filed with the Commission on November 24, 2020.

(h) (11) (ii) Amendment dated December 10, 2020 to Participation Agreement (Clayton Street Funds) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240193), filed with the Commission on April 16, 2021.

(h) (11) (iii) Amendment dated March 10, 2022 to Participation Agreement (Clayton Street Funds) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240193), filed with the Commission on April 15, 2022.

(h) (12) Participation Agreement dated December 16, 2020 (Alliance Bernstein) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-240193), filed with the Commission on April 16, 2021.

(h) (12) (i) Amendment dated March 15, 2021 to Participation Agreement (Alliance Bernstein) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File 333-240193), filed with the Commission on April 16, 2021.

(h) (13) Participation Agreement dated December 1, 2020 (BlackRock) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File 333-240193), filed with the Commission on April 16, 2021.

(h) (13) (i) Amendment dated April 1, 2021 to Participation Agreement (BlackRock) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File 333-240193), filed with the Commission on April 16, 2021.

(h) (14) Participation Agreement dated April 12, 2021 (Columbia Funds Variable Insurance Trust I) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File 333-240193), filed with the Commission on April 16, 2021.

(h) (14) (i) Participation Agreement dated April 12, 2021 (Columbia Funds Variable Insurance Trust II) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File 333-240193), filed with the Commission on April 16, 2021.

(h) (14) (ii) Amendment dated March 22, 2022 to Participation Agreement (Columbia Funds Variable Insurance Trust) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240193), filed with the Commission on April 15, 2022.

(h) (15) Participation Agreement dated December 8 ,2020 (T. Rowe Price) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File 333-240193), filed with the Commission on April 16, 2021.

(h) (15) (i) Rule 22c-2 Agreement dated December 8, 2020 (T. Rowe Price) is incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File 333-240193), filed with the Commission on April 16, 2021.

(i) Administrative Contracts - Not Applicable

(j) Other Material Contracts - Not Applicable

(k) Legal Opinion

(k) (i) Opinion and Consent of Bradford Rodgers, Esq.

- Filed herein.

(l) Other Opinions

(l) (1) Consent of Eversheds Sutherland (US) LLP

- Filed herein.

(l) (2) Consents of KPMG LLP

- Filed herein.

(l) (3) Power of Attorney

- Filed herein.

(m) Omitted Financial Statements - Not Applicable

(n) Initial Capital Agreements - Not Applicable

(o) Form of Initial Summary Prospectuses

-Filed herein.

Item 28. Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
Adams, D. Scott	Executive Vice President, Corporate Responsibility, Strategy & Innovation
Banerjee Choudhury, Shiladitya (Deep)	Senior Vice President and Treasurer
Bartlett, Malcolm Lee	Senior Vice President, Corporate Tax
Bielen, Richard J.	Chairman of the Board, Chief Executive Officer, President, and Director
Black, Lance P.	Executive Vice President, Acquisitions and Corporate Development
Borie, Kevin B.	Senior Vice President, Chief Valuation Actuary, and Appointed Actuary
Casey, Sean	Senior Vice President, and Corporate Actuary
Cramer, Steve	Senior Vice President, and Chief Product Officer
Creutzmann, Scott E.	Senior Vice President, and Chief Compliance Officer
Drew, Mark L.	Executive Vice President, and Chief Legal Officer
Evesque, Wendy L.	Executive Vice President, and Chief Human Resources Officer
Hackett, Richard C.	Senior Vice President, Dealer Participation
Harrison, Wade V.	Senior Vice President, and President, Protection Division
Herring, Derry W	Senior Vice President, and Chief Auditor
Karchunas, M. Scott	Senior Vice President, and President, Asset Protection Division
Kohler, Matthew	Senior Vice President, and Chief Technology Officer
Kurtz, Richard J.	Senior Vice President, Chief Distribution Officer APD
Laeyendecker, Ronald	Senior Vice President, Executive Benefit Markets
Lawrence, Mary Pat	Senior Vice President, Government Affairs
Lee, Felicia M.	Secretary, and Senior Counsel
McDonald, Laura Y.	Senior Vice President, and Chief Mortgage and Real Estate Officer
Moschner, Christopher	Senior Vice President, and Chief Marketing Officer
Passafiume, Philip E.	Executive Vice President, and Chief Investment Officer
Peeler, Rachelle	Senior Vice President
Radnoti, Francis	Senior Vice President, and Chief Product Officer
Rahman, Pooja T.	Senior Vice President, and Chief Risk Officer
Ray, Webster M.	Senior Vice President, Investments
Riebel, Matthew A.	Senior Vice President, and Chief Distribution Officer
Seurkamp, Aaron C.	Senior Vice President, and President, Retirement Division
Temple, Michael G.	Vice Chairman, Chief Operating Officer, and Director
Wagner, James	Senior Vice President, and Chief Distribution Officer
Wahlheim, Cary T.	Senior Vice President, and Senior Counsel
Walker, Steven G.	Executive Vice President, Chief Financial Officer, and Director
Wells, Paul R.	Senior Vice President, and Chief Accounting Officer
Whitcomb, John	Senior Vice President, Distribution Operations
Williams, Doyle J.	Senior Vice President, Distribution Companies
Williams, Lucinda S.	Senior Vice President, and Chief Customer Officer

* Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223

Item 29. Persons Controlled by or Under Common Control With the Depositor or the Registrant

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company’s outstanding voting common stock is owned by Protective Life Corporation, a subsidiary of Dai-ichi Life Holdings, Inc. Protective Life Corporation is described more fully in the prospectus included in this registration statement.

For more information regarding the company structure of Protective Life Corporation and Dai-ichi Life Holdings, Inc., please refer to the organizational chart filed with Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-240102), filed with the Commission on April 15, 2022.

Item 30. Indemnification

Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life’s directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

In addition, the executive officers and directors are insured by PLC’s Directors’ and Officers’ Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

(a)  Investment Distributors, Inc. (“IDI”) is the principal underwriter of the Contracts as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Life Separate Account, Protective Variable Annuity Separate Account, PLICO Variable Annuity Account S, PLAIC Variable Annuity Account S, Protective COLI VUL, Protective NY COLI VUL and Protective Acquired Variable Annuity Separate Account.

(b)  The following information is furnished with respect to the officers and directors of Investment Distributors, Inc.

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Brown, Barry K.	Director	Vice President, Operations
Coffman, Benjamin P.	Assistant Financial Officer	2VP Financial Reporting
Creutzmann, Scott E.	Chief Compliance Officer, and Director	Senior Vice President and Chief Compliance Officer
Gilmer, Joseph F.	Assistant Financial Officer, and Director	Assistant Vice President, Financial Reporting
Guerrera, Darren C.	Chief Financial Officer	Vice President
Hicks, Victoria Ann	Senior Supervisory Principal	Senior Supervisory Principal
Johnson, Julena G.	Assistant Compliance Officer	Compliance Director
Lee, Felicia M.	Secretary	Secretary and Senior Counsel
Lippeatt, Jason H.	Supervisory Principal	Supervisory Principal
Morsch, Letitia	Assistant Secretary	Vice President, New Business Operations
Wagner, James	President	Senior Vice President and Chief Distribution Officer

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

(c)  The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investment Distributors, Inc.	N/A	None	N/A	N/A

Item 32. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by Protective Life and Annuity Insurance Company at 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 33. Management Services

All management contracts are discussed in the Prospectus or Statement of Additional Information.

Item 34. Fee Representation

Protective Life represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Protective Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant of this Registration Statement certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on April 27, 2022.

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

By: *
Richard J. Bielen, President
Protective Life and Annuity Insurance Company

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

By: *
Richard J. Bielen, President
Protective Life and Annuity Insurance Company

As required by the Securities Act of 1933, this Post-effective amendment to the Registration Statement on Form N-4 has been signed by the following persons in the capacities and on the dates indicated:

Signature		Title	Date
*		Chairman of the Board, President	April 27, 2022
Richard J. Bielen		Chief Executive Officer, and Director
(Principal Executive Officer)

*		Executive Vice President, Chief Financial	April 27, 2022
Steven G. Walker		Officer, and Director
(Principal Accounting and Financial Officer)

*		Vice Chairman, Chief Operating Officer, and Director	April 27, 2022
Michael G. Temple

*BY:	/S/ BRADFORD RODGERS		April 27, 2022
Bradford Rodgers
Attorney-in-Fact

EXHIBIT INDEX

(k) (1) Opinion and Consent of Bradford Rodgers, Esq.

(l) (1) Consent of Eversheds Sutherland (US) LLP

(l) (2) Consents of KPMG LLP

(l) (3) Powers of Attorney

(o) Form of Initial Summary Prospectus